As filed with the Securities and Exchange Commission on March 9, 2005

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-07763

                         THE MASTERS' SELECT FUNDS TRUST
               --------------------------------------------------
               (Exact name of registrant as specified in charter)

               4 Orinda Way, Suite 230-D, Orinda, California 94563
               --------------------------------------------------
               (Address of principal executive offices) (Zip code)

                               Kenneth E. Gregory
                            4 Orinda Way, Suite 230-D
                                Orinda, CA 94563
                     ---------------------------------------
                     (Name and address of agent for service)

                                   Copies to:

                               Julie Allecta, Esq.
                     Paul, Hastings, Janofsky & Walker, LLP
                          55 Second Street, 24th Floor
                         San Francisco, California 94105

                                 (925) 254-8999
               --------------------------------------------------
               Registrant's telephone number, including area code

Date of fiscal year end: December 31, 2004

Date of reporting period:  December 31, 2004

Item 1. Report to Stockholders.

The Masters' Select Funds Trust

                [GRAPHIC OMITTED]

                Annual Report

                The Masters' Select Equity Fund
                The Masters' Select International Fund
                The Masters' Select Value Fund
                The Masters' Select Smaller Companies Fund

                December 31, 2004

                {LOGO] LITMAN/GREGORY FUND ADVISORS, LLC

                              www.mastersfunds.com

The Masters' Select Concept

In constructing the Masters' Select Funds, our goal was to design funds that would isolate the stock-picking skills of a group of highly regarded portfolio managers. To meet this objective, we designed the funds with both risk and return in mind, placing particular emphasis on the following factors:

1. First, only stock-pickers we believe to be exceptionally skilled were chosen to manage each fund's portfolio.

2. Second, and of equal importance, each stock-picker runs a very focused portfolio of not more than 15 of his or her favorite stocks. We believe that most stock-pickers have an unusually high level of conviction in only a small number of stocks and that a portfolio limited to these stocks will, on average, outperform (a more diversified portfolio) over a market cycle.

3. Third, even though each manager's portfolio is focused, we seek ways to diversify each of our funds. With the Equity and International Funds, we have done this by including managers with differing investment styles and market cap orientations. With the Value Fund, we have selected managers who each take unique approaches to assessing companies and defining value. With the Smaller Companies Fund, we have selected managers with varying investment approaches who each focus on the securities of small companies.

4. Finally, we believe that excessive asset growth results in diminished performance. We have committed to close each of the Masters' Select Funds to new investors at levels that we believe will preserve the managers' ability to effectively implement the "select" concept.

Portfolio Fit
--------------------------------------------------------------------------------

As with all equity funds, Masters' Select Funds are appropriate for investors with a long-term time horizon, who are willing to ride out occasional periods when the funds' net asset values decline. Within that context, we created the Masters' Select Equity and Masters' Select International Funds to be used as core equity and international fund holdings. Masters' Select Smaller Companies Fund has been created to provide a core domestic small cap investment opportunity. We created Masters' Select Value Fund for investors who seek additional, dedicated value exposure in their portfolios. Although performance in each specific down market will vary, we purposely set the allocations to each manager with the objective of keeping risk about equal to the funds' overall benchmarks. In the end, the focus on the highest conviction stocks of a group of very distinguished managers with superior track records is what we believe makes the funds ideal portfolio holdings.

[GRAPHIC OMITTED]

Contents

Our Commitment to Shareholders                                                 2
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Letter to Shareholders                                                         3
--------------------------------------------------------------------------------
Masters' Select Equity Fund
  Equity Fund Review                                                           8
  Equity Fund Managers                                                        13
  Equity Fund Stock Highlights                                                14
  Equity Fund Schedule of Investments                                         16
--------------------------------------------------------------------------------
Masters' Select International Fund
  International Fund Review                                                   18
  International Fund Managers                                                 24
  International Fund Stock Highlights                                         25
  International Fund Schedule of Investments                                  27
--------------------------------------------------------------------------------
Masters' Select Value Fund
  Value Fund Review                                                           29
  Value Fund Managers                                                         33
  Value Fund Stock Highlights                                                 34
  Value Fund Schedule of Investments                                          35
--------------------------------------------------------------------------------
Masters' Select Smaller Companies Fund
  Smaller Companies Fund Review                                               36
  Smaller Companies Fund Managers                                             40
  Smaller Companies Fund Stock Highlights                                     41
  Smaller Companies Fund Schedule of Investments                              44
--------------------------------------------------------------------------------
Expense Examples                                                              45
--------------------------------------------------------------------------------
Statements of Assets and Liabilities                                          46
--------------------------------------------------------------------------------
Statements of Operations                                                      47
--------------------------------------------------------------------------------
Statements of Changes in Net Assets
  Equity Fund                                                                 48
  International Fund                                                          48
  Value Fund                                                                  49
  Smaller Companies Fund                                                      49
--------------------------------------------------------------------------------
Financial Highlights
  Equity Fund                                                                 50
  International Fund                                                          51
  Value Fund                                                                  52
  Smaller Companies Fund                                                      53
--------------------------------------------------------------------------------
Notes to Financial Statements                                                 54
--------------------------------------------------------------------------------
Report of Independent Registered Public Accounting Firm                       59
--------------------------------------------------------------------------------
Other Information                                                             60
--------------------------------------------------------------------------------
Tax Information                                                               61
--------------------------------------------------------------------------------
Index Definitions                                                             62
--------------------------------------------------------------------------------
Trustee and Officer Information                                               63
--------------------------------------------------------------------------------

This report is intended for shareholders of the funds and may not be used as sales literature unless preceded or accompanied by a current prospectus for the Masters' Select Funds. Statements and other information in this report are dated and are subject to change.

Past performance is not a guarantee of future results. Due to market volatility, fund performance may fluctuate substantially over the short-term and current performance may differ from that shown. Share price and returns will fluctuate, and investors may have a gain or loss when they redeem shares. Litman/Gregory Fund Advisors, LLC has ultimate responsibility for the funds' performance due to its responsibility to oversee its investment managers and recommend their hiring, termination and replacement.

Quasar Distributors, LLC.
v2005-02

                                                            Table of Contents  1

Litman/Gregory Fund Advisors' Commitment to Shareholders

We are deeply committed to making each Masters' Select Fund a highly satisfying long-term investment for shareholders. In following through on this commitment we are guided by our core values, which influence four specific areas of service:

First, we are committed to the Masters' Select concept.

      o We will only hire managers who we strongly believe will deliver exceptional long-term returns relative to their benchmarks. We base this belief on extremely thorough due diligence research. This not only requires us to assess their stock picking skills, but also to evaluate their ability to add incremental performance by investing in a concentrated portfolio of their highest conviction ideas.

      o We will monitor each of the managers so that we can maintain our confidence in their ability to deliver the long-term performance we expect. In addition our monitoring will seek to assess whether they are staying true to their Masters' Select mandate. Consistent with this mandate we focus on long-term performance evaluation so that the Masters' Select stock pickers will not be distracted by short-term performance pressure.

Second, we will do all we can to ensure that the framework within which our stock pickers do their work further increases the odds of success.

      o New investments in each Fund are expected to be limited, subject to certain exceptions, when that Fund reaches certain asset levels. We followed through on this commitment when we closed Masters' Select Equity and International Funds to most new investors in October 2004 at asset levels of $750 million and $1 billion, respectively. Currently we believe that the respective closing levels for Masters' Select Value and Masters' Select Smaller Companies Funds are approximately $1 billion and $450 million. By limiting Fund size in this manner, we believe each manager's Masters' Select asset base will remain small enough so that a high level of flexibility to add value through individual stock picking will be retained.

      o The framework also includes the diversified multi-manager structure that makes it possible for each manager to invest in a concentrated manner knowing that the potential volatility within his portfolio will be diluted at the fund level by the performance of the other managers. The multi-manager structure seeks to provide the diversification necessary to temper the volatility of each manager's sub-portfolio.

      o We will work hard to discourage short-term speculators so that cash flows into the Fund are not volatile. Lower volatility helps prevent our managers from being forced to sell stocks at inopportune times or to hold excessive cash for non-investment purposes. This is why years ago the Funds implemented a six-month 2% redemption fee that is paid to each Fund for the benefit of shareholders.

Third, is our commitment to do all we can from an operational standpoint to maximize shareholder returns.

      o We will remain attentive to Fund overhead and whenever we achieve savings we will pass them through to shareholders. For example, we have had several manager changes that resulted in lower sub-advisory fees to our Funds. In every case we have passed through the full savings to shareholders in the form of fee waivers.

      o     There will be no loads, 12b-1 charges or any distribution charges.

      o We also work closely with our sub-advisors to make sure they are aware of tax-loss selling opportunities (only to be taken if there are equally attractive stocks to swap into). We account for partial sales on a specific tax lot basis so that shareholders will benefit from the most favorable tax treatment. The goal is not to favor taxable shareholders over tax-exempt shareholders but to make sure that the Masters' Select stock pickers are taking advantage of tax savings opportunities when doing so is not expected to reduce pre-tax returns.

Fourth, is our commitment to communicate honestly about all relevant developments and expectations.

      o We will continue to do this by providing thorough and educational shareholder reports.

      o We will continue to provide what we believe are realistic assessments of the investment environment.

Our commitment to Masters' Select is also evidenced by our own investment. Our employees have, collectively, substantial investments in the Funds, as does our company retirement plan. In addition, we use the Funds extensively in our client accounts in our investment advisor practice (through our affiliate Litman/Gregory Asset Management, LLC). We have no financial incentive to do so because the fees we receive from Masters' Select held in client assets are fully offset against the advisory fees paid by our clients. In fact, we have a disincentive to use the Funds in our client accounts because each Masters' Select Fund is capacity constrained (they will be closed at the pre-determined asset levels mentioned above) and by using them in client accounts we are using up capacity for which we are not paid. But we believe these Funds offer value that we can't get elsewhere and this is why we enthusiastically invest in them ourselves and on behalf of clients.

--------------------------------------------------------------------------------
While we believe highly in the ability of the Funds' sub-advisors, our commitments are not intended as guarantees of future results.

This information is authorized for use when preceded or accompanied by a prospectus for the Masters' Select Funds. Mutual fund investing involves risk; principal loss is possible. While the Funds are no-load, there are management fees and operating expenses that do apply. The prospectus contains more information regarding the funds' investment objectives, risks, fees and expenses. Read the prospectus carefully before you invest in the Funds.


2  The Masters' Select Funds Trust

January 2005

Dear Fellow Shareholder:

After struggling for much of the year the global stock market had a break-out fourth quarter that pushed the 2004 return into double-digit territory. All of the Masters' Select Funds delivered returns at least in the teens for the year. The year demonstrated once again how the financial markets can surprise investors over the short run. Though the election uncertainty did go away in November, plenty of worries remained and the headlines from Iraq seemed to worsen. Nevertheless, in the end, stocks delivered.

Please read on for general comments about performance, the Masters' Select concept, some important recent developments and lastly, recent press coverage about the Masters' Select Funds.

Masters' Select Performance

The performance of each Masters' Select Fund is depicted and discussed in detail in the sections covering each individual fund later in this report. In this section of the report we discuss the overall success level of Masters' Select and its distinctive structure.

The year 2004 was a mixed bag for the Masters' Select Funds in terms of relative performance. Masters' Select Smaller Companies and Equity both out-returned all of their benchmarks. Masters' Select International and Value both underperformed all of their benchmarks. Our mantra, as our long-term shareholders know well by now, is that long-term performance is what matters. Any fund can do well over a quarter or a year. It is much tougher to do well over extended time periods relative to the relevant index benchmarks. In assessing the Masters' Select Funds' performance it is important to understand that each fund's portfolio is built bottom-up, with no concern about how it looks relative to any benchmark. So it should be no surprise that the Masters' Select portfolios often look quite different from their benchmarks. For this reason they are likely to suffer from large "tracking error." Tracking error refers to the degree that the performance of a fund differs from its benchmark. Positive tracking error is good since it means the fund outperformed its benchmark. Negative tracking error is bad because it reflects a period of underperformance. We don't worry about tracking error over the short run but seek to comfortably beat benchmarks (positive tracking error) over multi-year periods, and of most importance, over the life of each fund.

Though we don't concern ourselves with short-term performance, it certainly would be nice to outperform in every time period. That is, of course, unrealistic. However, it is realistic to expect the funds to outperform in most short time periods if the quality of the stock picking is high. This is what has happened. In the history of Masters' Select there have been 20 full calendar years across the fund family. The Masters' Select Funds have outperformed their primary benchmarks in 14 out of the 20 calendar years--or 70% of the time. We believe this is quite a good record. There are three other metrics we regularly track and present in these reports that serve as a helpful report card on the Masters' Select long-term performance and ultimately, the success of the Masters' Select concept. These other metrics are updated below (the following section will be updated in our semiannual and annual shareholder reports):

1st Metric: Overall Fund Performance Since Each Fund's Inception

Each of the three older Masters' Select Funds has outperformed their passive index benchmarks by a comfortable margin after taking into account all fund expenses:

===========================================================================================================
                         MASTERS' SELECT PERFORMANCE VS. BENCHMARKS SINCE INCEPTION
-----------------------------------------------------------------------------------------------------------
                                                                                        Average Annual
                                                                                     Outperformance Over
Fund                       Length of Operation           Index Benchmark                  Benchmark
-----------------------------------------------------------------------------------------------------------
Masters' Select Equity           8 years                  Russell 3000             2.79% (279 basis points)
-----------------------------------------------------------------------------------------------------------
Masters' Select            7 years and 1 month           MSCI ACWI ex-US           4.63% (463 basis points)
-----------------------------------------------------------------------------------------------------------
Masters' Select Value      4 years and 6 months        Russell 3000 Value          1.66% (166 basis points)
===========================================================================================================

Masters' Select Smaller Companies is only 18 months old so we don't include it in this analysis. Though it outperformed its benchmarks in 2004 it underperformed in the prior six months and since inception. Its overall performance has been hurt by high levels of cash in the initial months and to a lesser extent throughout 2004. Please refer to pages 8, 18, 29 and 36 to view the performance of each of the funds and their respective benchmarks for all relevant time periods.

2nd Metric: Consistency of Outperformance

It is widely documented that beating a passive index over the long run is a rare feat for active managers. In fact there are many investment professionals and academics who believe active management is folly because the odds are stacked so heavily in favor of index funds. In the case of Masters' Select, each fund has in fact, as mentioned above, bested its benchmark over the long run. This is one measure of consistency that we believe offers a reason for optimism. Another measure is the percentage of times that each fund outperforms its benchmark over rolling three-year and five-year time periods. While we would like each Masters' Select Fund to outperform its index benchmark in every three-year period, that has not proven possible and is perhaps an unrealistic standard since one bad year can have a


                                                           Shareholder Letter  3
huge impact on any three-year period. What we do seek is for each Masters' Select Fund to outperform its benchmark a very high percentage of the time over this intermediate time period of three years, and a higher percentage of the time over five-year periods. So far this goal has been achieved as depicted in the following table. Though there are never any guarantees and past performance cannot be relied on to predict future performance, we believe consistently good performance over intermediate to longer-term time periods gives shareholders a reason to have confidence that a fund is a good bet to outperform its benchmark over most reasonably long time periods. So far we believe the Masters' Select Funds have achieved this objective. The evidence is outlined in the following table.

===========================================================================================
  PERCENTAGE OF TIMES FUND BEAT ITS INDEX BENCHMARK OVER ROLLING THREE-YEAR TIME PERIODS*
-------------------------------------------------------------------------------------------
                                Number of                      Number of
                                Three-Year     Percentage      Five-Year       Percentage
Fund                             Periods      Outperformed      Periods       Outperformed
-------------------------------------------------------------------------------------------
Masters' Select Equity              61             95%             37             100%
-------------------------------------------------------------------------------------------
Masters' Select                     50             78%             26             100%
International
-------------------------------------------------------------------------------------------
Masters' Select Value               19             74%            n/a              n/a
===========================================================================================

* The first rolling three-year period is reached 36 months after each fund's inception (based on month-end dates). The starting and ending periods then "roll" forward one month at a time to comprise a new 36-month period. The first rolling five-year period is reached 60 months after each fund's inception (based on month-end dates). The starting and ending periods then "roll" forward one month at a time to comprise a new 60-month period.

We believe the consistency of the outperformance across time periods and across funds strongly suggests that Masters' Select has performed well for reasons that can't be explained by mere chance.

3rd Metric: Performance of the Underlying Sub-advisors

A third measure for assessing performance is the performance of the underlying sub-advisors. If a fund's success was the result of spectacular performance by one or two sub-advisors, one could perhaps make the argument that there was luck involved and thereby question the likelihood that the outperformance may be repeated. In our opinion, the more managers who outperform their benchmarks over the long run, the more likely it is that the group is truly skilled and that the Masters' Select structure enhances the ability of managers to succeed. With respect to this test, the evidence seems overwhelming. Every sub-advisor who has ever run a Masters' Select portfolio for at least three years has outperformed his or her benchmark. (There is more detail on this metric in the sections on each individual fund.) For now we will simply summarize the facts, which are that there have been 15 managers who have picked stocks for Masters' Select for at least three years and all have outperformed their benchmarks during their Masters' Select tenure. This includes two managers no longer part of Masters' and two others who are included twice because they are part of two Masters' Select Funds. The odds of this outperformance happening by chance would seem to be quite low.

We continue to believe that together, the above metrics offer strong evidence that the Masters' Select concept is being well executed and is delivering. In the past, our discussions have focused mostly on the importance of the due-diligence process we go through in order to find and select stock pickers we believe are highly skilled, and the Masters' Select mandate which requires each stock picker to build a portfolio of not more than 15 of his highest-conviction stock ideas. We've also mentioned the importance of long-term focus but never discussed its importance in detail. Based on our many years of evaluating and interacting with stock pickers, we believe that many stock pickers feel pressure to perform over the short-term and that this impacts their decision-making. This pressure is a function of the tendency for funds to suffer liquidations after a bad year or two, or for fickle clients to fire a manager who underperforms over a similar time period. The result is that when a stock picker has a very high-conviction idea, but is not confident that the idea will work out in the short-run, he may be less likely to buy it or to weight it as heavily as deserved based on his long-term conviction level. The stock picker may also hold stocks that have momentum but that he believes are significantly overvalued, in order to avoid short-term underperformance if these stocks continue to temporarily drive the market. This sort of behavior was common during the tech bubble of a few years ago. Some funds were temporarily rewarded, but over the long-term this short-term "game playing" hurt their shareholders and their own performance records. A number of other fund managers who avoided overvalued tech stocks drastically underperformed for a while and in some cases suffered shareholder redemptions. But in the long run they served their shareholders well and in most cases were rewarded with a powerful positive reversal in the cash flows into their funds. We have tended to be attracted to managers who already have a disciplined focus on doing what will maximize their long-term performance. But beyond finding the right managers, we are seeking to create an ideal stock-picking environment that will make it easier for each of our stock pickers to manage a portfolio as they might if it was their own money at risk and they were the ultimate judge of their success. The message they get from Litman/Gregory is two-fold:

o First, they know that we have done extensive due diligence on their firm and investment team and that we understand their philosophy, investment process and investment edge well. Therefore, unless something changes within their firm or we discover new information, we will not replace them simply because they underperform for a year or two.


4  The Masters' Select Funds Trust

o Second, we encourage them to run the portfolio as they would if they were investing their own money, without regard to short-term tracking error or short-term volatility. This objective is made easier because they realize that as one of several stock pickers on the fund, their individual portfolio volatility will be somewhat smoothed by the inclusion of the other subadvised portfolios.

Together, we believe this mindset of focusing on long-term performance without worrying about tracking error, in addition to the concentration, frees up each manager to make decisions with the single overriding objective of long-term performance within the constraints of their investment approach and investment universe. This means there is no artificial defensiveness built into the portfolios in order to pacify short-term oriented investors at the expense of long-term returns. And, because of the manager diversification, we believe this focus can be achieved with risk that is within a reasonable range of each fund's benchmarks.

Developments

There are several important developments to report.

Masters' Select International sub-advisors: Since the end of 2004 we have made a decision and received approval from the Board of Trustees to hire Amit Wadhwaney who also manages Third Avenue International Value Fund, and Jim Gendelman who also manages Marsico International Opportunities Fund. Wadhwaney and Gendelman are taking over most of the assets previously run by Mark Yockey and Dan Jaworski who we have decided not to retain as a sub-advisors.

Please refer to the section of this report covering Masters' Select International for more information on both of these developments.

Fund Closings: During the month of October, both Masters' Select Equity Fund and Masters' Select International Fund closed to investment from most new shareholders. Existing shareholders can continue to add new money to their holdings in these funds. In both cases each fund reached asset closing levels that had long ago been identified by Litman/Gregory Fund Advisors (LGFA). We are committed to keeping the asset base of each fund manageable so that the sub-advisors can maintain a high level of flexibility in their efforts to generate strong returns for shareholders.

Expenses inched lower in Masters' Select Equity, International and Value during 2004. All three funds are currently accruing expenses at lower levels than was the case in 2004. There was a more significant expense decline for Masters' Select Smaller Companies Fund which came in at 1.40% compared to 1.65% in 2003 and the fund is now accruing expenses at 1.30%. Expense ratio declines are in large part a function of asset growth.

Taxes: Masters' Select Equity and Value did not make taxable distributions in 2004. Masters' Select International paid a small dividend and Masters' Select Smaller Companies distributed short and long-term capital gains amounting to approximately 3% of net asset value.

Fund Management Team at Litman/Gregory Fund Advisors: Effective January 2005, Jeremy DeGroot, M.S., CFA, is joining me as co-manager of the Masters' Select Fund family. Jeremy is a partner and co-Chief Investment Officer of Litman/Gregory Asset Management, LLC (LGAM), the sister firm of Litman/Gregory Fund Advisors, LLC. LGAM employs our entire investment research team. Though my name has been most associated with Masters' Select over the years, the oversight and management of the funds has been a team effort. Our research team conducts due diligence on sub-advisors and performs ongoing monitoring. Both Jeremy and I are members of the research team along with five other dedicated analysts. A number of other investment professionals contribute to LGAM's overall research effort. Jeremy's expanded role will include some additional oversight work and contribution to shareholder communications. In addition, Jeremy's long-standing informal involvement in decisions regarding sub-advisors, fund launchings and other aspects of Masters' Select will now be more formalized so that we will jointly take the lead on all decisions with input, as always, from our research team and other partners in the firm. Though Jeremy is being formally recognized and his role is somewhat expanded, for the most part this recognition comes after the fact as Jeremy has been involved in the oversight of Masters' Select for several years.

As Jeremy takes on a more formal role, my role will be somewhat reduced. The primary change will be less responsibility for the monitoring of specific managers and less involvement in due-diligence work. Jeremy and other members of our research team will take on more of this responsibility. In each case, analysts who already are familiar with and have responsibility for a specific sub-advisor by virtue of our research on the sub-advisors' own funds (e.g. we cover Bill Miller's fund, Legg Mason Value Trust for our investment management and investment publishing businesses) will formally fold the Masters' Select monitoring into their existing coverage (they have always considered Masters' interests in their ongoing research). I also am reducing my hours in the office in an effort to rein in my workaholic tendencies while I'm still young enough to enjoy a more balanced life. Much of my reduction will come from non-Masters' related responsibilities though the involvement of our team as described above will free up some time. This evolutionary change should not be misconstrued as a significant lessening of my involvement in Masters' Select now or in the foreseeable future. The ultimate responsibility for Masters' Select will continue to stop at my desk. I remain highly committed to Masters' Select with a goal of extending our record and reputation as a fund family that consistently delivers good relative performance and does so with the highest level of integrity and shareholder focus.


                                                           Shareholder Letter  5

Litman/Gregory's Investment in Masters' Select: The owners and employees of Litman/Gregory as well as the independent trustees of Masters' Select continue to have great confidence in the Masters' Select concept and our ability to successfully execute it with the assistance of our sub-advisors. This is why our substantial investment in Masters' Select continues to grow. As of December 31, 2004 the combined total investment in Masters' Select from owners, employees and trustees was $9.3 million.

Website Enhancement: We recently added a new function to our website, www.mastersfunds.com. This new function allows shareholders to view their account balances and transaction history. To access your account, visit the website and go to the My Account Login button. You will need your account number and 9 digit taxpayer ID /social security number in order to establish your personal identification number (PIN).

Accolades: The Masters' Select Funds received a number of accolades during 2004. Perhaps most satisfying was the "A" fiduciary grade received by all four of the Masters' Select Funds from Morningstar, the independent mutual fund rating firm. As of January 19, 959 funds had been graded and 79 had received an A grade (8.2% of the total number of graded funds). Morningstar uses an A-F scale. We have always had a philosophy of putting our shareholder interests first as is evidenced by our commitment to closing our funds, honest communications, expense management, redemption fees to discourage short-term investors and our dedication to hiring only highly qualified stock pickers. We also stand by our Commitment to Shareholders which is published in our Annual and Semi-Annual reports (see page 2),

In addition to the fiduciary grade there were other comments about Masters' Select in the financial media during 2004, including:

o     From Morningstar.com's Analyst Reports:

      Masters' Select Value: "This fund might be due for a breather, given how successful it has been since its 2001 inception, but we think it's a long-term winner." 12/01/2004

      Masters' Select Smaller Companies: "This fund is one of the most appealing recent entrants in the small-cap universe. A quintet of top-flight managers and a small asset base give this fund considerable appeal." 12/10/2004

      Masters' Select International: "Though the fund is lagging this year, it produced top-quartile results in five of its first six calendar years...In short, shareholders are likely to be happy here, as long as they know that the fund is somewhat more volatile than most of its peers, due to its issue focus and other distinctions." 11/10/2004

      Masters' Select Equity: "An all-star lineup of six managers, each with an excellent long-term record, has delivered the goods here. The combined portfolio is a mix of value and growth and large and small stocks. This is shaping up to be a solid core fund for fans of active management." 12/06/2004

o From Kiplingers.com, an article about Masters' Select Smaller Companies titled "Value Added: A Dream Team for Small Caps"

o From Bloomberg Wealth Manager's article "In With the New," which covered the growth in sub-advised funds. The article states that "This organization is without question at the top of the heap" in referring to Masters' Select with respect to the question "which fund families have proven particularly deft at picking sub-advisors?"

o From Kiplinger's Personal Finance in two articles titled "The 25 Best Funds" and "Invest in the Best."

In Closing

At Litman/Gregory Fund Advisors we consider ourselves very fortunate to have the confidence of the many thousands of shareholders who invest in Masters' Select. We take our responsibility seriously, and will continue to work hard and think creatively in order to achieve our goal of superior long-term performance relative to each fund's benchmarks and peer groups. In pursuing this goal we will continue to view shareholder interests as criteria number one with respect to our decision-making.


/s/ Ken Gregory

Ken Gregory
President
Litman/Gregory Fund Advisors


6  The Masters' Select Funds Trust

Please refer to pages 8, 18, 29 and 36 to view the performance of each of the funds and their respective benchmarks for all relevant time periods.

Neither the information contained herein nor any opinion expressed shall be construed to constitute an offer to sell or a solicitation to buy any security or any other funds mentioned herein. The views herein are those of Litman/Gregory Fund Advisors, LLC at the time the material is written and may not be reflective of current conditions.

Past performance is not a guarantee of future results.

The selection of Masters' Select as being at the top of the heap in selecting sub-advisors by the Editors of Bloomberg Wealth Management is based on the five-year performance of Masters' Select Equity and International Funds.

The selection of the 25 Best Funds by the Editors of Kiplinger's Personal Finance Magazine is based on the following criteria: consistency of long-term performance, manager experience, risk as measured by performance volatility during bear markets, fund operating expenses, limitation of assets under management, and the integrity of the fund company.


                                                           Shareholder Letter  7

Masters' Select Equity Fund Review
--------------------------------------------------------------------------------

The stock market closed with a very strong fourth quarter, turning what looked likely to be a mediocre year into a strong year for performance. Stocks of small companies and foreign stocks performed particularly well while value stocks bested growth stocks for the full year. Masters' Select Equity participated in the fourth quarter rally and outperformed all of its benchmarks on the year with a return of 13.54%.

Comparison Chart
--------------------------------------------------------------------------------

The value of a hypothetical $10,000 investment in Masters' Select Equity Fund from its inception (12/31/96) to present as compared with the Russell 3000 Index, the Custom Equity Index and the Lipper Multi-Cap Core Index.

[LINE CHART OMITTED]

                       Masters'     Russell       Lipper         Custom
                       Select     3000 Index     Multi-Cap       Equity
                       Equity                    Core Index      Index
                        Fund
31-Dec-96              $10,000       $10,000       $10,000       $10,000
31-Jan-97              $10,290       $10,553       $10,474       $10,443
28-Feb-97              $10,320       $10,565       $10,443       $10,466
31-Mar-97              $ 9,860       $10,086       $10,057       $10,070
30-Apr-97              $10,210       $10,583       $10,405       $10,502
31-May-97              $10,920       $11,306       $11,107       $11,251
30-Jun-97              $11,530       $11,776       $11,526       $11,764
31-Jul-97              $12,790       $12,700       $12,402       $12,547
31-Aug-97              $12,500       $12,184       $12,061       $12,019
30-Sep-97              $13,560       $12,875       $12,724       $12,724
31-Oct-97              $12,850       $12,442       $12,246       $12,217
30-Nov-97              $12,740       $12,919       $12,454       $12,584
31-Dec-97              $12,911       $13,177       $12,627       $12,791
31-Jan-98              $12,845       $13,246       $12,698       $12,908
28-Feb-98              $13,925       $14,193       $13,605       $13,834
31-Mar-98              $14,415       $14,897       $14,243       $14,486
30-Apr-98              $15,081       $15,043       $14,397       $14,616
31-May-98              $14,557       $14,671       $14,002       $14,275
30-Jun-98              $14,732       $15,167       $14,395       $14,697
31-Jul-98              $14,579       $14,891       $14,102       $14,364
31-Aug-98              $11,850       $12,610       $11,906       $12,176
30-Sep-98              $12,210       $13,470       $12,471       $12,873
31-Oct-98              $13,140       $14,492       $13,322       $13,843
30-Nov-98              $13,883       $15,379       $14,036       $14,647
31-Dec-98              $14,834       $16,357       $14,988       $15,482
31-Jan-99              $15,304       $16,913       $15,485       $15,971
28-Feb-99              $14,572       $16,315       $14,888       $15,327
31-Mar-99              $15,413       $16,913       $15,358       $15,868
30-Apr-99              $16,955       $17,676       $15,985       $16,646
30-May-99              $16,736       $17,340       $15,806       $16,340
30-Jun-99              $18,059       $18,216       $16,581       $17,186
31-Jul-99              $17,589       $17,664       $16,216       $16,767
31-Aug-99              $17,304       $17,463       $15,933       $16,591
30-Sep-99              $16,898       $17,016       $15,536       $16,290
31-Oct-99              $17,365       $18,082       $16,324       $17,086
30-Nov-99              $17,728       $18,589       $16,850       $17,592
31-Dec-99              $18,758       $19,775       $18,103       $18,874
31-Jan-00              $18,471       $19,000       $17,589       $18,030
29-Feb-00              $18,354       $19,176       $18,266       $18,435
31-Mar-00              $20,115       $20,678       $19,437       $19,526
30-Apr-00              $19,880       $19,950       $18,715       $18,777
31-May-00              $19,254       $19,389       $18,065       $18,243
30-Jun-00              $19,867       $19,963       $18,827       $18,947
31-Jul-00              $19,658       $19,610       $18,533       $18,539
31-Aug-00              $21,067       $21,065       $19,840       $19,644
30-Sep-00              $19,684       $20,111       $18,929       $18,707
31-Oct-00              $19,632       $19,825       $18,715       $18,441
30-Nov-00              $18,210       $17,997       $17,121       $16,976
31-Dec-00              $19,353       $18,300       $17,496       $17,387
31-Jan-01              $19,935       $18,925       $18,100       $18,001
28-Feb-01              $18,787       $17,196       $16,471       $16,481
31-Mar-01              $18,026       $16,075       $15,494       $15,477
30-Apr-01              $19,338       $17,364       $16,749       $16,668
31-May-01              $20,054       $17,503       $16,890       $16,767
30-Jun-01              $20,024       $17,181       $16,599       $16,528
31-Jul-01              $19,666       $16,897       $16,266       $16,207
31-Aug-01              $18,817       $15,900       $15,344       $15,352
30-Sep-01              $16,267       $14,498       $13,771       $13,915
31-Oct-01              $16,625       $14,836       $14,145       $14,299
30-Nov-01              $18,276       $15,978       $15,256       $15,341
31-Dec-01              $18,860       $16,203       $15,613       $15,634
31-Jan-02              $18,561       $16,001       $15,268       $15,359
28-Feb-02              $17,722       $15,674       $14,992       $15,078
31-Mar-02              $18,696       $16,361       $15,599       $15,800
30-Apr-02              $18,141       $15,502       $14,936       $15,169
31-May-02              $17,976       $15,322       $14,814       $14,977
30-Jun-02              $16,583       $14,219       $13,653       $14,023
31-Jul-02              $15,250       $13,088       $12,576       $12,696
31-Aug-02              $15,669       $13,150       $12,656       $12,746
30-Sep-02              $14,261       $11,768       $11,492       $11,456
31-Oct-02              $15,175       $12,705       $12,220       $12,298
30-Nov-02              $16,314       $13,473       $12,964       $13,080
31-Dec-02              $15,265       $12,712       $12,219       $12,352
31-Jan-03              $14,801       $12,401       $12,013       $12,005
28-Feb-03              $14,366       $12,196       $11,805       $11,779
31-Mar-03              $14,426       $12,324       $11,843       $11,867
30-Apr-03              $15,819       $13,331       $12,764       $12,894
31-May-03              $17,123       $14,136       $13,628       $13,726
30-Jun-03              $17,078       $14,327       $13,831       $13,932
31-Jul-03              $17,617       $14,655       $14,098       $14,313
31-Aug-03              $18,291       $14,980       $14,532       $14,673
30-Sep-03              $17,917       $14,817       $14,339       $14,556
31-Oct-03              $19,085       $15,713       $15,192       $15,468
30-Nov-03              $19,504       $15,930       $15,430       $15,708
31-Dec-03              $20,134       $16,658       $16,045       $16,472
31-Jan-04              $20,688       $17,006       $16,422       $16,850
29-Feb-04              $20,943       $17,236       $16,677       $17,085
31-Mar-04              $20,838       $17,031       $16,488       $16,946
30-Apr-04              $20,253       $16,678       $16,140       $16,550
31-May-04              $20,823       $16,920       $16,334       $16,767
30-Jun-04              $21,437       $17,257       $16,695       $17,176
31-Jul-04              $20,149       $16,605       $16,011       $16,490
31-Aug-04              $19,954       $16,673       $15,999       $16,527
30-Sep-04              $20,628       $16,929       $16,341       $16,851
31-Oct-04              $20,913       $17,207       $16,588       $17,156
30-Nov-04              $22,006       $18,007       $17,420       $18,058
31-Dec-04              $22,860       $18,648       $18,033       $18,674

The hypothetical $10,000 investment at fund inception includes changes in share price and reinvestment of dividends and capital gains. Indices are unmanaged, do not incur fees, expenses or taxes, and cannot be invested in directly.

Investment Performance As of December 31, 2004
--------------------------------------------------------------------------------

                                           Average Annual Total Returns
                                   --------------------------------------------
                                                                       Since
                                   One-Year                           Inception
                                    (2004)    Three-Year   Five-Year  (12/31/96)
-------------------------------------------------------------------------------
Masters' Select Equity Fund         13.54%      6.62%        4.03%       10.89%
-------------------------------------------------------------------------------
Custom Equity Index                 13.36%      6.10%       -0.22%        8.12%
-------------------------------------------------------------------------------
Russell 3000 Index                  11.95%      4.80%       -1.17%        8.10%
-------------------------------------------------------------------------------
Lipper Multi-Cap Core Fund Index    12.39%      4.91%       -0.08%        7.65%
-------------------------------------------------------------------------------

Performance quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the funds may be lower or higher than the performance quoted. To obtain the performance of the funds as of the most recently completed calendar month, please visit our website at www.mastersfunds.com or call 1-800-960-0188.

The funds invest in foreign securities. Investing in foreign securities exposes investors to economic, political and market risks and fluctuations in foreign currencies. The funds invest in the securities of small companies. Small-company investing subjects investors to additional risks, including security price volatility and less liquidity than investing in larger companies.

Indices are unmanaged, do not incur fees, expenses or taxes, and cannot be invested in directly.

See page 62 for index definitions.
--------------------------------------------------------------------------------

Long-Term Performance Analysis
--------------------------------------------------------------------------------

The entire Masters' Select team continues to focus our effort on extending each fund's strong long-term performance record relative to its benchmarks. Shorter-term performance, while desirable, is not a primary objective and we expect that there will be occasional periods of a year or longer during which performance will be sub-par.

We believe that over its eight-year life Masters' Select Equity has clearly achieved its long-term performance objective relative to its benchmarks. In addition, though there are never any guarantees that past performance trends will be repeated, we believe the various elements that contributed to the fund's positive record provide reason for optimism regarding the potential of the fund to continue to beat its benchmarks over the long run. And, we believe some of the fund's performance accomplishments are also encouraging, including the following (all performance numbers are net of all fund fees and expenses including advisory fees, fund operating overhead and trading costs):

o The fund outperformed the Custom Equity Index, the best-performing of its benchmarks, by 2.77 percentage points (277 basis points) since its inception, as measured by average annual total return. This margin equates to 1.34 times the return of the Custom Equity Index over the same period.

o Over its full life the fund has outperformed the S&P 500 by an average annualized margin of 2.90% (290 basis points). We don't view this index as a primary benchmark because it is more large-cap oriented than Masters' Select Equity. For the one-year, five-year and since inception periods ended 12/31/04, the S&P 500 Index average annual total returns were 10.88%, -2.30% and 7.57%, respectively.

o The fund has outperformed its Custom Equity benchmark and its Russell 3000 benchmark in six out of eight calendar years.

o The fund outperformed its benchmarks in strong growth years (1999) and strong value years (2000, 2001 and 2004).

o The fund has outperformed, on a total return basis, all of its benchmarks in down years for the stock market (2000, 2001 and 2002) as well as in the up years of 1999 and 2004. In the up years of 1997 and 2003 it outperformed two of its three benchmarks.

o While we believe three-year time periods are still relatively short and five years is a better minimum period over which to measure performance, the consistency of the fund's performance over three-year periods is, in our view, a valuable measure. There have been 61 rolling three-year time periods (the first starting at the fund's inception, and then in each subsequent period commencing at the beginning of the next month) during the fund's life. Masters' Select Equity has out-returned its Custom Equity benchmark in 59 of these periods, as measured by average annual total return. We believe this consistency is noteworthy. Masters' Select Equity has outperformed the same benchmark (and all of its benchmarks) in all 37 of the rolling five-year periods.


8  The Masters' Select Funds Trust

o Since its December 31, 1996 inception and over shorter time periods the fund has been highly ranked compared to its Lipper Category. (Note: lower percentile scores reflect a higher ranking.)

===========================================================================================================================
                                                 MASTERS' SELECT EQUITY FUND
                          LIPPER MULTI-CAP CORE FUNDS CATEGORY RANKING BASED ON TOTAL FUND RETURNS
---------------------------------------------------------------------------------------------------------------------------
                                                  Annual Ranking                                Trailing Periods
                                                As of December 31,                          As of December 31, 2004
                     --------------------------------------------------------------   ------------------------------------
                                                                                                                   Since
                                                                                                                 Inception
                       1997    1998    1999    2000    2001    2002    2003    2004   Three-Year   Five-Year     (12/31/96)
---------------------------------------------------------------------------------------------------------------------------
% Rank in Category     34.0%   64.2%   40.3%   25.2%   19.9%   32.8%   27.1%   23.8%    25.5%        26.8%        19.5%
---------------------------------------------------------------------------------------------------------------------------
Funds in Category       156     187     253     310     457     470     597      722      514         347          200
===========================================================================================================================

Lipper Analytical Services, Inc. is an independent mutual fund research and rating service. Each Lipper average represents a universe of funds with similar invest objectives. Rankings for the periods shown are based on fund total returns with dividends and distributions reinvested and do not reflect sales charges.

o For the period ended December 31, 2004, Masters' Select Equity has received a Five-Star Overall Morningstar Rating(TM) among 1,216 large blend funds from Morningstar, the mutual fund rating company.(1) The Overall Morningstar Rating(TM) for a fund is derived from a weighted average of the performance figures associated with its three-year, five-year and ten-year (if applicable) Morningstar Rating(TM) metrics. A Five-Star rating is the highest rating a fund can receive under the Morningstar system and requires risk-adjusted performance to be in the top 10% of the category peer group. The fund has also ranked in the top 7% of its Morningstar Large Blend peer group over the trailing five years as outlined in the table. (Note: lower percentile scores reflect higher rankings.)

========================================================================================================================
                                               MASTERS' SELECT EQUITY FUND
                                        MORNINGSTAR LARGE BLEND PEER GROUP RANKING
------------------------------------------------------------------------------------------------------------------------
                                                     Annual Ranking                                 Trailing Periods
                                                   As of December 31,                           As of December 31, 2004
                      ----------------------------------------------------------------------    ------------------------
                      1997     1998     1999     2000       2001      2002     2003     2004    Three-Year   Five-Year
------------------------------------------------------------------------------------------------------------------------
% Rank in Category     49%      78%      19%      15%        5%        23%      10%      12%        9%           7%
------------------------------------------------------------------------------------------------------------------------
Funds in Category      476      623      768      917      1,072      1,243   1,386    1,216      1,216         901
========================================================================================================================

(1) The Overall Morningstar Rating(TM) for a fund is derived from a weighted average of the performance figures associated with its three-year, five-year and ten-year (if applicable) Morningstar Rating(TM) metrics. For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating(TM) (based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance, including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each broad asset class receive 5 stars and the next 22.5% receive 4 stars. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) Equity Fund was rated against the following numbers of U.S.-domiciled large blend mutual funds over the following time periods: 1,216 funds overall, 1,216 funds in the last three years, and 901 funds in the last five years. With respect to these large blend funds, Equity Fund received an Overall Morningstar Rating(TM) of 5 stars and a Morningstar Rating(TM) of 5 stars for the three-year period and 5 stars for the five-year period. International Fund was rated against the following numbers of U.S.-domiciled foreign large blend mutual funds over the following time periods: 380 funds overall, 390 funds in the last three years, and 284 funds in the last five years. With respect to these foreign large blend funds, International Fund received an Overall Morningstar Rating(TM) of 4 stars and a Morningstar Rating(TM) of 3 stars for the three-period, and 4 stars for the five-year period. (C) 2005 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.


                                                                 Fund Summary  9

o All five of the fund's long-tenured managers have outperformed their benchmarks during their tenure at the fund. In addition, Sig Segalas, who was replaced in October 2003, also outperformed his benchmark during his almost seven-year tenure. Two other managers who had been replaced in earlier years did not outperform their benchmarks (one replaced the other and was then replaced by Bill Miller). The following table shows the outperformance of each long-tenured manager (without identifying the managers), relative to his benchmark:

================================================================================
                  CURRENT MASTERS' SELECT MANAGERS' PERFORMANCE
                                versus BENCHMARKS
                        Tenure Through December 31, 2004*
--------------------------------------------------------------------------------
Masters' Select Equity                        Annualized Performance Margin
                                               (Net of Allocated Expenses)
--------------------------------------------------------------------------------
Manager 1                                                14.89%
--------------------------------------------------------------------------------
Manager 2                                                 7.16%
--------------------------------------------------------------------------------
Manager 3                                                 4.58%
--------------------------------------------------------------------------------
Manager 4                                                 3.20%
--------------------------------------------------------------------------------
Manager 5                                                 2.84%
--------------------------------------------------------------------------------

* This table does not include the two managers that preceded Bill Miller prior to March 2000. Both of those managers underperformed their benchmarks. Listed alphabetically are the managers and their respective benchmarks.

Manager                  Tenure                   Benchmark
Bill D'Alonzo            12/31/96                 Russell 2500 Growth
Chris Davis              12/31/96                 S&P 500
Mason Hawkins            12/31/96                 Russell 3000 Value
Bill Miller              03/24/00                 S&P 500
Dick Weiss               12/31/96                 Russell 2000

================================================================================

o Masters' Select Equity has also out-returned each of its benchmarks over its life after taking taxes into account. Though reporting regulations do not provide any methodology for measuring a benchmark's after-tax performance (and for this reason benchmark after-tax calculations are prohibited in shareholder reports), we can say with certainty that the fund has out-returned its benchmarks after taking into account taxes because Masters' Select Equity's after-tax return exceeds the pre-tax return of all its benchmarks. The fund's average annual return over its life assuming all shares were liquidated on December 31, 2004, and taxes were paid on distributions in each year at the highest tax rate in place at the time of each distribution, was 8.66%. Masters' Select Equity Fund average annual total return after taxes on distributions for the one-year, five-year and since inception (12/31/96) periods ended December 31, 2004 are 13.54%, 3.45% and 9.28%, respectively. The average annual total return after taxes on distributions and the sale of fund shares for the one-year, five-year and since inception (12/31/96) periods ended December 31, 2004 are 8.80%, 3.22% and 8.66%, respectively.

The strong relative performance in a variety of environments and what we believe the evidence shows to be the superior performance of each of the Masters' Select Equity stock pickers has contributed to the fund's overall performance and raises Litman/Gregory's confidence in the fund's potential to continue to meet its long-term performance objectives. However, it is important for shareholders to have realistic expectations. Despite our confidence we expect that there will be occasional years in which performance will be disappointing. Moreover, the stock market will likely remain volatile with occasional losing years.

Portfolio Commentary
--------------------------------------------------------------------------------

A number of factors contributed to the fund's performance during 2004. The highlights follow.

Performance of managers: In 2004, two of the six Masters' Select stock pickers significantly outperformed their respective benchmarks, three of the managers underperformed by a slight margin (less than one percentage point) and one manager significantly underperformed his benchmark. It is typical for the managers' relative performance to be mixed in any shorter-term period. But over the long run we seek to have each stock picker beat their benchmarks. To date, all of the current Masters' Select Equity stock pickers have achieved that goal after taking into account all allocated expenses.

In terms of manager performance, the returns for the individual stock pickers during 2004 ranged from a low of 5.3% to a high of 18.7%.

Sector and stock-picking impact: Based on our attribution analysis, the fund's overall sector exposure relative to the Russell 3000 Index had a slightly positive effect on performance during 2004. The fund's underweighting to both the health-care and information technology sectors added value during the year, as those were the two worst-performing Russell sectors, while the fund's underweighting to energy, the best-performing Russell sector, detracted slightly from returns relative to the benchmark. Not surprisingly, the fund's performance was primarily driven by individual stock selection rather than sector allocations. For example, out of the eight largest sectors within the Russell 3000 Index, the fund's stocks in seven of those sectors outperformed their respective sectors. These seven sectors constitute 69% of the Russell 3000 Index. The sector in which stock-picking had the largest negative (relative) impact was telecommunication services, driven by the poor performance of Level 3 Communications.

Leaders and laggards: During the year all four of the fund's large-cap managers held at least one stock that was among the fund's largest winners on a dollar basis. On a percentage basis, both small-cap managers were represented in the top-ten gainers. Four of the managers, including one of the small-cap managers, held at least one stock that was among the fund's ten largest dollar losers. Tyco International was the largest dollar contributor, while Level 3 Communications was the largest dollar loser. On a dollar basis, the aggregate gains from the ten largest winners were three times the aggregate losses from the ten largest losers. All of the fund's ten largest winners and six of the ten largest losers were still held in the portfolio at year-end.

See table on page 12 that lists the leaders and laggards over the past six and 12 months. The table includes dollar gains and losses as well as percentage gains and losses. It is important to understand that the fact that a stock has lost money for Masters' Select Equity for the period ended December 31, 2004 tells us nothing about how successful the holding will ultimately become. The fund will hold some stocks for significantly longer periods of time and the success of these holdings won't be known until they are ultimately sold. So in that respect, while it is interesting to know how specific stocks performed during the period, this information is of limited value in assessing the ultimate success of these stock holdings.


10  The Masters' Select Funds Trust

Portfolio mix: The fund's sector exposure did not change much during the year. The allocation to the financials sector fell slightly while the allocation to consumer discretionary stocks rose a bit. Relative to the Russell 3000 benchmark, at year-end the fund was significantly overweighted to the consumer discretionary sector (28.1% of fund assets versus 12.8% for the index). This sector encompasses a wide variety of industries, including media, retailing, lodging, restaurants, autos, and consumer durables. The most underweighted sectors in the fund were heath care (5.7% versus 13.2% for the index) and consumer staples (2.8% versus 8.6%).

The fund's exposure to larger- and mid-cap stocks declined on the year by about seven percentage points. The exposure to small-cap stocks rose slightly but remained near an all time low for the fund at 10.2% of assets. Foreign stocks accounted for 7.2% of the portfolio at year-end, up slightly from last year.

At year-end the fund's cash position stood at 7%, compared to 3% at the end of 2003. This higher cash holding was due to higher-than-normal cash positions by Mason Hawkins (23%) and Dick Weiss (14%). As was the case at mid-year, both managers continue to have difficulty finding very attractive stock picking opportunities in the current market climate. In contrast, the other four managers are essentially fully invested and hold minimal cash.

Please see page 13 for a breakout of the fund's sector and market-cap exposure.

Miscellaneous
--------------------------------------------------------------------------------

Fund closing: In order to better serve the interests of existing shareholders, Masters' Select Equity closed to new shareholders in October, when fund assets reached $750 million. Existing shareholders can continue to add to their fund investment. The reason for closing the fund is to slow down asset growth in order to allow those sub-advisors who buy stocks that have limited liquidity (usually smaller companies) to maintain the flexibility to continue to do so absent any constraints. When an asset base is too large, it may take days, weeks or longer to accumulate or sell a full position in a stock with limited liquidity, resulting in lost opportunities. To do so more quickly may adversely impact the price of the stock by creating an imbalance between buying volume and selling volume. Masters' Select Equity's smaller-cap managers are the primary beneficiaries of limiting the fund's asset base.

Taxes: Masters' Select Equity did not make a taxable distribution in 2004. Having now used up most of the fund's tax loss carryover (there is about $8 million in loss carryover left) it is more likely that the fund may make a taxable distribution in 2005. We will continue to work with the fund's sub-advisors to manage the fund in a tax-aware manner. This will include taking short-term losses when there is an alternative investment that is equally attractive and using other tax-management techniques. However, the managers will not sacrifice pre-tax performance in pursuit of after-tax performance since the fund has tax-exempt investors as well as taxable investors.

Expenses: Expenses declined slightly in 2004 to 1.22% of assets from 1.23% in 2003. As of the beginning of 2005 expenses are accruing at a slightly lower rate of 1.20%. If net asset levels remain at current levels or grow, expenses should drift slightly lower given fee reductions that take effect at certain asset levels for some of the sub-advisors and for Litman/Gregory Fund Advisors.

In Closing
--------------------------------------------------------------------------------

Looking forward, we continue to view the global stock markets as being mostly in a fair-value range. No one area appears clearly attractive or unattractive, though foreign stocks, at the margin, seem to offer somewhat better value. Our top-down-based analysis seems consistent with what we are hearing from the Masters' Select sub-advisors. Generally speaking, our deeper-value managers are not enthusiastic about the opportunities they are finding while other stock pickers seem to be satisfied. Our foreign stock pickers are somewhat more enthusiastic than the domestic stock pickers. There continue to be significant big-picture concerns, the most troubling of which are the sizable U.S. trade deficit, overall debt levels (household and public sector) and terrorism-related risk and associated security costs. But we must point out that big-picture risks are always present. Are they more serious now than at other times? Perhaps, though over the years investors have faced a wide range of political, economic and geopolitical crises. And while there are always things to worry about there are also positives to remember. One that has not received much attention is the low tax rate on capital gains and dividends. Because taxes on stock returns are lower than in the past, this suggests that stock valuations should be higher since investors get to keep more of the return. Our own view, which may differ from some of the Masters' Select sub-advisors, is that from here, long-term returns are likely to fall within the mid to high single-digit range. If some of the worries turn into crises, returns could be lower for a period of time. And in any given year returns can be much higher or lower.

We continue to urge each Masters' Select shareholder to carefully weigh their ability to take on stock-market risk and their need for returns based on their time horizon and financial objectives when considering how much stock market exposure is appropriate. Whatever that amount is, we continue to be confident that Masters' Select Equity is in a strong position to continue to deliver strong long-term returns compared to its benchmarks. Though past performance isn't by itself predictive, our confidence stems from the quality of the Masters' Select stock pickers along with the focused Masters' Select mandate, which we believe underlies their success to date.

We thank you for your confidence and continue to invest along side you while staying focused on the goal of extending the success of Masters' Select into the future.

Please see page 14 for specific stock commentaries written by the Masters' Select Equity managers.

Neither the information contained herein nor any opinion expressed shall be construed to constitute an offer to sell or a solicitation to buy any security or any other funds mentioned herein. The views herein are those of Litman/Gregory Fund Advisors, LLC at the time the material is written and may not be reflective of current conditions.

                                                                Fund Summary  11

Masters' Select Equity Fund Leaders and Laggards (Unaudited)
--------------------------------------------------------------------------------

                   For the Six Months Ended December 31, 2004

                            By Percentage Gain / Loss

                                              Six Month Dollar       Six Month
Security                                     Contribution/(Loss)      % Change
--------------------------------------------------------------------------------
Network Appliance, Inc.                        $   6,272,510           54.8%
Digitas, Inc.                                      1,522,178           53.9%
XM Satellite Radio Holdings, Inc. - Class A        4,136,640           38.6%
Southwestern Energy Co.                            1,992,546           36.6%
Pentair, Inc.                                      1,561,859           34.4%
Yellow Roadway Corp.                               1,488,308           30.3%
Advanced Neuromodulation Systems, Inc.             1,344,207           29.5%
eBay, Inc.                                         4,428,294           29.0%
Harman International Industries, Inc.              1,575,123           28.3%
Armor Holdings, Inc.                               1,481,026           27.5%
                                               -------------
                                               $  25,802,691
                                               =============

Gevity HR, Inc.                                $  (1,810,555)         (35.2%)
SIRVA                                             (1,496,036)         (30.8%)
Select Comfort Corp.                              (1,508,991)         (30.4%)
Maxim Inegrated Products, Inc.                    (1,868,017)         (19.0%)
Kenneth Cole Productions, Inc. - Class A            (698,137)         (18.4%)
Tenet Healthcare Corp.                            (1,215,000)         (18.1%)
United Rentals, Inc.                                (850,776)         (17.8%)
Amphenol Corp. - Class A                            (580,302)         (14.5%)
Aon Corp.                                         (2,414,772)         (13.8%)
General Motors Corp.                              (1,965,931)         (14.1%)
                                               -------------
                                               $ (14,408,517)
                                               =============

                              By Dollar Gain / Loss

                                              Six Month Dollar       Six Month
Security                                     Contribution/(Loss)      % Change
--------------------------------------------------------------------------------
Network Appliance, Inc.                        $   6,272,510           54.8%
eBay, Inc.                                         4,428,294           29.0%
XM Satellite Radio Holdings, Inc. - Class A        4,136,640           38.6%
Comcast Corp. - Class A                            3,723,979           10.4%
Capital One Financial Corp.                        3,561,750           23.2%
Tyco International Ltd.                            2,682,315            6.3%
FedEx Corp.                                        2,671,200           20.6%
Home Depot, Inc. (The)                             2,638,110           21.4%
Eastman Kodak Co.                                  2,635,000           19.5%
Altria Group, Inc.                                 2,276,300           22.1%
                                               -------------
                                               $  35,026,098
                                               =============

Aon Corp.                                      $  (2,414,772)         (13.8%)
Amazon.Com, Inc.                                  (1,995,434)          (7.3%)
General Motors Corp.                              (1,965,931)         (14.1%)
Maxim Inegrated Products, Inc.                    (1,868,017)         (19.0%)
Gevity HR, Inc.                                   (1,810,555)         (35.2%)
Select Comfort Corp.                              (1,508,991)         (30.4%)
SIRVA                                             (1,496,036)         (30.8%)
MGIC Investment Corp.                             (1,494,250)          (9.2%)
Tenet Healthcare Corp.                            (1,215,000)         (18.1%)
American International Group, Inc.                (1,162,959)          (6.0%)
                                               -------------
                                               $ (16,931,945)
                                               =============

--------------------------------------------------------------------------------

                      For the Year Ended December 31, 2004

                            By Percentage Gain / Loss

                                             Twelve Month Dollar    Twelve Month
Security                                     Contribution/(Loss)      % Change
--------------------------------------------------------------------------------
CKE Restaurants, Inc.                          $   3,203,198           91.1%
eBay, Inc.                                         8,082,740           69.5%
Southwestern Energy Co.                            3,015,327           68.3%
Yahoo!, Inc.                                       7,253,920           65.8%
Network Appliance, Inc.                            6,608,341           59.5%
Harman International Industries, Inc.              2,616,747           57.8%
XM Satellite Radio Holdings, Inc. - Class A        5,065,877           51.8%
Houston Exploration Co. (The)                      2,309,719           50.2%
FedEx Corp.                                        4,927,410           45.9%
Lone Star Technologies, Inc.                       1,839,377           43.6%
                                               -------------
                                               $  44,922,656
                                               =============

Gevity HR, Inc.                                $  (1,631,514)         (32.9%)
Level 3 Communications, Inc.                      (5,061,212)         (31.1%)
SIRVA                                             (1,496,036)         (30.8%)
Fairchild Semiconductor                           (1,092,790)         (26.6%)
Intel Corp.                                       (1,378,894)         (25.1%)
M-systems Flash Disk Pioneers                       (974,344)         (23.9%)
Xilinx, Inc.                                      (2,272,207)         (23.5%)
Schwab (Charles) Corp.                            (1,332,816)         (22.9%)
United Rentals, Inc.                              (1,068,574)         (21.4%)
Tenet Healthcare Corp.                            (1,495,180)         (21.4%)
                                               -------------
                                               $ (17,803,567)
                                               =============

                              By Dollar Gain / Loss

                                             Twelve Month Dollar    Twelve Month
Security                                     Contribution/(Loss)      % Change
--------------------------------------------------------------------------------
Tyco International Ltd.                        $  11,678,815           30.8%
eBay, Inc.                                         8,082,740           69.5%
Yahoo!, Inc.                                       7,253,920           65.8%
Network Appliance, Inc.                            6,608,341           59.5%
Capital One Financial Corp.                        5,157,000           37.4%
XM Satellite Radio Holdings, Inc. - Class A        5,065,877           51.8%
FedEx Corp.                                        4,927,410           45.9%
Vivendi Universal SA                               3,520,874           17.3%
Republic Services, Inc.                            3,480,400           30.9%
Eastman Kodak Co.                                  3,290,000           25.6%
                                               -------------
                                               $  59,065,377
                                               =============

Level 3 Communications, Inc.                   $  (5,061,212)         (31.1%)
Xilinx, Inc.                                      (2,272,207)         (23.5%)
General Motors Corp.                              (1,956,913)         (14.0%)
Gevity HR, Inc.                                   (1,631,514)         (32.9%)
SIRVA                                             (1,496,036)         (30.8%)
Tenet Healthcare Corp.                            (1,495,180)         (21.4%)
Amazon.Com, Inc.                                  (1,423,283)          (5.4%)
Maxim Inegrated Products, Inc.                    (1,387,971)         (14.8%)
Intel Corp.                                       (1,378,894)         (25.1%)
Schwab (Charles) Corp.                            (1,332,816)         (22.9%)
                                               -------------
                                               $ (19,436,026)
                                               =============

Please refer to the fund's schedule of investments in this report for complete holdings information. Fund holdings are sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.


12  The Masters' Select Funds Trust

Masters' Select Equity Fund Managers
--------------------------------------------------------------------------------

                                                            MARKET
                                           TARGET           CAPITALIZATION
INVESTMENT                                 ASSET            OF COMPANIES             STOCK-PICKING
MANAGER             FIRM                   ALLOCATION       IN PORTFOLIO             STYLE
----------------------------------------------------------------------------------------------------------
Craig Blum/Stephen  TCW Investment           20%            Mostly mid- and          Growth
Burlingame          Management                              large-sized
                    Company                                 companies
----------------------------------------------------------------------------------------------------------
Christopher Davis/  Davis Selected           20%            Mostly large             Growth at a reasonable
Kenneth Feinberg    Advisers, L.P.                          companies                price
----------------------------------------------------------------------------------------------------------
Bill D'Alonzo and   Friess Associates,       10%            Small and mid-sized      Growth
team                LLC                                     companies
----------------------------------------------------------------------------------------------------------
Mason Hawkins       Southeastern Asset       20%            All sizes and            Value
                    Management, Inc.                        global,
                                                            may have up to
                                                            50% foreign stocks
----------------------------------------------------------------------------------------------------------
Bill Miller         Legg Mason Funds         20%            All sizes, but           Eclectic, may
                    Management, Inc.                        mostly large             invest in
                                                            and mid-sized            traditional value
                                                            companies                stocks
                                                                                     or growth stocks
----------------------------------------------------------------------------------------------------------
Dick Weiss          Wells Capital            10%            Small and mid-sized      Growth at a
                    Management, Inc.                        companies                reasonable
                                                                                     price
----------------------------------------------------------------------------------------------------------

Portfolio Composition
--------------------------------------------------------------------------------

As reflected in this chart, your fund is well diversified in terms of market capitalization. The fund holds 78 securities, exclusive of cash equivalents.

By Asset Class

[PIE CHART OMITTED]

Cash Equivalents & Other    7.1%
Foreign Equities            7.2%
Small-Cap Domestic         10.2%
Large-Cap Domestic         50.3%
Mid-Cap Domestic           25.2%

Market Capitalization:
   Small-Cap Domestic < $1.6 billion
   Mid-Cap Domestic $1.6 - $12.3 billion
   Large-Cap Domestic > $12.3 billion


By Sector

                                                      Sector Weights
                                                ---------------------------
                                                             Russell 3000
                                                  Fund           Index
                                                  ----           -----

Consumer Discretionary & Services(1)               28.1%          12.8%
Finance                                            22.8%          21.6%
Industrial Services and Durables                   14.2%          11.1%
Technology                                         12.6%          16.2%
Healthcare, Pharmaceuticals & Biotechnology         5.7%          13.2%
Energy & Integrated Oils                            3.7%           6.6%
Consumer Staples                                    2.8%           8.6%
Materials                                           1.6%           3.5%
Telecommunications                                  1.4%           3.1%
Utilities                                            --            3.3%
Cash Equivalents & Other                            7.1%            --
                                                  -----          -----
Net Assets                                        100.0%         100.0%
                                                  =====          =====

(1)   Includes Automobiles.


                                                                Fund Summary  13

Masters' Select Equity Fund Stock Highlights
--------------------------------------------------------------------------------

EOG Resources, Inc. - Christopher Davis
--------------------------------------------------------------------------------

For short-term speculators in the stocks of commodity companies, like natural gas producer EOG Resources, the direction of commodity prices is of paramount concern. But for long-term investors in these companies, the way in which management allocates capital is perhaps even more important. Companies that explore for and develop oil and gas fields must invest huge amounts of capital just to maintain production levels. By our calculations, the oil and gas industry in aggregate reinvests about 75% of cash flow from operations to find and develop additional oil fields with the remaining 25% used to pay down debt, make acquisitions and, in some cases, pay dividends and repurchase shares. This reinvest rate is high because the oil industry is faced with a declining asset base; each year the productive capacity of a company's fields declines unless additional capital is spent to bring on new production.

With high reinvest rates, the return a company gets on the capital it invests becomes a major determinant of value. As the investment horizon gets longer (which ours is), return on incremental capital becomes even more important because the management team reinvests capital every year, compounding the effect of either poor or excellent capital allocation. Return on incremental capital is also the major differentiator among companies competing in the energy industry. Imagine two companies that each reinvest 100% of cash from operations, one gets a 5% return on incremental capital and the other gets a 10% return. The 5% company may just off-set its decline in production capacity with its capital (resulting in flat production for the enterprise overall) while the 10% company could off-set its production decline plus generate enough productive capacity to actually grow production in total. If this happens year over year, the latter company would generate substantially more value than the former, regardless of commodity prices.

When we research companies in the energy industry, we therefore look for signs of good capital allocation. We haven't found any better than EOG Resources, a company with production in North America (mostly natural gas), Trinidad and a small, but growing production base in the North Sea. Good capital allocation generally starts at the top of the organization. EOG is no exception. Mark Papa
(CEO) and Ed Segner (Chief of Staff) together provide the leadership for an organization with exceptionally high integrity, extraordinary knowledge of the industry and, importantly, a focus on return on capital.

Mark and Ed have built an entire organization around creating value through allocating capital at high rates of return. Cash bonuses for each of the eleven divisional organizations are based on after-tax return on capital for their respective division. Sometimes divisions actually return budgeted capital to the parent when adequate returns cannot be met. This is very unusual in the energy industry, an industry that is often more pre-occupied with spending available capital than with the returns on the capital actually spent. At the corporate level, EOG tracks production per share, a metric that grows either by growing absolute production or by reducing shares outstanding, which ever yields the highest return on the capital being spent. As a result of the metrics and culture, EOG does not chase uneconomic or low return projects merely to grow production.

The leadership provided by Mark and Ed has paid off historically. EOG's reported return on invested capital (a calculation based on historical performance) is among the highest in the industry, despite the fact that EOG has not taken a write-off of substance in the history of the company. Unlike many companies in the industry that have taken large write-offs, all of the capital that EOG has spent is reflected on its balance sheet.

Looking ahead, we believe that the disciplined approach to incremental return on capital that Mark and Ed have put in place should result in one of the highest production growth rates and one of the highest returns on capital in the industry for years to come.

Yellow Roadway Corp. - Bill D'Alonzo
--------------------------------------------------------------------------------

When Yellow Corp. purchased Roadway in December 2003, many thought synergies would be slow to materialize. A year later, Yellow Roadway is expected to close out 2004 with record earnings per share thanks to its expanded fleet and $100 million in merger-related cost savings.

With 800,000 customers and $6.7 billion in revenue, Nasdaq-listed Yellow Roadway Corp. is one of the largest U.S. less-than-truckload (LTL) transportation providers, meaning it transports goods relatively short distances between transit terminals. While Yellow and Roadway operate independently, together they control more than 16,000 tractors, 62,000 trailers and 700 terminals throughout North America. The company provides next-day service through New Penn Motor Express and supply-chain management solutions through Meridian IQ and Yellow Roadway Technologies.

In recent years, thousands of smaller long-haul truckload carriers have been squeezed out of business amid rising insurance costs, increasingly stringent requirements for financing, driver shortages and weak used-truck prices. As the economy improved in 2004, Yellow Roadway's national footprint allowed it to better handle higher tonnage volumes as capacity shortages forced more freight onto its LTL routes. Tight capacity also allowed the company to increase prices and pass along higher fuel costs.

The Friess Associates team spoke with Chief Executive Bill Zollars about the cost-saving synergies the company has achieved. The Roadway acquisition doubled the company's size, giving it greater purchasing power on costly trucks and trailers. With such costs declining as the company's increased scale drives more business, a larger portion of revenue hits the bottom line.

Yellow Roadway earned $1.38 in the September quarter, versus $0.75 a year ago when it operated largely without Roadway. The Friess team bought Yellow Roadway at just 9 times 2005 earnings estimates. Wall Street predicts 80 percent earnings growth in 2004 will be followed by 24 percent growth in 2005.

Amazon.Com, Inc. - Bill Miller
--------------------------------------------------------------------------------

Amazon.Com, Inc. is held in both the Equity Fund and the Value Fund. Please refer to the discussion appearing on page 34.

Starbucks Corp. - Glen Bickerstaff
--------------------------------------------------------------------------------

Starbucks (SBUX) is the leading retailer, roaster and brand of specialty coffee with over 8,500 retail locations in North America,


14  The Masters' Select Funds Trust

Europe, Asia Pacific, Latin America, Australia and the Middle East, as of September 2004. SBUX expects to have 10,000 retail locations by FY'05 (September
2005) and their stated long term potential is 30,000 stores (15,000 in North America and 15,000 in international markets). This unit development should lead to 20 -25% revenue growth over the next several years. In addition to its retail operations, SBUX sells ready to drink coffee drinks and super-premium ice creams through its joint venture partnerships.

SBUX's primary competitive advantage is centered on its brand and the experience/image it represents. This advantage will continue to produce strong revenue growth and profitability for the company. The building blocks of this advantage are listed as follows:

1. Proven management team: The senior team at SBUX is focused on creating a brand that is the most recognized in the world. To this end, the company has tried to reach customers at home, at work, at bookstores, at grocery stores and club stores, at their retail locations and even at airports.

2. Great culture: The reason why in a recent employee survey, 82% are very satisfied and 14% satisfied is the SBUX culture. SBUX was the first private company back in 1991 to offer their part-time employees an option program as well as full health coverage. In addition, the partners at SBUX receive above minimum wage compensation. All these factors keep turnover at SBUX at levels a third to a half of the industry's average.

3. First mover advantage: With their established store base in the U.S. and their plans to move quickly into new potential specialty coffee markets, SBUX, with their partners' help will strive to establish and grow the specialty coffee industry overseas just as they did in the U.S.

As the international and domestic growth stories continue to unfold, SBUX is still in the relatively early growth stages of their company history. SBUX can capitalize on the universality of the coffee beverage to shift share of coffee consumption from the home to the "third place" like they have done successfully in the U.S. and are starting to do in markets like Japan. The company has a visionary in Howard Schultz who is still actively involved as the chief international strategist and has over time built up a solid management team with people with many years of experience at other restaurants and consumer branded companies. Lastly, the market is underestimating the broad appeal that the SBUX brand and experience have both internationally and domestic. This should lead to more units opening than investors realize over the longer-term and anticipated better profitability with scale at that time.

Conseco, Inc. - Dick Weiss
--------------------------------------------------------------------------------

Conseco, a holding company, owns and operates a group of insurance companies that develop, market, and administer supplemental health insurance, annuity, individual life insurance, and other insurance products. Conseco focuses on serving the senior and middle-income markets, which it believes are attractive, high growth markets. The company has a superior ranking among Medicare supplement insurers and is also ranked as the number one provider of agent-sold Medicare supplement insurance. Medicare supplement has remained one of company's stronger product offerings. In addition, Conseco is among the top five providers of specified disease insurance in the U.S.

On September 2003, Conseco emerged from Chapter 11 Bankruptcy proceedings entered into in December 2002. As part of its reorganization, the company sold substantially all of the assets of its predecessor's finance business and began to conduct its business operations through two primary operating segments (Bankers Life and Conseco Insurance Group) and a third segment comprised of blocks of long-term care insurance business that the company no longer markets or underwrites.

Bankers Life, representing 60% of the company's premiums, consists of Bankers Life & Casualty and Colonial Penn Life Insurance. Bankers Life & Casualty markets and distributes insurance and fixed annuities to the senior market through exclusive career agents and sales managers. Colonial Penn markets life insurance directly to consumers through television advertising, direct mail, the Internet, and telemarketing. Both Bankers Life & Casualty and Colonial Penn market their products under their own brand names.

Conseco Insurance Group markets and distributes specified disease insurance, supplemental health insurance, and certain life and annuity products to the senior and middle-income markets through independent marketing organizations. This segment markets its products under the Conseco brand.

Key near term factors for Conseco are the company's A.M. Best rating of B++
(fair) and the realization of its deferred tax asset. The company needs an A rating from A.M. Best in order to viably participate in the life and annuity insurance market. Since filing for bankruptcy, Conseco has taken the steps necessary to improve their rating by strengthening the balance sheet, greatly improving asset quality, and working towards reducing operating expenses. Management has suggested that the upgrade to the A level may occur in the latter part of 2005 or early 2006. Conseco also has a $2.7 billion deferred tax asset from operating losses sustained before the company entered bankruptcy. The company will begin using this asset as early as this quarter to first eliminate goodwill and intangibles from the balance sheet and then to offset operating earnings for tax purposes. Both of these actions will serve to increase tangible book value and should be a catalyst for the stock price.

Despite the company's checkered past, we like the steps taken by the new CEO, Bill Kirsch, to strength the balance sheet and improve the quality of the company. We believe that the company has a decent market share, which will greatly improve once they receive the rating upgrade, and that it is trading at an attractive discount.

In keeping with Southeastern Asset Management's disclosure policies, Mason Hawkins has not contributed commentary on his holdings for this report.

Neither the information contained herein nor any opinion expressed shall be construed to constitute an offer to sell or a solicitation to buy any securities mentioned herein. The views herein are those of the portfolio managers at the time the commentaries are written and may not be reflective of current conditions.


                                                                Fund Summary  15

Masters' Select Equity Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2004

  Shares                                                             Value
================================================================================
COMMON STOCKS: 92.9%

Consumer Discretionary: 28.1%
    568,400  Amazon.Com, Inc.*                                   $  25,174,436
     33,967  Comcast Corp. - Class A*                                1,130,422
    680,000  Comcast Corp. - Special Class A*                       22,331,200
    325,000  Conn's, Inc.*                                           5,466,500
    458,000  Disney (Walt) Co.                                      12,732,400
    500,000  Eastman Kodak Co.                                      16,125,000
    169,500  eBay, Inc.*                                            19,709,460
    265,000  Emmis Communications Corp. - Class A*                   5,085,350
    165,000  Fox Entertainment Group, Inc. - Class A*                5,157,900
    885,000  Gemstar - TV Guide International, Inc.*                 5,239,200
    300,000  General Motors Corp.                                   12,018,000
    350,000  Home Depot, Inc. (The)                                 14,959,000
    800,000  IAC/InterActiveCorp*                                   22,096,000
    140,400  Jarden Corp.*                                           6,098,976
    527,000  Koninklijk (Royal) Philips Electronics NV              13,965,500
    245,000  Nautilus Group, Inc.                                    5,921,650
     80,600  Pixar, Inc.*                                            6,900,166
     91,300  Starbucks Corp.*                                        5,693,468
    425,000  Vivendi Universal SA*                                  13,629,750
    394,800  XM Satellite Radio Holdings, Inc. - Class A*           14,852,376
    185,000  Yankee Candle Co., Inc. (The)*                          6,138,300
                                                                 -------------
                                                                   240,425,054
                                                                 -------------
Consumer Staples: 2.8%
    206,000  Altria Group, Inc.                                     12,586,600
    135,000  Costco Wholesale Corp.                                  6,535,350
    148,800  Heineken Holding NV - Class A                           4,481,831
                                                                 -------------
                                                                    23,603,781
                                                                 -------------
Energy: 3.7%
    220,000  EOG Resources, Inc.                                    15,699,200
    157,000  GlobalSantaFe Corp.                                     5,198,270
     95,000  Houston Exploration Co. (The)*                          5,349,450
    385,000  KCS Energy, Inc.*                                       5,690,300
                                                                 -------------
                                                                    31,937,220
                                                                 -------------
Finance: 22.8%
    283,200  American Express Co.                                   15,963,984
    279,900  American International Group, Inc.                     18,381,033
    485,000  Aon Corp.                                              11,572,100
        154  Berkshire Hathaway, Inc. - Class A*                    13,536,600
    225,000  Capital One Financial Corp.                            18,947,250
    190,400  Citigroup, Inc.                                         9,173,472
    305,000  Conseco, Inc.*                                          6,084,750
     60,500  Fairfax Financial Holdings Ltd.                        10,194,250
    478,662  HSBC Holdings Plc                                       8,060,815
    696,600  JPMorgan Chase & Co.                                   27,174,366
     21,100  Julius Baer Holding AG - Class B                        6,329,075
    215,000  MGIC Investment Corp.                                  14,815,650
    173,400  Progressive Corp.                                      14,711,256
    150,000  Transatlantic Holdings, Inc.                            9,274,500
    250,000  Washington Mutual, Inc.                                10,570,000
                                                                 -------------
                                                                   194,789,101
                                                                 -------------

Healthcare, Pharmaceuticals & Biotechnology: 5.7%
    140,000  Advanced Neuromodulation Systems, Inc.*                 5,524,400
     95,400  Amgen, Inc.*                                            6,119,910
    255,000  Genencor International, Inc.*                           4,182,000
    221,700  Genentech, Inc.*                                       12,069,348
    125,000  Icon Plc*                                               4,831,250
    210,000  Priority Healthcare Corp. - Class B*                    4,571,700
    110,000  ResMed Inc.*                                            5,621,000
    500,000  Tenet Healthcare Corp.*                                 5,490,000
                                                                 -------------
                                                                    48,409,608
                                                                 -------------
Industrials: 14.2%
    146,100  Armor Holdings, Inc.*                                   6,869,622
    159,000  FedEx Corp.                                            15,659,910
    210,000  Navigant Consulting, Inc.*                              5,586,000
    140,000  Pentair, Inc.                                           6,098,400
    440,000  Republic Services, Inc.                                14,757,600
     85,000  Roper Industries, Inc.                                  5,165,450
    205,000  Timken Co.                                              5,334,100
  1,130,000  Tyco International Ltd.                                40,386,200
    514,000  Waste Management, Inc.                                 15,389,160
    115,000  Yellow Roadway Corp.*                                   6,406,650
                                                                 -------------
                                                                   121,653,092
                                                                 -------------
Materials: 1.6%
    157,400  Arch Coal, Inc.                                         5,593,996
    156,200  Sealed Air Corp.*                                       8,320,774
                                                                 -------------
                                                                    13,914,770
                                                                 -------------
Technology: 12.6%
    189,100  Dell, Inc.*                                             7,968,674
    455,000  Digitas, Inc.*                                          4,345,250
    220,000  Emulex Corp.*                                           3,704,800
     85,000  Global Payments, Inc.                                   4,975,900
    188,200  Maxim Integrated Products, Inc.                         7,977,798
    405,000  Mentor Graphics Corp.*                                  6,192,450
    533,400  Network Appliance, Inc.*                               17,719,548
    235,000  Polycom, Inc.*                                          5,480,200
    676,500  Powerwave Technologies, Inc.*                           5,736,720
    320,200  QUALCOMM, Inc.                                         13,576,480
    170,100  Symantec Corp.*                                         4,381,776
    249,000  Xilinx, Inc.                                            7,382,850
    484,900  Yahoo!, Inc.*                                          18,271,032
                                                                 -------------
                                                                   107,713,478
                                                                 -------------
Telecommunications: 1.4%
    300,000  Cincinnati Bell, Inc.*                                  1,245,000
  3,300,000  Level 3 Communications, Inc.*                          11,187,000
                                                                 -------------
                                                                    12,432,000
                                                                 -------------
TOTAL COMMON STOCKS
   (cost $609,473,815)                                             794,878,104
                                                                 -------------


16  The Masters' Select Funds Trust

Masters' Select Equity Fund

Principal
Amount                                                                Value
================================================================================
SHORT-TERM INVESTMENTS: 7.0%

Repurchase Agreements: 7.0%
$55,708,000 State Street Bank & Trust Co., 1.050%, 12/31/04,
   due 01/03/05 [collateral: $43,760,000, U.S. Treasury Notes,
   7.125%, due 02/15/23, value $56,833,300]
   (proceeds $55,712,874)                                         $ 55,708,000

  4,285,000 State Street Bank & Trust Co., 2.170%, 12/31/04,
   due 01/03/05 [collateral: $4,040,000, FNMA, 5.875%,
   due 03/21/11, value $4,418,750]
   (proceeds $4,285,775)                                             4,285,000
                                                                 -------------
TOTAL SHORT-TERM INVESTMENTS
   (cost $59,993,000)                                               59,993,000
                                                                 -------------
TOTAL INVESTMENTS IN SECURITIES
      (cost $669,466,815): 99.9%                                   854,871,104

Other Assets less Liabilities: 0.1%                                    447,530
                                                                 -------------
NET ASSETS: 100.0%                                               $ 855,318,634
                                                                 =============

* Non-income producing security.

See accompanying Notes to Financial Statements.


                                                     Schedule of Investments  17

Masters' Select International Fund Review
--------------------------------------------------------------------------------

Foreign stock markets delivered solid returns in 2004. When the impact of the decline in the dollar is factored in, the total return to U.S. dollar-based investors was better than solid, breaking through 20%. As was the case in the U.S., much of the performance occurred in the fourth quarter. Masters' Select International Fund delivered a solid absolute return of 14.30% on the year (all in the fourth quarter). However, this return was disappointing relative to the fund's benchmarks.

Comparison Chart
--------------------------------------------------------------------------------

The value of a hypothetical $10,000 investment in the Masters' Select International Fund from its inception (12/01/97) to present as compared with the MSCI All Countries World Free (ex US) Index and the Lipper International Equity Fund Index.

[BAR CHART OMITTED]

                    Masters'           Lipper              MSCI
                     Select         International     All Countries
                 International          Fund            World Free
                      Fund             Index          (ex US) Index
 1-Dec-97           $10,000            $10,000            $10,000
31-Dec-97           $ 9,880            $10,079            $10,115
31-Jan-98           $ 9,910            $10,323            $10,417
28-Feb-98           $10,990            $10,984            $11,112
31-Mar-98           $11,680            $11,580            $11,497
30-Apr-98           $11,930            $11,758            $11,580
31-May-98           $11,770            $11,782            $11,370
30-Jun-98           $11,360            $11,679            $11,327
31-Jul-98           $11,440            $11,858            $11,434
31-Aug-98           $ 9,400            $10,152            $ 9,822
30-Sep-98           $ 9,140            $ 9,836            $ 9,615
31-Oct-98           $ 9,870            $10,559            $10,622
30-Nov-98           $10,580            $11,088            $11,192
31-Dec-98           $11,040            $11,361            $11,578
31-Jan-99           $11,665            $11,430            $11,565
28-Feb-99           $11,534            $11,136            $11,306
31-Mar-99           $12,129            $11,507            $11,852
30-Apr-99           $13,107            $12,043            $12,445
30-May-99           $12,562            $11,595            $11,860
30-Jun-99           $13,369            $12,145            $12,406
31-Jul-99           $13,591            $12,416            $12,697
31-Aug-99           $13,520            $12,514            $12,742
30-Sep-99           $13,702            $12,554            $12,828
31-Oct-99           $14,488            $12,992            $13,305
30-Nov-99           $16,537            $13,944            $13,838
31-Dec-99           $19,321            $15,659            $15,158
31-Jan-00           $19,373            $14,742            $14,335
29-Feb-00           $21,857            $15,715            $14,722
31-Mar-00           $21,991            $15,756            $15,275
30-Apr-00           $20,170            $14,757            $14,423
31-May-00           $19,518            $14,351            $14,054
30-Jun-00           $20,273            $15,016            $14,652
31-Jul-00           $19,673            $14,529            $14,074
31-Aug-00           $19,890            $14,775            $14,248
30-Sep-00           $19,342            $13,913            $13,457
31-Oct-00           $18,545            $13,440            $13,029
30-Nov-00           $17,831            $12,873            $12,444
31-Dec-00           $18,354            $13,353            $12,870
31-Jan-01           $18,174            $13,432            $13,075
28-Feb-01           $17,155            $12,489            $12,046
31-Mar-01           $15,872            $11,611            $11,178
30-Apr-01           $17,083            $12,317            $11,926
31-May-01           $16,532            $12,019            $11,573
30-Jun-01           $15,872            $11,680            $11,125
31-Jul-01           $15,417            $11,376            $10,887
31-Aug-01           $14,853            $11,148            $10,617
30-Sep-01           $13,319            $ 9,933            $ 9,491
31-Oct-01           $13,930            $10,202            $ 9,756
30-Nov-01           $14,797            $10,582            $10,202
31-Dec-01           $15,061            $10,771            $10,334
31-Jan-02           $14,893            $10,336            $ 9,892
28-Feb-02           $15,109            $10,480            $ 9,963
31-Mar-02           $15,963            $11,035            $10,504
30-Apr-02           $16,083            $11,112            $10,572
31-May-02           $16,324            $11,271            $10,687
30-Jun-02           $15,542            $10,826            $10,226
31-Jul-02           $14,028            $ 9,745            $ 9,229
31-Aug-02           $13,907            $ 9,753            $ 9,230
30-Sep-02           $12,309            $ 8,703            $ 8,251
31-Oct-02           $12,826            $ 9,154            $ 8,694
30-Nov-02           $13,595            $ 9,587            $ 9,112
31-Dec-02           $12,902            $ 9,280            $ 8,817
31-Jan-03           $12,299            $ 8,941            $ 8,508
28-Feb-03           $11,600            $ 8,676            $ 8,335
31-Mar-03           $11,576            $ 8,464            $ 8,173
30-Apr-03           $13,095            $ 9,301            $ 8,961
31-May-03           $13,818            $ 9,899            $ 9,532
30-Jun-03           $14,313            $10,132            $ 9,796
31-Jul-03           $14,784            $10,416            $10,057
31-Aug-03           $15,085            $10,717            $10,357
30-Sep-03           $15,399            $10,932            $10,647
31-Oct-03           $16,496            $11,584            $11,336
30-Nov-03           $16,833            $11,817            $11,584
31-Dec-03           $17,916            $12,621            $12,467
31-Jan-04           $18,689            $12,893            $12,668
29-Feb-04           $18,919            $13,188            $12,990
31-Mar-04           $18,689            $13,253            $13,070
30-Apr-04           $17,868            $12,858            $12,664
31-May-04           $17,674            $12,850            $12,693
30-Jun-04           $17,916            $13,108            $12,980
31-Jul-04           $17,191            $12,680            $12,602
31-Aug-04           $17,106            $12,747            $12,703
30-Sep-04           $17,904            $13,086            $13,112
31-Oct-04           $18,520            $13,528            $13,541
30-Nov-04           $19,776            $14,395            $14,481
31-Dec-04           $20,478            $14,998            $15,102

The hypothetical $10,000 investment at fund inception includes changes in share price and reinvestment of dividends and capital gains. Indices are unmanaged, do not incur fees and cannot be invested in directly.

Investment Performance As of December 31, 2004
--------------------------------------------------------------------------------

                                         Average Annual Total Returns
                                ------------------------------------------------
                                                                        Since
                               One-Year                               Inception
                                (2004)       Three-Year    Five-Year  (12/01/97)
--------------------------------------------------------------------------------
Masters' Select International Fund
                               14.30%          10.78%      1.17%         10.65%
--------------------------------------------------------------------------------
MSCI All Countries World Free (ex US) Index
                               21.36%          13.55%     -0.04%          6.02%
--------------------------------------------------------------------------------
Lipper International Fund Index
                               18.59%          11.59%     -0.90%          5.85%
--------------------------------------------------------------------------------

Performance quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the funds may be lower or higher than the performance quoted. To obtain the performance of the funds as of the most recently completed calendar month, please visit our website at www.mastersfunds.com or call 1-800-960-0188.

Investment in foreign securities subjects investors to political, economic and market risks and fluctuations in currency rates. The fund may invest in smaller companies which involve more risk such as limited liquidity and greater volatility.

Indices are unmanaged, do not incur fees, expenses or taxes, and cannot be invested in directly.

See page 62 for index definitions
--------------------------------------------------------------------------------

Long-Term Performance Analysis
--------------------------------------------------------------------------------

The entire Masters' Select team continues to focus our effort on expanding each fund's strong long-term performance record relative to its benchmarks. Shorter-term performance, while desirable, is not a primary objective and we expect that there will be occasional periods of sub-par performance, as was the case for this fund during 2004. The following presents important information that should be helpful in assessing the fund's long-term performance.

Despite a disappointing relative performance in 2004, over its seven-year life Masters' Select International has beaten its benchmarks by a wide margin and ranked in the top decile of its Lipper Category peer group. This is consistent with the fund's long-term objectives. In addition, though there are never any guarantees that past performance trends will be repeated, we believe the various elements that contributed to the fund's positive record provide reason for optimism regarding the potential of the fund to continue to beat its benchmarks over the long run. And in our opinion, many of the fund's performance accomplishments are also encouraging, including the following (all performance numbers are net of all fund fees and expenses including advisory fees, fund operating overhead and trading costs):

o The fund out-returned, as measured by average annual total return, the best performing of its benchmarks by 4.63 percentage points (463 basis points) since its inception seven years and one month ago. This margin equates to 1.77 times the return of the benchmark (MSCI All Countries World Free ex-U.S. Index) over the same time period.

o The fund outperformed its benchmarks in strong growth years (1999) and the strong value years of 2000 and 2001, as measured by total return. It is noteworthy that the fund was in the top quintile in its Lipper Core International Fund (1999 - 40/516; 2000 - 92/605) and Morningstar Foreign Large Blend Fund (1999 - 25/129; 2000 - 2/214) peer groups in both 1999, an extreme growth year, and 2000, an extreme value year. Please see the following table below for complete ranking information, including one-year, three-year, five-year and since inception.

o The fund outperformed its primary benchmarks, as measured by total return, in the negative return years for the international stock markets of 2000 and 2001 and beat one index but trailed another in 2002 (another negative return year). It also beat its benchmarks in 1999, a very strong year for international stocks. And in 2003, another strong year, it beat one of its two benchmarks.

o There have been 50 rolling three-year time periods (the first starting at the fund's inception, and then in each subsequent period commencing at the beginning of the next month) during the fund's life. Masters' Select International has out-returned its primary MSCI benchmark in 39 of these periods (78% of the time), as measured by average annual total return. The fund has outperformed its MSCI benchmark in every one of the 26 rolling five-year periods since its inception. We believe this consistency is noteworthy.


18  The Masters' Select Funds Trust

o Since its inception and over most shorter time periods (though not over the last year) the fund is highly ranked compared to its international fund Lipper Category peer group (note: the lower the percentage ranking the better). As reflected in the table below, for the period since the fund's inception (December 1, 1997), Masters' Select International is ranked in the top 6.2% of its peer group, core international funds. It is also highly ranked compared to its Morningstar Foreign Large Blend peer group over the past five years. (Note: Morningstar does not provide a "since inception" ranking.) 2004 was the first year in the last six that the fund failed to rank at least in the top 30% of its Lipper and Morningstar peer groups.

==========================================================================================================================
                                              MASTERS' SELECT INTERNATIONAL FUND
                            LIPPER CORE INTERNATIONAL CATEGORY RANKING BASED ON TOTAL FUND RETURNS
--------------------------------------------------------------------------------------------------------------------------
                                             Annual Ranking                                   Trailing Periods
                                            As of December 31,                             As of December 31, 2004
                     -----------------------------------------------------------     -------------------------------------
                                                                                                                Since
                                                                                                              Inception
                     1998     1999     2000     2001     2002     2003     2004      Three-Year   Five-Year   (12/01/97)
--------------------------------------------------------------------------------------------------------------------------
% Rank in Category   63.4%    7.8%     15.2%    23.5%    28.6%    25.7%    80.9%       39.4%        24.8%        6.2%
--------------------------------------------------------------------------------------------------------------------------
Funds in Category    435      516      605      759      808      834      854         703          513          324
==========================================================================================================================

Lipper Analytical Services, Inc. is an independent mutual fund research and rating service. Each Lipper average represents a universe of funds with similar invest objectives. Rankings for the periods shown are based on fund total returns with dividends and distributions reinvested and do not reflect sales charges.

===============================================================================================================
                                       MASTERS' SELECT INTERNATIONAL FUND
                               MORNINGSTAR FOREIGN LARGE BLEND PEER GROUP RANKINGS
---------------------------------------------------------------------------------------------------------------
                                              Annual Ranking                             Trailing Periods
                                            As of December 31,                         As of December 31, 2004
                     -------------------------------------------------------------     ------------------------
                        1998     1999     2000     2001     2002     2003     2004     Three-Year  Five-Year
---------------------------------------------------------------------------------------------------------------
% Rank in Category       64%       3%       6%      18%      23%      16%      86%         37%       8%
---------------------------------------------------------------------------------------------------------------
Funds in Category        229      266      305      348      405      450      489         390      284
===============================================================================================================

o All four of the fund's long-term managers have outperformed their benchmarks during their tenure at the fund. (We don't include Bill Fries in this analysis because he has been part of the fund for just over a year.) In addition, the two managers who are no longer on the fund (Bruce Bee who died and Helen Young Hayes who has been off the fund for over two years) also outperformed their benchmarks during their tenure on the fund. The following table shows the out-performance of each long-tenured manager (without identifying the managers), relative to their benchmarks:

================================================================================
                  CURRENT MASTERS' SELECT MANAGERS' PERFORMANCE
                                versus BENCHMARKS
                        Tenure Through December 31, 2004*
--------------------------------------------------------------------------------
Masters' Select International                      Annualized Performance Margin
                                                    (Net of Allocated Expenses)
--------------------------------------------------------------------------------
Manager 1                                                     8.45%
--------------------------------------------------------------------------------
Manager 2                                                     5.56%
--------------------------------------------------------------------------------
Manager 3                                                     3.83%
--------------------------------------------------------------------------------
Manager 4                                                     1.95%
--------------------------------------------------------------------------------

* This table does not include the manager that Ted Tyson replaced in September 1999 or the manager that was removed in September 2001. Both of those managers beat their benchmarks during their Masters' Select tenure. Listed alphabetically below are the managers and their respective benchmarks.

      Manager       Tenure    Benchmark
      David Herro   12/01/97  MSCI World Value Index
      Dan Jaworski  12/01/97  MSCI All Countries World Free (ex US) Index
      Ted Tyson     09/24/99  MSCI All Countries World Free Growth (ex US) Index
      Mark Yockey   12/01/97  MSCI All Countries World Free (ex US) Index
================================================================================

o Masters' Select International has also out-returned each of its benchmarks over its life after taking taxes into account. Though performance reporting regulations do not provide any methodology for measuring a benchmark's after-tax performance (and for this reason benchmark after-tax calculations are prohibited in shareholder reports), we can nevertheless say with certainty that the fund has out-returned its benchmarks after taking into account taxes because its after-tax return exceeds the pre-tax return of all its benchmarks. Masters' Select International's after-tax return over its life assuming all shares were liquidated on December 31, 2004, and taxes were paid on distributions in each year at the highest tax rate in place at the time of each distribution, was 8.92%. Masters' Select International Fund average annual total return after taxes on distributions for the one-year, five-year and since inception (12/01/97) periods ended December 31, 2004 are 14.13%, 0.25% and 9.80%, respectively. The average annual total return after taxes on distributions and the sale of fund shares for the one-year, five-year and since inception (12/01/97) periods ended December 31, 2004 are 9.29%, 0.50% and 8.92%, respectively.

Portfolio Commentary
--------------------------------------------------------------------------------

Though we are proud of the long-term performance delivered by Masters' Select International, 2004 was disappointing. Last year notwithstanding, we remain very confident in this fund's ability to


                                                                Fund Summary  19
perform going forward. We think the fund's manager diversification will be effective the vast majority of the time, though it wasn't in 2004. There have been a few other disappointing years in the Masters' Select fund family and it is worth noting that these were isolated incidents. The following provides insights into the factors that impacted performance during this past year.

Performance of Managers: For the year, four of the fund's five managers underperformed their benchmarks, with two of the managers lagging by a very wide margin. In most periods the fund has a mix of underperforming and outperforming managers. But historically, the outperforming managers more than offset the underperforming managers. Over the longer run, as noted above, each of the fund's four long-tenured managers have beaten their benchmarks. But, in 2004 the multi-manager diversification did not help. In terms of manager performance, the returns for the individual stock pickers on the fund ranged from a low of 3.6% to a high of 21.4% for the year.

Sector, regional and stock-picking impact: During 2004 the fund's underweighting to the financials, industrials and telecom & utilities sectors hurt its returns relative to the MSCI benchmark. The fund benefited from its overweighting to the top-performing energy sector. In terms of its country and regional allocations, the fund's underweighting to Japan helped relative performance (since the Japanese market as a whole underperformed the MSCI index) and its overweighting to Latin America (one of the strongest-performing regions) added value as well.

It is important to remember, however, that the fund's sector and country weightings are a derivative of the managers' bottom-up stock selection rather than driven by top-down asset allocation decisions. On a stock-picking basis, the performance of the fund's technology stocks was poor, generating a large negative return for the year, which was a significant drag on overall fund performance. Stock picks from the Asia ex-Japan region also generated negative returns on average for the portfolio. In contrast, the managers' energy stock picks were particularly strong, delivering an average gain of more than 30%.

Leaders and Laggards: As is always the case, there were big winners and losers among the fund's specific stock holdings in 2004. Each of the fund's five stock pickers placed at least one holding on the fund's ten biggest dollar winners list and four managers also had at least one stock among the biggest losers. Overall, the aggregate gain among the leaders was almost twice as large as the aggregate loss among the laggards. Three of the top ten names are Canadian companies and five out of the top ten are in the energy sector.

See table on page 23 that lists the leaders and laggards over the past six and 12 months. The table includes biggest dollar gains and losses as well as the largest percentage winners and losers.

Portfolio Mix: The fund's sector and geographic exposure did not change dramatically but there were some shifts during the year. Please see page 24 for sector, asset-class and regional allocations as of year-end. In looking at the portfolio it is clear that Masters' Select International is driven by stock picking and is not benchmark sensitive. Highlights include:

o From a sector standpoint, exposure to financials dropped by approximately 7 percentage points from the beginning of the year, technology exposure dropped by roughly 5 percentage points and industrials by 4 percentage points. The weighting to energy stocks increased by almost 7 percentage points, consumer discretionary increased by 4 percentage points and consumer staples by 3 percentage points.

o The fund has almost 31% of its assets in the consumer discretionary sector, which is almost three times the benchmark weighting. Conversely, the financial sector accounts for less than 12% of the fund's assets compared to 27% for the benchmark index. The fund is also significantly underweighted to the industrials sector (9.5% of assets vs. 17.5% for the index).

o Exposure to Japanese stocks began the year at 15% and ended the year at 9% of the portfolio, less than half the weighting of Japan in the benchmark.

o The fund's weighting in European stocks rose significantly on the year to 58%, in line with the benchmark weighting.

o The managers re-allocated capital to larger-cap developed-market companies from both smaller-cap companies and emerging markets. The larger-cap allocation now stands at 79.4%, near an all-time high for the fund. Meanwhile, the fund's emerging-markets exposure declined to 12.7%, which is still higher then the benchmark's allocation, and the small-cap exposure dropped to 3.8% of assets, an all-time low for the fund.

o The fund's cash position also declined and is near an all-time low at 4% of assets. This contrasts with the other Masters' Select funds, all of which are holding significant cash stakes, and suggests that there are still better stock-picking opportunities overseas compared to the U.S.

o At year-end approximately 7.5% of the fund's foreign currency exposure was hedged back into U.S. dollars. Of the fund's 27.2% exposure to British pounds, approximately 20% was hedged, and approximately 80% of the fund's 2.7% exposure to Swiss francs was hedged. There were no long-term hedges in euro currency or Asian currencies. Historically, the fund has not had many currency hedges in place.

Sub-advisor Changes
--------------------------------------------------------------------------------

During the first quarter of 2005, two new sub-advisors will be added to the Masters' Select International Fund. Amit Wadhwaney, who manages the Third Avenue International Value, and Jim Gendelman, who manages Marsico International Opportunities, will each take over most of the assets run by Mark Yockey and Dan Jaworski. Wadhwaney, a value manager, and Gendelman, a growth manager, together will help the fund to meet its goal of staying "style-neutral."

Over the past year our research team has been actively conducting due diligence on international managers. After a long search that


20  The Masters' Select Funds Trust
included a large number of international stock pickers, we feel fortunate to be able to hire two very high-caliber managers who we believe are particularly well suited to run a concentrated portfolio for Masters' Select. In evaluating stock pickers for Masters' Select we have three key criteria:

o After thorough due diligence of the stock picker, the analyst team and the underlying investment firm, we must believe that the stock-picking team is exceptionally skilled. We evaluate this through multiple discussions with team members about the investment process as well as in-depth discussion of a number of the companies the manager owns. We also look to the manager's historical track record for confirmation of our more qualitative assessment of the stock-picking team's skill.

o We must believe that the stock picker's process and mindset is compatible with running a highly concentrated portfolio.

o The stock picker must be enthusiastic about being part of Masters' Select and about the opportunity to run a portfolio consisting solely of "highest-conviction ideas."

We have been extremely impressed with Amit Wadhwaney of Third Avenue. Wadhwaney is a value-oriented all-cap stock picker whose research process is extremely thorough. He is highly disciplined in executing his stock-picking criteria with respect to valuations and fundamentals. He also has a history of running fairly concentrated portfolios and is clearly comfortable with the prospect of running an 8- to 15-stock portfolio. Given our confidence, we would be comfortable giving Wadhwaney a full 20% allocation but due to our desire to maintain "style neutrality" across the fund as well as fee considerations we have decided to go with a lower allocation at this point.

Similarly, we have been very impressed with Jim Gendelman and the Marsico organization. Gendelman is an eclectic all-cap growth stock picker who executes the Marisco investment approach, which combines top-down thematic work with very in-depth bottom-up stock research. For Masters' Select, bottom-up stock research will be the primary driver of stock selection and is the key factor behind our confidence. In our discussions Gendelman exhibited deep knowledge and unique insights into the companies he owns. Our very positive impression of Gendelman's raw stock-picking skills outweighed some question marks. One is that Gendelman doesn't have the many years of portfolio management experience we would like to see. Though he has been actively involved in international equity markets since the late 1980s, most of his experience was in institutional international equity sales at Goldman Sachs. He is now coming up on his five-year record as a portfolio manager with Marsico International Opportunities. Though his record is excellent with this particular fund, it is not as long as we would like to see. His dedicated team is also a bit young. These concerns are offset by the extensive experience, depth and intense research mentality of the Marsico organization and our overall extremely positive impression of Gendelman.

Based on what has been an extremely thorough due diligence process, we believe that Gendelman is a highly skilled stock picker and has the right mindset to successfully run a very concentrated stock portfolio for Masters' Select. As a result, we are confident that making the change in favor of Wadhwaney and Gendelman best serves shareholders' interests by strengthening the fund's already strong management team while allowing the fund to remain "style neutral" and well suited as a core international holding.

Shareholders may be wondering why we make manager changes. It is our policy not to get into the specific reasons why we replace a specific manager because we want to minimize any negative public feedback directed at the sub-advisor being replaced. But in general one or more of the following reasons explain almost every manager change.

o     We realize that we were wrong about the stock picker's skill

o We realized that the stock picker is not at his or her best running a highly concentrated portfolio

o Something has changed at the stock picker's organization that reduces our confidence in the ability of the stock picker to perform going forward

o We come to believe that the stock picker is not adequately attentive to the Masters' Select portfolio

When we hire a stock picker we do an enormous amount of work with the hope that we will make a good choice and the relationship will last for the duration of the stock picker's career. However, sometimes things change that negate the reasons why we hired a stock picker in the first place. Occasionally we will make a mistake. Relative to the overall number of stock pickers we employ across all Masters' Select funds, it is worth pointing out that there have been mostly successes and very few changes.

Please see our website at www.mastersfunds.com for more background on Wadhwaney and Gendelman and a detailed Q&A that provides more background about this change.

Miscellaneous
--------------------------------------------------------------------------------

Fund Closing: Masters' Select International closed to new shareholders in October, when fund assets reached $1 billion. Existing shareholders can continue to add to their fund investment. The reason for closing the fund is to slow down asset growth in order to allow those sub-advisors who buy stocks that have limited liquidity (usually smaller companies) to maintain the flexibility to continue to do so absent any constraints. When an asset base is too large, it may take days, weeks or longer to accumulate or sell a full position in a stock with limited liquidity, resulting in lost opportunities. To do so more quickly may adversely impact the price of the stock by creating an imbalance between buying volume and selling volume. Masters' Select International's all-cap managers gain the most advantage from limiting the fund's asset base.

Taxes: Masters' Select International did not make a capital gains distribution in 2004 though it did make a small dividend distribution of less than one half of one percent. Having now used up most of the fund's tax-loss carryover there is a greater chance


                                                                Fund Summary  21
that the fund will make a capital gains distribution in 2005. We will continue to work with the fund's sub-advisors to manage the fund in a tax-aware manner. This will include taking short-term losses when there is an alternative investment that is of equal attraction and using other tax-management techniques. However, the managers will not sacrifice pre-tax performance in pursuit of after-tax performance since the fund has tax-exempt, as well as taxable, investors.

Expenses: Expenses declined slightly in 2004 to 1.09% of assets from 1.10% in 2003. As of the end of the year expenses are accruing at a slightly lower rate of 1.05%. The impact of the manager changes described above will add about 0.05% (5 basis points) to the fund's expenses because the new sub-advisors have a slightly higher average fee schedule than the sub-advisor being replaced. This will be offset by fee break points that are kicking in for some of the sub-advisors and for Litman/Gregory Fund Advisors so that we believe it is likely that expenses will decline slightly in 2005 compared to 2004.

In Closing
--------------------------------------------------------------------------------

Looking forward, we continue to view the global stock markets as being mostly in a fair-value range. No one area appears clearly attractive or unattractive, though foreign stocks, at the margin, seem to offer somewhat better value than domestic stocks. Generally speaking, our foreign stock pickers are more enthusiastic than the domestic stock pickers. Our own view, which may differ from some of the Masters' Select sub-advisors, is that from here long-term returns are likely to fall within the mid- to high-single-digit range. Of course there are scenarios that could cause returns to be higher or lower and there will likely be individual years when returns will be much higher or lower.

We continue to urge each Masters' Select shareholder to carefully weigh their ability to take on stock-market risk and their need for returns based on their time horizon and financial objectives when considering how much stock-market exposure is appropriate, and of that, how much should be committed to foreign stocks. Whatever that amount is, we continue to be confident that Masters' Select International is in a strong position to continue to deliver strong long-term returns compared to its benchmarks. Moreover, we believe we have improved the fund's long-term prospects with the recent manager additions. Though past performance isn't by itself predictive, our confidence stems from the quality of the Masters' Select stock pickers along with the focused Masters' Select mandate, which we believe underlies their success to date.

We thank you for your confidence and continue to invest along side you while staying focused on the goal of extending the success of Masters' Select into the future.

Please see page 25 for specific stock commentaries written by the Masters' Select International managers.

Neither the information contained herein nor any opinion expressed shall be construed to constitute an offer to sell or a solicitation to buy any security or any other funds mentioned herein. The views herein are those of Litman/Gregory Fund Advisors, LLC at the time the material is written and may not be reflective of current conditions.


22  The Masters' Select Funds Trust

Masters' Select International Fund Leaders and Laggards (Unaudited)
--------------------------------------------------------------------------------

                   For the Six Months Ended December 31, 2004

                            By Percentage Gain / Loss

                                              Six Month Dollar       Six Month
Security                                     Contribution/(Loss)      % Change
--------------------------------------------------------------------------------
Royal Doulton Plc                              $   2,970,691           72.4%
Altadis SA                                         7,147,677           47.4%
Enterprise Inns Plc                                6,974,499           44.1%
Petroleo Brasileiro SA                             6,571,652           41.7%
Unmicore                                           6,713,503           38.8%
Antena 3 de Television SA                          6,370,561           37.3%
RCS MediaGroup SpA                                 4,263,856           35.4%
Adidas-Salomon AG                                  4,427,006           34.5%
Bouygues SA                                        4,749,260           34.4%
Austrailian Stock Exchange                         1,611,737           32.5%
                                               -------------
                                               $  51,800,442
                                               =============

ASE Test Ltd.                                  $  (1,907,342)         (31.4%)
iSOFT Group Plc                                   (4,458,709)         (24.3%)
Compass Group Plc                                 (2,249,872)         (19.1%)
SINA Corp.                                        (3,409,798)         (17.1%)
SECOM Co., Ltd.                                   (1,399,312)         (16.0%)
Fast Retailing Co. Ltd.                           (2,605,848)         (15.3%)
Takefuji Corp.                                      (995,297)         (10.0%)
ABB Ltd.                                            (429,791)          (9.6%)
Atos Origin SA                                      (910,703)          (8.1%)
Repsol YPF SA                                       (675,184)          (7.2%)
                                               -------------
                                               $ (19,041,856)
                                               =============

                              By Dollar Gain / Loss

                                              Six Month Dollar       Six Month
Security                                     Contribution/(Loss)      % Change
--------------------------------------------------------------------------------
Tesco Plc                                      $  14,908,521           27.6%
EnCana Corp.                                      10,409,021           30.7%
PT Telekomunikasi Indonesia                        7,339,878           32.0%
Precision Drilling Corp.                           7,325,187           29.6%
Altadis SA                                         7,147,677           47.4%
Enterprise Inns Plc                                6,974,499           44.1%
Unmicore                                           6,713,503           38.8%
Petroleo Brasileiro SA                             6,571,652           41.7%
Antena 3 de Television SA                          6,370,561           37.3%
Bouygues SA                                        4,749,260           34.4%
                                               -------------
                                               $  78,509,759
                                               =============

iSOFT Group Plc                                $  (4,458,709)         (24.3%)
Samsung Electronics Co. Ltd                       (3,127,519)          (5.6%)
SINA Corp.                                        (3,409,798)         (17.1%)
Fast Retailing Co. Ltd.                           (2,605,848)         (15.3%)
Compass Group Plc                                 (2,249,872)         (19.1%)
ASE Test Ltd.                                     (1,907,342)         (31.4%)
SECOM Co., Ltd.                                   (1,399,312)         (16.0%)
Takefuji Corp.                                      (995,297)         (10.0%)
UBS AG                                              (956,375)          (7.0%)
Atos Origin SA                                      (910,703)          (8.1%)
                                               -------------
                                               $ (22,020,775)
                                               =============

--------------------------------------------------------------------------------
                      For the Year Ended December 31, 2004

                            By Percentage Gain / Loss

                                             Twelve Month Dollar    Twelve Month
Security                                     Contribution/(Loss)      % Change
--------------------------------------------------------------------------------
Royal Doulton Plc                              $   2,398,901           51.3%
Altadis SA                                         7,194,373           47.9%
Antena 3 de Television SA                          7,541,000           47.4%
Enterprise Inns Plc                                6,974,499           44.1%
Interbrew                                          1,984,785           42.1%
Adidas-Salomon AG                                  4,840,457           39.0%
Elekta AB - Class B                                1,840,072           37.8%
Bulgari SpA                                        4,454,466           35.6%
RCS MediaGroup SpA                                 4,263,856           35.4%
Petroleo Brasileiro SA                             5,770,480           34.9%
                                               -------------
                                               $  47,262,889
                                               =============

ASE Test Ltd.                                  $  (8,352,288)         (66.7%)
Bennet Environmental, Inc.                        (4,426,002)         (39.0%)
ICICI Bank Ltd.                                   (3,107,890)         (30.5%)
Compass Group Plc                                 (3,394,464)         (26.2%)
SINA Corp.                                        (5,844,951)         (26.2%)
iSOFT Group Plc                                   (4,458,709)         (24.3%)
Dr. Reddy's Laboratories Ltd.                     (3,174,792)         (23.8%)
Compania de Minas Buenaventura                      (818,649)         (20.6%)
Cinram International, Inc.                        (2,069,083)         (19.6%)
NCSoft Corp.                                        (828,414)         (16.0%)
                                               -------------
                                               $ (36,475,242)
                                               =============

                             By Dollar Gain / Loss

                                             Twelve Month Dollar    Twelve Month
Security                                     Contribution/(Loss)      % Change
--------------------------------------------------------------------------------
Tesco Plc                                      $  16,282,754           30.9%
EnCana Corp.                                      11,304,088           34.3%
Antena 3 de Television SA                          7,541,000           47.4%
Altadis SA                                         7,194,373           47.9%
Enterprise Inns Plc                                6,974,499           44.1%
PT Telekomunikasi Indonesia                        6,929,436           29.7%
Precision Drilling Corp.                           6,645,711           26.1%
Talisman Energy, Inc.                              5,835,160           33.8%
Petroleo Brasileiro SA                             5,770,480           34.9%
Unmicore                                           5,516,001           28.4%
                                               -------------
                                               $  79,993,502
                                               =============

ASE Test Ltd.                                  $  (8,352,288)         (66.7%)
SINA Corp.                                        (5,844,951)         (26.2%)
iSOFT Group Plc                                   (4,458,709)         (24.3%)
Bennet Environmental, Inc.                        (4,426,002)         (39.0%)
Compass Group Plc                                 (3,394,464)         (26.2%)
Dr. Reddy's Laboratories Ltd.                     (3,174,792)         (23.8%)
ICICI Bank Ltd.                                   (3,107,890)         (30.5%)
ASML Holdings NV                                  (2,693,087)         (12.3%)
Samsung Electronics Co. Ltd                       (2,617,338)          (4.7%)
British Sky Broadcasting Group Plc                (2,560,338)         (15.6%)
                                               -------------
                                               $ (40,629,859)
                                               =============

Please refer to the fund's schedule of investments in this report for complete holdings information. Fund holdings are sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.


                                                                Fund Summary  23

Masters' Select International Fund Managers
--------------------------------------------------------------------------------

                                                               MARKET
                                            TARGET             CAPITALIZATION
INVESTMENT                                  ASSET              OF COMPANIES          STOCK-PICKING
MANAGER           FIRM                      ALLOCATION         IN PORTFOLIO          STYLE
-------------------------------------------------------------------------------------------------------
Bill Fries        Thornburg                     24%             All sizes            Eclectic, may
                  Investment                                                         invest in
                  Management, Inc.                                                   traditional value
                                                                                     stocks
                                                                                     or growth stocks
-------------------------------------------------------------------------------------------------------
David Herro       Harris Associates L.P.        23%             All sizes, but       Value
                                                                mostly
                                                                large and
                                                                mid-sized
                                                                companies
-------------------------------------------------------------------------------------------------------
Jim Gendelman     Marsico Capital               15%             All sizes, but       Growth
                  Management, LLC                               mostly
                                                                large and
                                                                mid-sized
                                                                companies
-------------------------------------------------------------------------------------------------------
Ted Tyson         Mastholm Asset                23%             All sizes            Growth
                  Management, LLC
-------------------------------------------------------------------------------------------------------
Amit Wadhwaney    Third Avenue                  15%             All sizes            Value
                  Management, LLC
-------------------------------------------------------------------------------------------------------

Portfolio Composition
--------------------------------------------------------------------------------

The fund holds 63 securities, exclusive of cash equivalents.

By Sector

                                                     Sector Weights
                                             -----------------------------
                                                             MSCI All
                                                          Countries World
                                              Fund      Free (Ex US) Index
                                             -----      ------------------
Consumer Discretionary & Services(1)         30.6%             11.5%
Energy                                       13.4%              9.1%
Finance                                      11.9%             27.4%
Industrial Services, Materials and Durables   9.5%             17.5%
Consumer Staples                              7.9%              7.6%
Healthcare, Pharmaceuticals & Biotechnology   7.9%              7.0%
Telecommunications & Utilities                7.5%             12.6%
Technology                                    7.2%              7.3%
Cash Equivalents & Other                      4.1%               --
                                             -----            -----
Net Assets                                   100.0%           100.0%
                                             =====            =====

(1)   Includes Automobiles.


By Asset Class

[PIE CHART OMITTED]

Cash Equivalents & Other        4.1%
Emerging Markets               12.7%
Developed Markets Small-Cap     3.8%
Developed Markets Large-Cap    79.4%

Market Capitalization:
   Developed Markets Small-Cap < $1.0 billion
   Developed Markets Large-Cap >1.0 billion


By Region

                                                     Regional Weights
                                             -----------------------------
                                                             MSCI All
                                                          Countries World
                                              Fund      Free (Ex US) Index
                                             -----      ------------------
Western Europe & United Kingdom              57.6%             60.0%
Asia (Ex Japan)                              10.3%              7.7%
Japan                                         9.4%             18.4%
Canada                                        8.2%              5.6%
Latin America                                 7.5%              2.0%
Australia/New Zealand                         2.9%              4.5%
Africa & Middle East                           --               1.8%
Cash Equivalents & Other                      4.1%               --
                                             -----            -----
Net Assets                                   100.0%           100.0%
                                             =====            =====


24  The Masters' Select Funds Trust

Masters' Select International Fund Stock Highlights
--------------------------------------------------------------------------------

Sanofi-Aventis SA - Bill Fries
--------------------------------------------------------------------------------

Paris-based Sanofi-Aventis is the largest drug company in Europe and the third largest worldwide. It was formed by various combinations of Sanofi, Hoechst, Rhone-Poulenc, and Synthelabo that have occurred since 1998. Sanofi's major drugs include: Plavix (stroke;anti-clotting), Lovenox, Taxotere, Ambien, Allegra, Eloxatin, Delix, Avapro, Copaxone, and Ketek. Annual revenues total almost 25 billion euros. These revenues include a large (around $2 billion, annual sales) vaccine business, with roots dating back to the pioneering work of medical biologist Louis Pasteur.

Optimizing the combined Sanofi and Aventis will challenge management. Although Aventis' revenues were roughly twice those of Sanofi prior to the merger, almost all senior management positions in the combined entity have gone to former Sanofi personnel. This may make it more likely that the goal of more than 1 billion euro in post merger annual expense savings can be realized, since Sanofi's profit margins were around 7% higher than Aventis'. The combined entity appears to have a strong pipeline of new drugs. It may need these, particularly the promising anti-obesity drug Acomplia, to show good efficacy in ongoing trials. Sleeping pill Ambien loses patent protection in 2006, and strong sellers Plavix, Lovenox, and Allegra are each in the midst of lawsuits challenging their U.S. patent protection.

Questions regarding the future profitability of their U.S. businesses have depressed the stock prices of most large pharmaceutical firms during 2004. In the case of Sanofi-Aventis, the uncertainty has been accentuated by questions about management's ability to effectively integrate the new entity, and the prospects for the new drug pipeline vis-a-vis the various patent challenges. During 2005, investors should begin to see evidence regarding whether Sanofi's glass is "half empty, or half full."

Bayerische Motoren Werke (BMW) AG - David Herro
--------------------------------------------------------------------------------

We have recently established a position in automaker BMW. Though BMW is known for fine performing automobiles, it has been a less than stellar stock to own in the last few years. Despite the weak share price performance, we are very enthused about this company's prospects.

Unlike most of the auto industry participants, BMW earns double-digit returns on its capital employed, and, earns around 8% profit margins in its automobile operations. This is significantly better than its peers. Also, due to a very active new vehicle development program, BMW has been able to maintain a very healthy growth rate in vehicle sales. Five years ago the company had three main models: the 3, 5 and 7 Series cars. Today, in addition to its core models, it has launched a SAV (sports activity vehicle) line consisting of X5 and X3, and a new 6 and 1 Series. Further, they build Mini Coopers as well as Rolls-Royces!

Though they have grown aggressively, it has not at all strained their quality and image, their balance sheet or profitability. In fact, despite having to increase capital expenditures to fund the new models, returns on capital have remained relatively high, and, free cash generation has been so strong, the company has surplus cash.

The market is concerned with US dollar exposure as well as the general weakness of the auto sector. We feel the dollar issue is cyclical, and BMW is hedged for it both operationally, with plants in weak currency countries like the USA today, and financially with currency hedges. Further, BMW has remained somewhat immune to the vagaries of the auto cycle due to its premium products and loyal customer base.

At just 5 times a growing cash flow and a 2% dividend yield, we believe BMW represents excellent value given the quality of its business.

Tesco Plc - Dan Jaworski
--------------------------------------------------------------------------------

Tesco is currently the 8th largest retailer globally, with roots tracing back to its initial operations as a UK food retailer. The UK remains the company's core market, with 1,878 stores and an industry leading 28% market share. Tesco's 28% market share is 10% points ahead of its nearest competitor, ASDA, which is owned by Wal-Mart. The UK accounts for 80% of sales and 83% of EBITDA (earnings before interest, taxes, depreciation and amortization). Over the past 10 years, Tesco's growth strategy has been centered on extending its retailing dominance within the UK. More specifically, they have ensured that they remain the low cost leader, have modernized and expanded existing stores with non-food items, and have developed complementary retailing services such as Tesco.com, Tesco Telecoms, and Tesco Personal Finance. More recently, the company has also been enhancing growth by expanding its global footprint. This has enabled Tesco to diversify its revenue base, shield its UK franchise from a domestic slowdown, plus tap the explosive growth within emerging markets. Tesco's international operations are concentrated in Ireland, Hungary, Poland and Asia, where they are the leading retailer in Thailand and South Korea. EBITDA within its international division has increased fourfold over the past three years and now accounts for 17% of total EBITDA. Tesco currently operates 440 stores in 11 international markets. In total, the company's 2,318 stores generate global sales of (pound)33.6 billion.

Tesco is one of the least expensive companies in the global food retailing universe. On consensus 2005 earnings, Tesco trades at a 14% discount to its peers. We believe a premium is actually warranted due to the company's superior financial metrics and strong operating trends. Additionally, Tesco's three main competitors in the UK are each distracted by their own major business model transformations. It is also important to note that the company has been successful at fending off competition from arguably the world's fiercest competitor, Wal-Mart. Despite the tough competitive environment, Tesco has been able to generate EBITDA margins of 8.3%, which trumped its UK and European rivals by over 200 basis points in 2004. We expect Tesco to extend this "margin" leadership into 2005 and beyond. The company is set to account for 50% of the UK retail sector's store growth over


                                                                Fund Summary  25
the next 3 years. This should allow Tesco to continue taking market share from their smaller competitors. We believe the combination of new store growth and industry-leading operating metrics bodes well for Tesco stock in 2005. Finally, the UK economy is forecast to grow at 3.3% in 2005 versus the Eurozone at 1.8%, providing one of the best economic backdrops for retail in Europe.

Enterprise Inns Plc - Ted Tyson
--------------------------------------------------------------------------------

Enterprise Inns owns just under 9,000 leased and tenanted pubs in the U.K., where it is one of the largest such operators. The company's pubs dominate the Midlands and Northwest regions of the U.K., including Yorkshire to the North. The pubs distribute most of the major brands of beer, including Bass, Courage, and Whitbread, and receive promotional assistance from the brewing industry.

The pubs are generally leased to "tenants" who operate the premises and take most of the financial risk. Income per pub operator has risen sharply over the past several years, rising from an average of 37,000 pounds ($67,000) in 2003 to over 40,000 pounds ($73,000) currently. Enterprise faces no shortage of potential tenants for its pubs--there are currently 721 fully funded applicants waiting for an available pub.

Rent from tenants, profit-sharing, and trading of pubs has created a large and growing cash flow far and above what has been needed to fund operations. This has led to a sharp reduction in debt and improved margins via debt restructuring. Combined with strict trimming of underperforming pubs, better operational management has led to earnings growth in the current year to date of better than 30%, a level we expect the company to meet or exceed in 2005.

Because of the high level of free cash flow we also anticipate that significant amounts of cash flow will be used to fund share buybacks in the coming years. Despite these significant buybacks, we also anticipate a sharp rise in dividend payout, rising from approximately 12 pence per share in 2004 to well over twice that level by 2006.

Credit Saison Co., Ltd. - Mark Yockey
--------------------------------------------------------------------------------

Credit Saison Co., Ltd. (8253) is Japan's third largest credit card company and the nation's leading retailer affiliated credit card company. The company also provides financial services such as consumer installment credits, loan guarantees, loans, consignment operations, and leases.

Credit Saison is an extension of our long-running investment theme in the financial sector, specifically the restructuring within Japanese financials, and meets our investment criteria of providing compelling long-term earnings prospects at an attractive valuation. The company has improved the quality of its underlying asset base and has made major strides in the expansion of its credit card operations through a number of strategic alliances. The opportunity for future revenue growth has been most positively impacted by the recent tie-up with diversified financial services company, Mizuho Financial Group. The alliance with Mizuho will significantly increase the penetration of Credit Saison in the Japanese consumer credit market. New credit card issuance is anticipated to rise by 40% as a result of the tie-up, transforming Credit Saison into the number one issuer in Japan. New cards issued will default to revolving credit payments unless the customer specifies otherwise. This is a first in Japan and is likely to be copied by other banks, potentially taking customers away from traditional consumer finance companies where interest rates are higher.

Neither the information contained herein nor any opinion expressed shall be construed to constitute an offer to sell or a solicitation to buy any securities mentioned herein. The views herein are those of the portfolio managers at the time the commentaries are written and may not be reflective of current conditions.


26  The Masters' Select Funds Trust

Masters' Select International Fund

SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2004

  Shares                                                            Value
================================================================================
COMMON STOCKS: 94.5%

Australia: 2.9%
  1,155,100  Australia & New Zealand Banking Group Ltd.         $   18,554,701
  6,265,000  Baycorp Advantage Ltd.                                 15,053,928
                                                                --------------
                                                                    33,608,629
                                                                --------------
Belgium: 3.9%
    167,400  Interbrew SA                                            6,467,433
    379,400  UCB SA                                                 19,208,410
    195,358  Umicore                                                18,313,589
                                                                --------------
                                                                    43,989,432
                                                                --------------
Brazil: 4.3%
    500,000  Empresa Brasileira de Aeronautica SA                   16,720,000
    561,200  Petroleo Brasileiro SA                                 22,324,536
  1,492,367  Telesp Celular Participacoes SA*                       10,148,096
                                                                --------------
                                                                    49,192,632
                                                                --------------
Canada: 8.2%
    778,700  EnCana Corp.                                           44,271,532
    510,800  Precision Drilling Corp.*                              32,078,240
    922,400  Shaw Communications, Inc. - Class B                    16,813,425
                                                                --------------
                                                                    93,163,197
                                                                --------------
Denmark: 1.0%
  1,118,100  GN Store Nord AS                                       12,004,422
                                                                --------------
Finland: 1.4%
  1,005,700  Metso OYJ                                              15,874,114
                                                                --------------
France: 5.0%
    262,097  Bouygues SA                                            12,063,226
    230,800  Sanofi-Aventis SA                                      18,371,120
    497,700  Suez SA                                                13,218,712
    403,400  Vivendi Universal SA*                                  12,827,482
                                                                --------------
                                                                    56,480,540
                                                                --------------
Germany: 4.4%
    107,400  Adidas-Salomon AG                                      17,264,754
    354,000  Bayerische Motoren Werke (BMW) AG                      15,909,768
    228,600  Schering AG                                            17,023,167
                                                                --------------
                                                                    50,197,689
                                                                --------------
Hong Kong: 5.1%
 98,060,000  China Petroleum & Chemical Corp. - Class H             40,055,128
  1,240,000  Hutchison Whampoa                                      11,605,856
  1,700,000  Wharf Holdings Ltd.                                     5,948,950
                                                                --------------
                                                                    57,609,934
                                                                --------------
Indonesia: 2.7%
 58,190,000  PT Telekomunikasi Indonesia                            30,246,889
                                                                --------------
Italy: 2.9%
  1,378,100  Bulgari SpA                                            16,957,706
  2,801,150  RCS MediaGroup SpA                                     16,305,244
                                                                --------------
                                                                    33,262,950
                                                                --------------
Japan: 9.4%
  2,717,000  Bank of Fukuoka Ltd. (The)                             17,852,380
    282,400  Credit Saison Co., Ltd.                                10,253,597
  3,153,000  Furukawa Electric Co. Ltd.                             17,433,116
      1,580  Mitsubishi Tokyo Financial Group, Inc.                 15,995,328
     39,820  SFCG Co., Ltd.                                         10,039,307
    666,800  Toyota Motor Corp.                                     27,066,641
    163,000  Trend Micro, Inc.                                       8,774,360
                                                                --------------
                                                                   107,414,729
                                                                --------------
Mexico: 1.4%
  4,607,400  Wal-mart de Mexico SA de CV                            15,814,969
                                                                --------------
Netherlands: 1.4%
    890,100  ASML Holding NV*                                       14,161,491
    154,300  Buhrmann NV                                             1,493,463
                                                                --------------
                                                                    15,654,954
                                                                --------------
Panama: 1.8%
  1,003,700  Banco Latinoamericano de Exportacciones,
               SA - Class E                                         20,013,778
                                                                --------------
South Korea: 2.5%
    619,778  NEPES Corp.                                             5,807,425
     58,000  Samsung Electronics Co. Ltd. 144A GDR*                 12,702,000
     55,200  SK Telecom                                             10,504,637
                                                                 -------------
                                                                    29,014,062
                                                                 -------------
Spain: 4.0%
    486,900  Altadis SA                                             22,212,230
    326,100  Antena 3 de Television SA*                             23,462,623
                                                                --------------
                                                                    45,674,853
                                                                --------------
Sweden: 2.5%
    233,820  Elekta AB - Class B*                                    6,712,620
  6,886,200  Telefonaktiebolaget LM Ericsson AB - Class B           21,885,532
                                                                --------------
                                                                    28,598,152
                                                                --------------
Switzerland: 2.6%
     51,800  Julius Baer Holding AG - Class B                       15,537,730
     52,400  Nestle SA                                              13,662,577
                                                                --------------
                                                                    29,200,307
                                                                --------------
United Kingdom: 27.1%
  7,649,200  Aegis Group Plc                                        15,827,083
  1,330,000  Aviva Plc                                              16,001,931
  1,750,000  Amvescap Plc                                           10,753,896
  7,628,000  ARM Holdings Plc                                       16,148,570
  1,283,700  British Sky Broadcasting Group Plc                     13,821,684
  1,941,408  Burberry Group Plc                                     14,914,967
  1,581,400  Cadbury Schweppes Plc                                  14,694,154
  2,021,821  Compass Group Plc                                       9,538,499
  1,327,600  Diageo Plc                                             18,898,058
  1,495,100  Enterprise Inns Plc                                    22,771,859
  1,180,600  Geest Plc                                              14,430,606
    815,100  GlaxoSmithKline Plc                                    19,082,849
  6,226,121  ITV Plc                                                12,554,539
  5,803,300  Kingfisher Plc                                         34,438,756
 31,754,000  Royal Doulton Plc*                                      7,075,209
 11,025,100  Tesco Plc                                              67,961,383
                                                                --------------
                                                                   308,914,043
                                                                --------------
TOTAL COMMON STOCKS
      (cost $869,096,851)                                        1,075,930,275
                                                                --------------
PREFERRED STOCK: 1.4%

Germany: 1.4%
    170,586  Fresenius AG                                           15,894,382
                                                                --------------
TOTAL PREFERRED STOCK
   (cost $12,997,731)                                               15,894,382
                                                                --------------


                                                     Schedule of Investments  27

Masters' Select International Fund

Principal
Amount                                                   Value
================================================================================
SHORT-TERM INVESTMENT: 3.0%

Repurchase Agreement: 3.0%
$33,865,000 State Street Bank & Trust Co., 1.050%, 12/31/04,
   due 01/03/05 [collateral: $26,610,000, U.S. Treasury Notes,
   7.125%, due 02/15/23, value $34,559,738]
   (proceeds $33,867,963)                                       $   33,865,000
                                                                --------------
TOTAL SHORT-TERM INVESTMENT
   (cost $33,865,000)                                               33,865,000
                                                                --------------
TOTAL INVESTMENTS IN SECURITIES
      (cost $915,959,582): 98.9%                                 1,125,689,657

Other Assets less Liabilities: 1.1%                                 12,015,925
                                                                --------------
NET ASSETS: 100.0%                                              $1,137,705,582
                                                                ==============

* Non-income producing security.

See accompanying Notes to Financial Statements.


28  The Masters' Select Funds Trust

Masters' Select Value Fund Review

The stock market closed with a very strong fourth quarter, turning what looked likely to be a mediocre return year into an excellent return year. Value stocks moved up sharply in the fourth quarter and generally performed better than the overall U.S. stock market for the full year. For all of 2004, value benchmarks outperformed growth benchmarks by a significant margin. Masters' Select Value Fund also had a strong year, with a return of almost 15%. However, it trailed its benchmarks in the year-end rally, largely due to above average cash holdings by some of the fund's sub-advisors. Largely because the fund lagged during the fourth quarter rally it also ended up behind its benchmarks for the year. It remains comfortably ahead of all its benchmarks since the fund's inception.

Comparison Chart
--------------------------------------------------------------------------------

The value of a hypothetical $10,000 investment in the Masters' Select Value Fund from inception (06/30/00) to present compared with the Russell 3000 Value Index and the Lipper Multi-Cap Value Index.

[BAR CHART OMITTED]

                  Masters'                   Russell                   Lipper
                   Select                     3000                    Multi-Cap
                    Value                     Value                     Value
                    Fund                      Index                     Index

30-Jun-00         $10,000                   $10,000                   $10,000
31-Jul-00         $10,040                   $10,139                   $10,085
31-Aug-00         $10,680                   $10,696                   $10,725
30-Sep-00         $10,480                   $10,783                   $10,576
31-Oct-00         $10,590                   $11,028                   $10,828
30-Nov-00         $10,100                   $10,630                   $10,428
31-Dec-00         $10,450                   $11,201                   $11,049
31-Jan-01         $11,540                   $11,261                   $11,466
28-Feb-01         $11,320                   $10,969                   $11,152
31-Mar-01         $11,240                   $10,596                   $10,761
30-Apr-01         $11,810                   $11,113                   $11,458
31-May-01         $12,240                   $11,365                   $11,711
30-Jun-01         $12,460                   $11,163                   $11,513
31-Jul-01         $12,410                   $11,124                   $11,498
31-Aug-01         $11,890                   $10,705                   $11,072
30-Sep-01         $10,290                    $9,922                    $9,937
31-Oct-01         $10,320                    $9,859                   $10,142
30-Nov-01         $11,197                   $10,442                   $10,876
31-Dec-01         $11,457                   $10,715                   $11,192
31-Jan-02         $11,527                   $10,649                   $11,046
28-Feb-02         $11,187                   $10,669                   $10,902
31-Mar-02         $11,818                   $11,196                   $11,458
30-Apr-02         $11,718                   $10,872                   $11,121
31-May-02         $11,608                   $10,892                   $11,110
30-Jun-02         $10,525                   $10,298                   $10,260
31-Jul-02          $9,894                    $9,298                    $9,408
31-Aug-02         $10,184                    $9,360                    $9,558
30-Sep-02          $9,202                    $8,345                    $8,522
31-Oct-02          $9,603                    $8,928                    $8,978
30-Nov-02         $10,244                    $9,500                    $9,646
31-Dec-02          $9,843                    $9,088                    $9,221
31-Jan-03          $9,493                    $8,865                    $9,031
28-Feb-03          $9,142                    $8,625                    $8,799
31-Mar-03          $9,112                    $8,645                    $8,832
30-Apr-03         $10,114                    $9,410                    $9,600
31-May-03         $11,076                   $10,042                   $10,402
30-Jun-03         $11,207                   $10,171                   $10,478
31-Jul-03         $11,257                   $10,348                   $10,623
31-Aug-03         $11,588                   $10,526                   $10,956
30-Sep-03         $11,658                   $10,421                   $10,830
31-Oct-03         $12,329                   $11,075                   $11,426
30-Nov-03         $12,650                   $11,246                   $11,670
31-Dec-03         $13,021                   $11,917                   $12,244
31-Jan-04         $13,472                   $12,142                   $12,502
29-Feb-04         $13,652                   $12,401                   $12,741
31-Mar-04         $13,632                   $12,314                   $12,630
30-Apr-04         $13,201                   $11,986                   $12,398
31-May-04         $13,532                   $12,110                   $12,456
30-Jun-04         $13,652                   $12,421                   $12,807
31-Jul-04         $13,372                   $12,212                   $12,441
31-Aug-04         $13,392                   $12,382                   $12,484
30-Sep-04         $13,773                   $12,599                   $12,737
31-Oct-04         $13,803                   $12,807                   $12,903
30-Nov-04         $14,464                   $13,496                   $13,580
31-Dec-04         $14,935                   $13,936                   $14,070

The hypothetical $10,000 investment at fund inception includes changes in share price and reinvestment of dividends and capital gains. Indices are unmanaged, do not incur fees, expenses or taxes, and cannot be invested in directly.

Investment Performance As of December 31, 2004
--------------------------------------------------------------------------------

                                          Average Annual Total Returns
                                   -----------------------------------------
                                                                   Since
                                   One-Year                      Inception
                                   (2004)         Three-Year     (06/30/00)
----------------------------------------------------------------------------
Masters' Select Value Fund         14.70%            9.24%         9.32%
----------------------------------------------------------------------------
Russell 3000 Value Index           16.94%            9.15%         7.66%
----------------------------------------------------------------------------
Lipper Multi-Cap Value Index       14.91%            7.93%         7.89%
----------------------------------------------------------------------------

Performance quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the funds may be lower or higher than the performance quoted. To obtain the performance of the funds as of the most recently completed calendar month, please visit our website at www.mastersfunds.com or call 1-800-960-0188.

Investment in foreign securities subjects investors to political, economic and market risks and fluctuations in currency rates. The fund may invest in smaller companies which involve more risk such as limited liquidity and greater volatility. The Fund is non-diversified, which means it concentrates more of its assets in a smaller number of securities, therefore it is exposed to more risk than a diversified fund.

Indices are unmanaged, do not incur fees, expenses or taxes, and cannot be invested in directly.

See page 62 for index definitions.

--------------------------------------------------------------------------------
Long-Term Performance Analysis
--------------------------------------------------------------------------------

The entire Masters' Select team continues to focus our effort on extending each fund's strong long-term performance record relative to its benchmarks. Shorter-term performance, while desirable, is not a primary objective and we expect that there will be occasional periods of a year or longer during which performance will be sub-par.

Masters' Select Value is now 4 1/2 years old--barely old enough to consider the record long-term. Thus far the fund has bested its benchmarks by a comfortable margin since its inception. In addition, though there are never any guarantees that past performance trends will be repeated, we believe the various elements that contributed to the fund's positive record provide reason for optimism regarding the potential of the fund to continue to beat its benchmarks over the long run. Some of the encouraging performance history includes the following (all performance numbers are net of all fund fees and expenses including advisory fees, fund operating overhead and trading costs):

o The fund outperformed the best performing of its benchmarks by 1.43 percentage points (143 basis points) on average, per year, since its inception, as measured by average annual total return. This margin equates to 1.18 times the return of the benchmark (Lipper Multi-Cap Value Fund Index) over the same period.

o The fund, as measured by total return, outperformed its Russell 3000 Value benchmark in three of the four full calendar years in which it has operated.

o There have been 19 rolling three-year time periods (the first starting at the fund's inception, and then each subsequent period commencing at the beginning of the next month) during the fund's life. Masters' Select Value has out-returned its primary Russell 3000 Value benchmark in 14 of these periods (74% of the total periods), as measured by average annual total return. What we seek is for each Masters' Select Fund to outperform its benchmark in a strong majority of three-year and five-year periods. As noted elsewhere in this report, this goal has been met with respect to each Masters' Select Fund.

o Each of the fund's managers has outperformed their benchmarks during their tenure at the fund. The following table shows the outperformance of each manager (without identifying the managers), relative to their benchmarks.

================================================================================
                  CURRENT MASTERS' SELECT MANAGERS' PERFORMANCE
                                versus BENCHMARKS
                        Tenure Through December 31, 2004
--------------------------------------------------------------------------------
Masters' Select Value                           Annualized Performance Margin
                                                  (Net of Allocated Expenses)
--------------------------------------------------------------------------------
Manager 1                                                     6.02%
--------------------------------------------------------------------------------
Manager 2                                                     4.66%
--------------------------------------------------------------------------------
Manager 3                                                     3.93%
--------------------------------------------------------------------------------
Manager 4                                                     1.39%
--------------------------------------------------------------------------------


                                                                Fund Summary  29

Listed alphabetically are the managers and their respective benchmarks

Manager               Tenure               Benchmark
Mason Hawkins         06/30/00             Russell 3000 Value Index
Bill Miller           06/30/00             S&P 500 Index
Bill Nygren           06/30/00             Russell 3000 Value Index
David Winters         06/30/00             Russell 3000 Value Index
================================================================================

o Masters' Select Value has also out-returned each of its benchmarks over its life after taking taxes into account. Though reporting regulations do not provide any methodology for measuring a benchmark's after-tax performance (and for this reason benchmark after-tax calculations are prohibited in shareholder reports), we can say with certainty that the fund has out-returned its benchmarks after taking taxes into account because its after-tax return exceeds the pre-tax return of each of its benchmarks. Masters' Select Value's return over its life, assuming all shares were liquidated on December 31, 2004, and taxes were paid on distributions in each year, at the highest tax rate in place at the time of each distribution, was 8.07%. Masters' Select Value Fund's average annual total return after taxes on distributions for the one-year and since inception (06/30/00) periods ended December 31, 2004 are 14.70% and 9.29%, respectively. The average annual total return after taxes on distributions and the sale of fund shares for the one-year and since inception (06/30/00) periods ended December 31, 2004 are 9.56% and 8.07%, respectively.

The strong relative performance in a variety of environments and the superior performance of each of the Masters' Select Value stock pickers has contributed to the fund's overall performance and contributes to our confidence in the fund's potential to continue to meet its long-term performance objectives. However, it is important for shareholders to have realistic expectations. Despite our confidence we expect that there will be occasional years in which performance will be disappointing. Moreover, the stock market will remain volatile with occasional losing years.

2004 Performance and Portfolio Commentary
--------------------------------------------------------------------------------

A number of factors contributed to the fund's performance during 2004. The highlights follow.

Cash: Cash was a drag on performance in 2004, particularly in the fourth quarter when it reached its highest levels of the year. We estimate that cash drag cost the fund over 2.5 percentage points of performance during the year. See the Portfolio Mix section below for more comments on the fund's cash positions.

Performance of managers: Two of the four managers outperformed their benchmark for the year, one by a very large margin. The other two managers underperformed by large margins. Over shorter-term time periods, such as 12 months, we do not expect each Masters' Select manager to outperform his benchmark. However, over the long term it is our goal for all four Value sub-advisors to outperform their benchmarks and that goal has been met since the fund's inception as described earlier in this report.

Sector and stock picking impact: Based on our attribution analysis, the fund's overall sector exposure relative to the Russell 3000 Value Index had a negative effect on performance during 2004. The fund was heavily under-allocated to the energy sector, which was the best performing sector in the Russell benchmark. Meanwhile the fund had a significant overweighting to consumer discretionary stocks, which as a sector underperformed the overall benchmark. However, strong stock-picking within the consumer discretionary, financials and industrials sectors, the three largest sectors in the fund, helped relative performance. Meanwhile poor returns from the portfolio's health care and telecom stocks were drags on performance, although the weightings to both sectors in the fund were relatively small. As with all Masters' Select funds, it is important to remember that the portfolio is built through bottom-up stock picking rather than a focus on top-down sector selection.

Leaders and laggards: For the year, each of the four Masters' Select Value stock pickers placed at least one security in the top ten winners list and three out of four also had at least one stock among the fund's ten worst performing stocks--Bill Miller avoided the loser's list this year. It is typical for most if not all of the managers to appear on both lists. For the year, the ten best performing securities delivered an aggregate dollar return more than four times the level of the aggregate dollar loss of the ten worst performing securities.

See table on page 32 that lists the leaders and laggards over the past six and twelve months. The table includes dollar gains and losses as well as percentage gains and losses. It is important to understand that the fact that a stock has lost money for Masters' Select Value for the twelve months ended December 31, 2004 tells us nothing about how successful the holding will ultimately become. The fund will hold some stocks for significantly longer periods of time and the success of these holdings won't be known until they are ultimately sold. In that respect, while it is interesting to know how specific stocks performed during the period, this information is of limited value in assessing the ultimate success of these stock holdings. All of the fund's ten largest winners and six of the ten largest losers remained in the portfolio at year-end.

Portfolio mix: The Masters' Select Value portfolio continues to look quite different than its benchmark, the Russell 3000 Value index. This is not surprising given the managers' bottom-up stock picking approach and insensitivity to tracking the benchmark. As of December 31, 2004, the fund had a large overweighting to the consumer discretionary sector (33.0% of assets versus 11.0% for the index) and sizable underweights to the energy (0.4% versus 11.1%), finance (23.7% versus 32.8%) and telecommunications and utilities (3.7% versus 11.1%) sectors.

The fund's foreign stock exposure declined during the year but remained rather high compared to historical levels at 14.2%. David Winters, and to a lesser extent, Mason Hawkins, account for all of this foreign exposure. The fund's exposure to distressed notes and bonds, which had dropped to zero at mid-year, inched back up to 1.2% by year-end as Winters initiated a new position. The fund's exposure to mid-cap U.S. stocks dropped to 25%, and small cap stocks comprised less than 1% of assets.


30  The Masters' Select Funds Trust

The fund's cash position rose throughout the year and ended at an all-time high of 17.7% of assets driven primarily by Mason Hawkins and David Winters, who each held more than 20% of their assets in cash. Bill Miller had only 1% in cash. Hawkins and Winters require that they only invest in companies selling at a significant discount to their assessment of the underlying intrinsic value of the business. Recently, they have had difficulty finding compelling opportunities. While the cash holdings have held back performance recently, if the stock market undergoes a correction the fund's performance is likely to be helped and the managers who are holding cash will have an opportunity to acquire stocks at lower prices. Litman/Gregory's philosophy with respect to cash is that we prefer the Masters' Select sub-advisors to stay close to fully invested and believe that most of the time they should be able to find at least eight stocks that they are enthusiastic about. (Eight is the minimum number of stocks each sub-advisor must hold.) However, if they can't, they have the discretion to hold some cash. It is also our philosophy not to second-guess our sub-advisors. We have great confidence in them and while we want to understand the reasoning behind what they do, we don't question it unless it is inconsistent with their articulated stock picking process and approach. It seems likely that in the short-term the fund's cash level will fall below its current level, but remain at a higher level than we expect over the longer run.

Please see page 40 for a breakout of the fund's sector and market-cap exposure.

Miscellaneous
--------------------------------------------------------------------------------

Taxes: Masters' Select Value did not make a taxable distribution in 2004. Having now used up the fund's tax loss carryover it is more likely that the fund may make a taxable distribution in 2005. We will continue to work with the fund's sub-advisors to manage the fund in a tax aware manner. This will include encouraging the sub-advisors to take short-term losses when there is an alternative investment that is equally attractive and also using other tax-management techniques. However, the managers will not sacrifice pre-tax performance in pursuit of after-tax performance since the fund has tax-exempt investors as well as taxable investors.

Expenses: Expenses continued to decline as assets have grown, dropping from 1.28% per share in 2003 to 1.23% in 2004. As of the beginning of 2005 expenses were accruing at 1.21%.

In Closing
--------------------------------------------------------------------------------

Looking forward, we continue to view the global stock markets as being mostly in a fair-value range. No one area appears clearly attractive or unattractive, though foreign stocks, at the margin, seem to offer somewhat better value. Our top-down-based analysis seems consistent with what we are hearing from the Masters' Select sub-advisors. Generally speaking, our deeper-value managers are not enthusiastic about the opportunities they are finding while other stock pickers seem to be satisfied. This view is perhaps reflected in the types of companies held in the Masters' Select Value portfolio. For some time now, several of the fund's sub-advisors have found some opportunities in stocks of high quality companies that are selling at attractive prices. Thus, the fund, at the margin, looks a bit growthier than is typically the case. In general we are also hearing somewhat more enthusiasm from stock pickers that search in foreign markets and this explains the fund's 14% exposure to foreign stocks. There continue to be significant big-picture concerns, the most troubling of which are the sizable U.S. trade deficit, overall debt levels (household and public sector) and terrorism-related risk and associated security costs. But we must point out that big-picture risks are always present. Are they more serious now than at other times? Perhaps, though over the years we've faced a wide range of political, economic and geopolitical crises. And while there are always things to worry about there are also positives to remember. One that has not received much attention is the low tax rate on capital gains and dividends. Because taxes on stock returns are lower than in the past, this suggests that stock valuations should be higher since investors get to keep more of the return. Our own view, which may differ from some of the Masters' Select sub-advisors, is that from here, long-term returns are likely to fall within the mid to high single-digit range. If some of the worries turn into crises, returns could be lower for a period of time. And in any given year returns could be much higher or lower.

We continue to urge each Masters' Select shareholder to carefully weigh their ability to take on stock-market risk and their need for returns based on their time horizon and financial objectives when considering how much stock market exposure is appropriate. Whatever that amount is, we continue to be confident that Masters' Select Value is in a strong position to continue to deliver strong long-term returns compared to its benchmarks. Past performance isn't by itself predictive, but our confidence also stems from the quality of the Masters' Select stock pickers along with the focused Masters' Select mandate, which we believe underlies their success to date.

We thank you for your confidence and continue to invest along side you while staying focused on the goal of extending the success of Masters' Select into the future.

Please see page 41 for specific stock commentaries written by the Masters' Select Value managers.

Neither the information contained herein nor any opinion expressed shall be construed to constitute an offer to sell or a solicitation to buy any security or any other funds mentioned herein. The views herein are those of Litman/Gregory Fund Advisors, LLC at the time the material is written and may not be reflective of current conditions.


                                                                Fund Summary  31

Masters' Select Value Fund Leaders and Laggards (Unaudited)
--------------------------------------------------------------------------------

                   For the Six Months Ended December 31, 2004

                            By Percentage Gain / Loss

                                              Six Month Dollar       Six Month
Security                                     Contribution/(Loss)      % Change
--------------------------------------------------------------------------------
Remgro Ltd.                                    $   1,552,222           40.4%
Leucadia National Corp.                              924,893           39.8%
NRG Energy, Inc.                                   1,229,813           35.0%
Moodys Corp.                                         875,389           33.7%
KT&G Corp. 144a GDR                                1,667,295           29.5%
Toys R Us, Inc.                                      867,140           28.5%
White Mountains Insurance Group Ltd.                 734,400           26.7%
NTL, Inc.                                            915,612           26.3%
Imperial Tobacco Group                               970,026           26.3%
YUM! Brands, Inc.                                    980,742           25.9%
                                               -------------
                                               $  10,717,532
                                               =============

Chiron Corp.                                   $  (1,260,315)         (31.5%)
Aon Corp.                                           (783,700)         (16.2%)
General Motors Corp.                                (655,103)         (14.1%)
Gap, Inc. (The)                                     (444,578)          (8.7%)
Knight Ridder, Inc.                                 (224,295)          (5.6%)
Level 3 Communications, Inc.                        (224,000)          (4.5%)
First Data Corp.                                    (192,037)          (3.5%)
Samsung Electronics Co. Ltd.                         (74,813)          (2.8%)
Waste Management, Inc.                              (132,770)          (2.3%)
Washington Post Co.                                  (66,158)          (1.9%)
                                               -------------
                                               $  (4,057,769)
                                               =============

                             By Dollar Gain / Loss

                                              Six Month Dollar       Six Month
Security                                     Contribution/(Loss)      % Change
--------------------------------------------------------------------------------
Home Depot, Inc. (The)                         $   2,143,430           20.3%
KT&G Corp. 144a GDR                                1,667,295           29.5%
Capital One Financial Corp.                        1,583,000           23.2%
Remgro Ltd.                                        1,552,222           40.4%
NRG Energy, Inc.                                   1,229,813           35.0%
Providian Financial Corp.                          1,073,733           11.3%
Eastman Kodak Co.                                  1,054,000           19.5%
Limited Brands                                       986,712           19.5%
YUM! Brands, Inc.                                    980,742           25.9%
Imperial Tobacco Group                               970,026           26.3%
                                               -------------
                                               $  13,240,973
                                               -------------

Chiron Corp.                                   $  (1,260,315)         (31.5%)
Aon Corp.                                           (783,700)         (16.2%)
General Motors Corp.                                (655,103)         (14.1%)
Gap, Inc. (The)                                     (444,578)          (8.7%)
Knight Ridder, Inc.                                 (224,295)          (5.6%)
Level 3 Communications, Inc.                        (224,000)          (4.5%)
First Data Corp.                                    (192,037)          (3.5%)
Waste Management, Inc.                              (132,770)          (2.3%)
Samsung Electronics Co. Ltd.                         (74,813)          (2.8%)
Washington Post Co.                                  (66,158)          (1.9%)
                                               -------------
                                               $  (4,057,769)
                                               =============

--------------------------------------------------------------------------------
                      For the Year Ended December 31, 2004

                           By Percentage Gain / Loss

                                             Twelve Month Dollar    Twelve Month
Security                                     Contribution/(Loss)      % Change
--------------------------------------------------------------------------------
Toys R Us, Inc.                                $   1,495,530           61.9%
NRG Energy, Inc.                                   1,731,036           57.5%
Leucadia National Corp.                            1,093,225           50.7%
Remgro Ltd.                                        1,783,154           49.4%
FedEx Corp.                                        1,363,560           45.9%
KT&G Corp. 144a GDR                                2,261,320           44.7%
White Mountains Insurance Group Ltd.               1,004,670           40.5%
Providian Financial Corp.                          3,070,355           39.1%
Imperial Tobacco Group                             1,235,863           36.1%
Capital One Financial Corp.                        2,410,832           35.8%
                                               -------------
                                               $  17,449,545
                                               =============

Chiron Corp.                                   $  (1,681,511)         (38.0%)
Level 3 Communications, Inc.                      (1,727,173)         (26.7%)
General Motors Corp.                                (651,098)         (14.0%)
Knight Ridder, Inc.                                 (446,173)         (10.6%)
Kroger Co. (The)                                    (202,383)          (7.1%)
Fairfax Financial Holdings Ltd.                     (137,225)          (3.9%)
Clear Channel Communications, Inc.                   (31,266)          (1.8%)
Pacific Gas & Electric Co.                           (46,750)          (1.7%)
Mony Group, Inc.                                     (32,335)          (0.9%)
Hudson City Bancorp, Inc.                            (23,229)          (0.8%)
                                               -------------
                                               $  (4,979,143)
                                               =============

                             By Dollar Gain / Loss

                                             Twelve Month Dollar    Twelve Month
Security                                     Contribution/(Loss)      % Change
--------------------------------------------------------------------------------
Providian Financial Corp.                      $   3,070,355           39.1%
Tyco International Ltd.                            2,674,073           28.0%
Capital One Financial Corp.                        2,410,832           35.8%
KT&G Corp. 144a GDR                                2,261,320           44.7%
Home Depot, Inc. (The)                             2,059,728           19.4%
Remgro Ltd.                                        1,783,154           49.4%
NRG Energy, Inc.                                   1,731,036           57.5%
Toys R Us, Inc.                                    1,495,530           61.9%
FedEx Corp.                                        1,363,560           45.9%
Eastman Kodak Co.                                  1,316,848           25.7%
                                               -------------
                                               $  20,166,436
                                               =============

Level 3 Communications, Inc.                   $  (1,727,173)         (26.7%)
Chiron Corp.                                      (1,681,511)         (38.0%)
General Motors Corp.                                (651,098)         (14.0%)
Knight Ridder, Inc.                                 (446,173)         (10.6%)
Kroger Co. (The)                                    (202,383)          (7.1%)
Fairfax Financial Holdings Ltd.                     (137,225)          (3.9%)
Pacific Gas & Electric Co.                           (46,750)          (1.7%)
Mony Group, Inc.                                     (32,335)          (0.9%)
Clear Channel Communications, Inc.                   (31,266)          (1.8%)
Hudson City Bancorp, Inc.                            (23,229)          (0.8%)
                                               -------------
                                               $  (4,979,143)
                                               =============

Please refer to the fund's schedule of investments in this report for complete holdings information. Fund holdings are sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.


32  The Masters' Select Funds Trust

Masters' Select Value Fund Managers
--------------------------------------------------------------------------------

                                             MARKET
                               TARGET        CAPITALIZATION
INVESTMENT                     ASSET         OF COMPANIES     STOCK-PICKING
MANAGER       FIRM             ALLOCATION    IN PORTFOLIO     STYLE
--------------------------------------------------------------------------------
Mason         Southeastern       25%         All sizes        Value
Hawkins       Asset
              Management,
              Inc.
--------------------------------------------------------------------------------
Bill Miller   Legg Mason         25%         All sizes but    Eclectic, may
              Funds                          mostly           invest in
              Management,                    large and        traditional
              Inc.                           mid-sized        value stocks
                                             companies        or growth stocks
--------------------------------------------------------------------------------
Bill Nygren   Harris             25%         Mostly large     Value
              Associates L.P.                and
                                             mid-sized
                                             companies
--------------------------------------------------------------------------------
David         Franklin Mutual    25%         All sizes        Value
Winters       Advisers, LLC
--------------------------------------------------------------------------------

Portfolio Composition
--------------------------------------------------------------------------------

The fund holds 51 securities, exclusive of cash equivalents.

By Asset Class

[PIE CHART OMITTED]

Large-Cap Domestic          41.0%
Mid-Cap Domestic            25.1%
Foreign Equities            14.2%
Cash Equivalents & Other    17.7%
Notes and Bonds              1.2%
Small-Cap Domestic           0.8%

Market Capitalization:
   Small-Cap Domestic < $1.6 billion
   Mid-Cap Domestic $1.6 - $12.3 billion
   Large-Cap Domestic > $12.3 billion

By Sector

                                                       Sector Weights
                                                 ------------------------
                                                             Russell 3000
                                                  Fund        Value Index
                                                  ----        -----------
Consumer Discretionary & Services(1)             33.0%           11.0%
Finance                                          23.7%           32.8%
Industrial Services and Durables                  8.6%           12.6%
Consumer Staples                                  5.1%            6.1%
Telecommunications                                3.7%            4.9%
Materials                                         3.3%            5.4%
Technology                                        1.7%            6.1%
Healthcare, Pharmaceuticals & Biotechnology       1.6%            3.8%
Energy                                            0.4%           11.1%
Utilities                                          --             6.2%
Bonds & Notes                                     1.2%             --
Cash Equivalents & Other                         17.7%             --
                                                 -----          -----
Net Assets                                       100.0%         100.0%
                                                 =====          =====

(1) Includes Automobiles.


                                                                Fund Summary  33

Masters' Select Value Fund Stock Highlights
--------------------------------------------------------------------------------

Amazon.Com, Inc. - Bill Miller
--------------------------------------------------------------------------------

Amazon's primary business is helping its customers "find and discover" products and services using the Internet. In 1996, Amazon began selling books online, principally for U.S. customers. Since then, Amazon has expanded its product line to include music, videos, toys, electronics, hardware and other goods. Amazon also expanded geographically and now has sites in the U.S., U.K., Germany, Japan, France and Canada.

Amazon continues to push the boundaries of its business model, looking to surprise customers and avoid the narrow categorization that left it simply a bookseller in the perceptions of the mass market for many years. Amazon focuses on delivering its product to customers in the most efficient manner possible, aiming to offer the lowest prices by being the lowest cost provider. Amazon relentlessly manages working capital, driving to minimize fixed investment and maximize both return on capital and free cash flow generation.

In 1998, the company was in front of a wave of growth that almost swamped it from a process standpoint in 2000. Since then, Amazon has focused intently on driving efficiencies throughout the business and continues to evolve in a way that supports or enhances its goal of triple-digit returns on capital. While gross margins are essentially flat since 2000, operating margins have risen over 30%. More remarkably, Amazon has achieved this margin expansion while growing sales at a 26% annual rate - all while the economy experienced a synchronized, global recession. We believe that Amazon has a significant opportunity to drive revenue growth of approximately 15% over the next ten years, while it continues to manage costs to meet its long-term goal of double-digit operating margins.

Amazon's shares were pressured twice in 2004 by concerns over slowing growth. First, the company reported second quarter results that failed to match investors' elevated expectations. In our opinion, the investment community's negative reaction partly reflected confusion between seasonal patterns and secular trends. Then, investors were discouraged by Amazon's underwhelming sales outlook for 2005, which we believe reflected management's cautiousness rather than any deterioration in fundamentals. Amazon subsequently announced its strongest holiday season ever, sparking a dramatic rally post-Christmas. Looking beyond the short-term ebbs and flows, we continue to see strong secular growth prospects for Amazon.

We believe that Amazon has a central tendency of value of $55 per share. Valuation based on Internet peers averages around $90, while valuation based on terrestrial retailers comes closer to $25; a blended average of those two extremes is about $55. Our competitive strategy work also supports this value, reflecting our view that although Amazon does not have the power of the eBay model, it is not as inherently forced to spend capital as terrestrial retailers. We believe Amazon's current stock price in the low $40s assumes that its business decelerates significantly, margins come under sustained pressure, and that capital intensity climbs materially - assumptions that we view as overly conservative.

Limited Brands - Bill Nygren
--------------------------------------------------------------------------------

Limited Brands (LTD) is a specialty retailer with well-known brands including Victoria's Secret, Bath & Body Works, Express, and its namesake, Limited. While Victoria's Secret and Bath & Body Works have become highly profitable category dominant chains, the other brands have struggled. Victoria's Secret and Bath & Body Works now account for two-thirds of LTD's sales and about 90% of operating income. Four years ago LTD stock reached a high of $28, but the stock suffered, as investors seemed focused on the struggling turnaround efforts in their lesser chains.

The company generates large sums of excess cash and has a cash rich balance sheet. We believe Victoria's Secret and Bath & Body Works are above-average franchises and are well insulated from Wal-Mart competition. These brands should continue growing at above-average rates, as demographics of their key target markets look favorable over the next decade. Management has also taken steps to improve Express: repositioning the Express brand, refinements to the clothing collection, a focus on higher quality clothing, and increased operational efficiency. Management seems pleased with customers' response to these changes. Success in the turnaround of Express is certainly possible, but our outlook on this is conservative. In fact we believe that if the market priced Victoria's Secret and Bath & Body Works at multiples consistent with other high-quality specialty retailers, and valued Express and Limited at zero, Limited Brands stock price would increase. We further believe that if the turnaround efforts fail at Express or Limited, the result of closing those chains would be the conversion of inventory and real estate assets into cash. And with a management whose primary use of cash has been share repurchase--they repurchased well over 20% of their shares in 2004--more cash is a wonderful downside outcome! Selling at 14 times estimated 2005 earnings, we believe LTD is a high-quality company being priced as a below-average business.

KT&G Corp. - David Winters
--------------------------------------------------------------------------------

KT&G Corporation is the old Korea Tobacco and Ginseng Company which today is the dominant producer of cigarettes in South Korea where the litigation environment is minimal compared to the United States. The company trades at a low multiple of earnings, pays a good dividend, buys back stock and is focused on shareholder value. KT&G has net cash on the balance sheet and meaningful free cash flow. Moreover, there are substantial real estate assets which are being monetized over time. Importantly, we do not believe KT&G will diversify into lower margin businesses or make acquisitions that dilute the superior economics of the existing business. Management appears to be properly incented to run the company well and drive returns. They continue to improve their marketing and develop relevant brands to effectively compete with the foreign companies that have set up in South Korea over the last few years. Proof of effectiveness is that KT&G's market share has been stable since competition arrived. We are optimistic that share buybacks will accelerate which is very accretive to remaining shareholders. Management has articulated their plans which we believe are in all shareholders interests.


In keeping with Southeastern Asset Management's disclosure policies, Mason Hawkins has not contributed commentary on his holdings for this report.

Neither the information contained herein nor any opinion expressed shall be construed to constitute an offer to sell or a solicitation to buy any securities mentioned herein. The views herein are those of the portfolio managers at the time the commentaries are written and may not be reflective of current conditions.


34  The Masters' Select Funds Trust

Masters' Select Value Fund
SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2004

  Shares                                                                Value
================================================================================
COMMON STOCKS: 81.1%

Consumer Discretionary: 33.0%
    125,000  Amazon.Com, Inc.*                                    $  5,536,250
     51,400  Clear Channel Communications, Inc.                      1,721,386
    153,000  Comcast Corp. - Special Class A*                        5,024,520
    190,000  Disney (Walt) Co.                                       5,282,000
    200,000  Eastman Kodak Co.                                       6,450,000
    220,000  Gap, Inc. (The)                                         4,646,400
    100,000  General Motors Corp.                                    4,006,000
    297,000  Home Depot, Inc. (The)                                 12,693,780
    375,000  IAC/InterActiveCorp*                                   10,357,500
     56,000  Knight Ridder, Inc.                                     3,748,640
    228,000  Koninklijk (Royal) Philips
               Electronics NV                                        6,042,000
    320,000  Liberty Media Corp.*                                    3,513,600
    202,320  Limited Brands                                          4,657,407
    205,000  Mattel, Inc.                                            3,995,450
     54,389  NTL, Inc.*                                              3,968,222
    290,000  Time Warner, Inc.*                                      5,637,600
    191,000  Toys R Us, Inc.*                                        3,909,770
    160,000  Vivendi Universal SA*                                   5,131,200
    101,000  YUM! Brands, Inc.                                       4,765,180
                                                                  ------------
                                                                   101,086,905
                                                                  ------------
Consumer Staples: 5.1%
    170,589  Imperial Tobacco Group Plc                              4,663,759
    497,700  KT&G Corp. 144A GDR                                     7,316,190
    111,400  Orkla ASA - Class A                                     3,644,473
                                                                  ------------
                                                                    15,624,422
                                                                  ------------
Energy: 0.4%
     35,901  NRG Energy, Inc.*                                       1,294,231
                                                                  ------------
Finance: 23.7%
    170,000  Aon Corp.                                               4,056,200
      2,564  Berkshire Hathaway, Inc. - Class B*                     7,527,904
    100,000  Capital One Financial Corp.                             8,421,000
     20,000  Fairfax Financial Holdings Ltd.                         3,361,982
     80,987  Hudson City Bancorp, Inc.                               2,981,941
    150,000  JPMorgan Chase & Co.                                    5,851,500
     49,220  Leucadia National Corp.^ ++                             3,248,815
     40,000  Moody's Corp.                                           3,474,000
    600,000  Providian Financial Corp.*                              9,882,000
    322,958  Remgro Ltd.                                             5,393,684
    300,000  UnumProvident Corp.                                     5,382,000
    229,000  Washington Mutual, Inc.                                 9,682,120
      5,400  White Mountains Insurance Group Ltd.                    3,488,400
                                                                  ------------
                                                                    72,751,546
                                                                  ------------
Healthcare, Pharmaceuticals & Biotechnology: 1.6%
    217,000  IMS Health, Inc.                                        5,036,570
                                                                  ------------
Industrials: 8.6%
     58,000  Dun & Bradstreet Corp.*                                 3,459,700
     44,000  FedEx Corp.                                             4,333,560
    120,000  Republic Services, Inc.                                 4,024,800
    250,000  Tyco International Ltd.                                 8,935,000
    187,000  Waste Management, Inc.                                  5,598,780
                                                                  ------------
                                                                    26,351,840
                                                                  ------------

Shares/
Principal
Amount                                                                Value
================================================================================
Materials: 3.3%
    169,802  Anglo American Plc                                   $  4,007,879
     75,194  Newmont Mining Corp.                                    3,339,366
             Potlatch Corp.                                          2,706,030
                                                                  ------------
                                                                    10,053,275
                                                                  ------------
Technology: 1.7%
  3,650,000  Comdisco, Inc. Contingent Equity
               Distribution*+                                            5,475
    124,000  First Data Corp.                                        5,274,960
                                                                  ------------
                                                                     5,280,435
                                                                  ------------
Telecommunications: 3.7%
  1,400,000  Level 3 Communications, Inc.*                           4,746,000
     84,000  Telephone & Data Systems, Inc.                          6,463,800
                                                                  ------------
                                                                    11,209,800
                                                                  ------------
TOTAL COMMON STOCKS
   (cost $187,689,518)                                             248,689,024
                                                                  ------------
PREFERRED STOCK: 0.0%

Telecommunications: 0.0%
        54 PTV, Inc.                                                       232
                                                                  ------------
TOTAL PREFERRED STOCK
 (cost $0)                                                                 232
                                                                  ------------
BONDS AND NOTES: 1.2%

Finance: 1.2%
 $5,032,400  Armstrong Holdings Bank, 1.000%, 06/24/05               3,573,004
                                                                  ------------
TOTAL BONDS AND NOTES
   (cost $3,173,780)                                                 3,573,004
                                                                  ------------
SHORT-TERM INVESTMENT: 17.2%

Repurchase Agreement: 17.2%
 52,693,000  State Street Bank & Trust Co., 1.050%, 12/31/04,
    due 01/03/05 [collateral: $41,570,000,  U.S. Treasury
    Notes, 7.125%, due 02/15/23, value $53,761,756]
   (proceeds $52,697,611)                                           52,693,000
                                                                  ------------
TOTAL SHORT-TERM INVESTMENT
   (cost $52,693,000)                                               52,693,000
                                                                  ------------
TOTAL INVESTMENTS IN SECURITIES
   (cost $243,556,298): 99.5%                                      304,955,260

Other Assets less Liabilities: 0.5%                                  1,586,571
                                                                  ------------
NET ASSETS: 100.0%                                                $306,541,831
                                                                  ============

*     Non-income producing security.

^     Board valued illiquid security.

++ Security is restricted. On December 31, 2004, this security had cost of $1,735,005 and was valued at $3,248,815 or 1.06% of net assets. The security was acquired on December 20, 2002. See Note 2.C.

+     Illiquid security.


See accompanying Notes to Financial Statements.


                                                     Schedule of Investments  35

Masters' Select Smaller Companies Fund Review
--------------------------------------------------------------------------------

Small stocks surged to the finish line in 2004 with a 14% return in the fourth quarter, ending the year up 18.3%. Masters' Select Smaller Companies Fund, after an exceptionally strong first part of the year, lagged as the year drew to a close, but its 21% return still easily outpaced its benchmarks for the full year. The fund's lagging performance during the fourth quarter rally was partially a function of a rather large cash position.

Comparison Chart
--------------------------------------------------------------------------------

The value of a hypothetical investment of $10,000 in the Masters' Select Smaller Companies Fund from its inception (06/30/03) to present compared with the Russell 2000 Index and the Lipper Small Cap Core Fund Index.

[BAR CHART OMITTED]

                       Masters'             Russell               Lipper
                        Select               2000               Small-Cap
                       Smaller               Index                 Core
                      Companies                                   Index
                         Fund
30-Jun-03              $10,000             $10,000               $10,000
31-Jul-03              $10,320             $10,626               $10,513
31-Aug-03              $10,830             $11,113               $10,968
30-Sep-03              $10,800             $10,907               $10,730
31-Oct-03              $11,420             $11,823               $11,574
30-Nov-03              $11,720             $12,243               $11,990
31-Dec-03              $11,917             $12,492               $12,324
31-Jan-04              $12,534             $13,034               $12,714
29-Feb-04              $12,685             $13,151               $12,935
31-Mar-04              $12,897             $13,273               $13,075
30-Apr-04              $12,806             $12,596               $12,625
31-May-04              $13,049             $12,797               $12,735
30-Jun-04              $13,484             $13,335               $13,279
31-Jul-04              $12,867             $12,438               $12,579
31-Aug-04              $12,594             $12,374               $12,470
30-Sep-04              $13,474             $12,955               $13,090
31-Oct-04              $13,403             $13,210               $13,304
30-Nov-04              $14,232             $14,355               $14,355
31-Dec-04              $14,421             $14,780               $14,588

The hypothetical $10,000 investment at fund inception includes changes in share price and reinvestment of dividends and capital gains. Indices are unmanaged, do not incur fees, expenses or taxes and cannot be invested in directly.

Investment Performance As of December 31, 2004
--------------------------------------------------------------------------------

                                                   Average Annual Total Returns
                                                --------------------------------
                                                                  Since
                                                One-Year        Inception
                                                 (2004)          (06/30/03)
--------------------------------------------------------------------------------
Masters' Select Smaller Companies Fund           21.01%            27.56%
--------------------------------------------------------------------------------
Russell 2000 Index                               18.32%            29.75%
--------------------------------------------------------------------------------
Lipper Small-Cap Core Fund Index                 18.37%            28.63%
--------------------------------------------------------------------------------

Performance quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the funds may be lower or higher than the performance quoted. To obtain the performance of the funds as of the most recently completed calendar month, please visit our website at www.mastersfunds.com or call 1-800-960-0188.

Short-term performance is not a good indicator of a fund's future performance, and an investment should not be made based solely on returns.

The fund invests in the securities of small companies. Small-company investing subjects investors to additional risks, including security price volatility and less liquidity than investing in larger companies.

Indices are unmanaged, do not incur fees, expenses or taxes, and cannot be invested in directly.

See page 62 for index definitions.
--------------------------------------------------------------------------------

Performance Analysis and Commentary
--------------------------------------------------------------------------------

The entire Masters' Select team continues to focus its effort on extending the Masters' Select fund family's strong long-term performance advantage over its benchmarks. Shorter-term performance, while desirable, is not a primary objective and we expect that there will be occasional periods of a year or longer during which performance will be sub-par. We generally think of three years as a bare minimum time period over which to judge a fund's performance. Five years is better still, because over three years one bad year can have a significant impact.

At just 18 months since inception, Masters' Select Smaller Companies Fund is not yet old enough to have a long-term record. So far the absolute returns have been very strong with an annualized return since inception, as shown in the prior table, of 27.56%. However, this return trails the Russell 2000 Index and the Lipper Small Cap Core Index benchmarks, due to cash drag. The most significant cash drag occurred in the fund's first several months after the fund was launched, when a surging small-cap market led some of our sub-advisors to put the initial influx of cash to work gradually. The fund has slightly outperformed its benchmarks since the beginning of its second month.

Nevertheless, the impact of the cash drag has continued as Bob Rodriguez, Dick Weiss and John Rogers, three of the fund's sub-advisors, all held over 10% of their sub-portfolios in cash for much of the life of the fund. More recently all three held over 15% of their portfolios' in cash and the fund's overall cash level was at 16% as of December 31. Though some of this cash is transitional (cash held after a sell and before a buy) the high level reflects a general lack of enthusiasm over the stock-picking opportunities the more valuation sensitive stock pickers are seeing. In the strong stock market of the past 18 months, this cash has continued to hold back performance. We estimate that it cost the fund over 2.5 percentage points in return in 2004. However, it is worth noting that the performance of the stocks picked for the fund (absent the cash) has been quite good, having materially outperformed the Russell 2000 index. And, if there is a meaningful correction in small-cap stocks, these managers' "dry powder" will allow them to take advantage of lower prices. It is important to note that the holding of cash does not suggest that any of these three stock pickers is attempting to time the market.

Given this fund's cash stake, it's worth repeating what we wrote in the semiannual report regarding Litman/Gregory's philosophy with respect to cash. We prefer the Masters' Select sub-advisors to stay close to fully invested and believe that most of the time they should be able to find at least 8 stocks that they are enthusiastic about. (Eight is the minimum number of stocks each sub-advisor must hold.) However, if they can't, they have the discretion to hold some cash. It is also our philosophy not to second guess our sub-advisors. We have great confidence in them and while we want to understand the reasoning behind what they do, we don't question it unless it is inconsistent with their articulated stock-picking process and approach.


36  The Masters' Select Funds Trust

Besides holding cash, a number of other factors contributed to the fund's performance during 2004. The highlights follow.

Performance of managers: In 2004, three out of the fund's five managers beat their respective benchmark. Relative performance was particularly strong for the growth managers. All five managers generated strong absolute returns, ranging from a low of 16.6% to a high of 26.0%, after taking into account all fees.

Sector and stock-picking impact: As with the other Masters' Select funds, stock picking was the primary performance driver for the Masters' Select Smaller Companies Fund during 2004. The fund's stocks strongly out-returned the benchmark's stocks in the consumer discretionary, health care, industrials and consumer staples sectors. Stock selection was poor on the year in the information technology sector, hurt by names such as Autobytel and Transaction Technologies. The fund's large overweighting to the top-performing energy sector was a positive from a sector-attribution perspective, while the underweighting to materials companies slightly detracted from relative returns. It is important to remember that (as with all the Masters' funds) the fund's sector weightings are primarily a derivative of each manager's bottom-up stock picking rather than the result of top-down sector calls.

Leaders and laggards: Each of the fund's stock pickers placed at least one stock on the list of the top ten dollar gainers for the year. And even in a year like 2004, when returns are strong, there are always some stocks that lose money in the portfolio. Only Bob Rodriguez managed to avoid owning a single stock on the biggest dollar losers list. The aggregate gain from the ten biggest dollar winners was more than double the aggregate loss from the ten largest losers. Most of the year's losers are no longer in the portfolio, which is somewhat unusual compared to the other Masters' funds. The reason is that both of the fund's growth managers, Bill D'Alonzo and David Anthony, are typically quick to jettison their losers and they have a higher turnover investment approach in general than most of the other Masters' managers. Interestingly, Anthony had more stock picks on both the top-gainers and top-losers list than any other manager. See the table on page 44 for the portfolio leaders and laggards over the past six and 12 months. The table includes dollar gains and losses as well as percentage gains and losses.

Portfolio mix: The portfolio is well diversified with all the managers except Rodriguez holding the maximum 15 stocks each. In terms of sectors, relative to the Russell 2000 Index the fund is overweighted to energy (12.1% of the fund's assets versus 5.4% for the index) and consumer discretionary stocks (20.1% versus 14.8%). Its largest underweights are to financials (9.7% versus 22.2%), health care (7.4% versus 12.6%) and materials (2.5% versus 6.0%). The fund's allocation to micro-cap stocks (below $500 million market cap) has declined to roughly 14% of the portfolio, from 22% at the end of last year. The mid-cap exposure is up slightly to 2.6%. The fund's asset-weighted median market cap has risen slightly to $1.23 billion. Please see the table on page 40 for the fund's sector weights and market-cap exposure.

Over time, we expect the fund's portfolio mix will vary. The fund's stock pickers have considerable leeway to pursue their most compelling ideas regardless of sector. In addition, though this is primarily a small-cap fund, each stock picker has some freedom to buy mid-cap stocks if they find significantly better opportunities there. Subsequently, the fund may have more mid-cap exposure than it does now, though we don't anticipate this exposure to be significant enough ever to dominate the portfolio.

While Masters' Select Smaller Companies Fund does not yet have a long-term record, as detailed elsewhere in this report, each of the more seasoned Masters' Select funds has met Litman/Gregory Fund Advisors' long-term performance objective with consistency and by a clear margin. Of course, this past performance cannot be considered to have predictive value with respect to the Smaller Companies' future performance. On the other hand, we do not believe that this past performance is irrelevant with respect to the Masters' Select concept.

Miscellaneous
--------------------------------------------------------------------------------

Taxes: Masters' Select Smaller Companies made a taxable distribution equal to about 3% of its assets. Over half of this distribution was characterized as short-term capital gain. In the future we believe it is likely that a larger percentage of any taxable distribution will be characterized as long-term capital gain. Over the last year many of the gains triggered were short-term in nature since the fund was less than a year old and many stocks had become fully valued after experiencing significant price appreciation. We will continue to work with the fund's sub-advisors to manage the fund in a tax-aware manner. This will include taking short-term losses when there is an alternative investment that is equally attractive and using other tax-management techniques. However, the managers will not sacrifice pre-tax performance in pursuit of after-tax performance since the fund has tax-exempt, as well as taxable, investors.

Expenses: Expenses declined significantly in 2004 to 1.40% of assets from 1.65% in 2003. Moreover, thanks to continued strong asset growth, expenses have continued to decline and are currently accruing at 1.30%.

Accolades: There were two mentions worth noting in 2004. From Kiplingers.com there was an article about Masters' Select Smaller Companies titled "Value
Added: A Dream Team for Small Caps." And Morningstar.com wrote that Masters' Select Smaller Companies "is one of the most appealing recent entrants in the small-cap universe."

In Closing
--------------------------------------------------------------------------------

Looking forward, we continue to view the global stock markets as mostly in a fair-value range. No one area appears clearly attractive or unattractive though foreign stocks, at the margin, seem to offer somewhat better value. Stocks of smaller companies, based on our analysis, are also in a fair-value range. As noted above, this conclusion differs from some of the more value-oriented small-cap


                                                                Fund Summary  37
stock pickers we talk to. As is true in the larger-cap arena, deeper-value managers are generally not enthusiastic about the opportunities they are finding while other stock pickers seem to be satisfied. There continue to be significant big-picture concerns, the most troubling of which are the sizable U.S. trade deficit, overall debt levels (household and public sector) and terrorism risk and related costs. But we must point out that big-picture risks are always present. Are they more serious now than at other times? Perhaps, though over the years investors have faced a wide range of political, economic and geopolitical crises. And while there are always things to worry about there are also positives to remember. One that has not received much attention is the low tax rate on capital gains and dividends. Because taxes on stock returns are lower than in the past, this suggests that stock valuations should be higher since investors get to keep more of the return. Our own view, which is distinct to Litman/Gregory and may differ from some of the Masters' Select sub-advisors, is that from here, long-term returns are likely to fall within the mid to high single-digit range. If some of the worries turn into crises, returns could be lower for a period of time. And in any given year returns can be much higher or lower.

We continue to urge each Masters' Select shareholder to carefully weigh their ability to take on stock-market risk and their need for returns based on their time horizon and financial objectives when considering how much stock-market exposure is appropriate and what portion of that exposure should be invested in small-caps. Whatever that amount is, we continue to be confident that Masters' Select Smaller Companies is well positioned to continue to deliver strong long-term returns compared to its benchmarks. Though past performance isn't by itself predictive, the quality of the Masters' Select stock pickers coupled with the focused Masters' Select mandate and the success achieved by all the Masters' Select funds underlie our confidence.

We thank you for your confidence and will continue to invest along side you while staying focused on the goal of extending the success of Masters' Select far into the future.

Please see page 41 for specific stock commentaries written by the Masters' Select Smaller Companies managers.

Neither the information contained herein nor any opinion expressed shall be construed to constitute an offer to sell or a solicitation to buy any security or any other funds mentioned herein. The views herein are those of Litman/Gregory Fund Advisors, LLC at the time the material is written and may not be reflective of current conditions.


38  The Masters' Select Funds Trust

Masters' Select Smaller Companies Fund Leaders and Laggards (Unaudited)
--------------------------------------------------------------------------------

                   For the Six Months Ended December 31, 2004:

                            By Percentage Gain / Loss

                                              Six Month Dollar       Six Month
Security                                     Contribution/(Loss)      % Change
--------------------------------------------------------------------------------
Cleveland-Cliffs, Inc.                         $     745,153           58.2%
Hansen Natural Corp.                               1,033,069           53.2%
VaxGen, Inc.                                         147,828           41.1%
Bebe Stores, Inc.                                    490,466           32.0%
Witness Systems, Inc.                                356,323           31.0%
Neiman Marcus Group, Inc. (The) - Class A            311,444           28.6%
Markel Corp.                                         471,817           28.1%
Ceradyne, Inc.                                     1,493,879           26.8%
Varco International, Inc.                            419,359           25.4%
Wilshire Bancorp, Inc.                               455,489           22.9%
                                               -------------
                                               $   5,924,827
                                               =============

Transact Technologies, Inc.                    $    (689,193)         (43.9%)
Gevity HR, Inc.                                     (447,787)         (35.0%)
Select Comfort Corp.                                (344,874)         (30.4%)
Salix Pharmaceuticals Ltd.                          (448,244)         (23.2%)
Meridian Resource Corp.                             (322,461)         (21.4%)
Autobytel, Inc.                                     (537,708)         (19.6%)
United Rentals, Inc.                                (207,061)         (18.1%)
Lifecell Corp.                                      (408,589)         (17.3%)
General Binding Corp.                               (253,565)         (15.2%)
Littlefuse, Inc.                                    (324,153)         (15.1%)
                                               -------------
                                               $  (3,983,635)
                                               =============

                              By Dollar Gain / Loss

                                              Six Month Dollar       Six Month
Security                                     Contribution/(Loss)      % Change
--------------------------------------------------------------------------------
Ceradyne, Inc.                                 $   1,493,879            26.8%
Hansen Natural Corp.                               1,033,069            53.2%
Southwestern Energy Co.                              875,327            20.4%
Armor Holdings, Inc.                                 829,521            13.4%
Cleveland-Cliffs, Inc.                               745,153            58.2%
Bebe Stores, Inc.                                    490,466            32.0%
Markel Corp.                                         471,817            28.1%
Wilshire Bancorp, Inc.                               455,489            22.9%
Alladdin Knowledge Systems                           446,057            13.2%
Varco International, Inc.                            419,359            25.4%
                                               -------------
                                               $   7,260,137
                                               =============

Transact Technologies, Inc.                    $    (689,193)          (43.9%)
Autobytel, Inc.                                     (537,708)          (19.6%)
Libbey, Inc.                                        (476,734)          (10.9%)
Salix Pharmaceuticals Ltd.                          (448,244)          (23.2%)
Gevity HR, Inc.                                     (447,787)          (35.0%)
Lifecell Corp.                                      (408,589)          (17.3%)
Gen-Probe, Inc.                                     (368,733)          (12.8%)
Select Comfort Corp.                                (344,874)          (30.4%)
Littlefuse, Inc.                                    (324,153)          (15.1%)
Meridian Resource Corp.                             (322,461)          (21.4%)
                                               -------------
                                               $  (4,368,476)
                                               =============

--------------------------------------------------------------------------------
                      For the Year Ended December 31, 2004:

                            By Percentage Gain / Loss

                                             Twelve Month Dollar    Twelve Month
Security                                     Contribution/(Loss)      % Change
--------------------------------------------------------------------------------
Quicksilver Resources, Inc.                    $     653,358           87.9%
VaxGen, Inc.                                         551,435           60.7%
Charming Shoppes, Inc.                               410,170           58.3%
Cleveland-Cliffs, Inc.                               745,153           58.2%
National-Oilwell, Inc.                               650,379           57.8%
Caesers Entertainment, Inc.                          627,083           56.2%
Hansen Natural Corp.                               1,033,069           53.2%
Genesco, Inc.                                        345,320           52.9%
LCA                                                  373,996           46.3%
Lone Star Technologies, Inc.                         431,837           44.2%
                                               -------------
                                               $   5,821,800
                                               =============

SkillSoft Publications                         $    (354,067)         (40.8%)
Transact Technologies, Inc.                         (564,001)         (39.0%)
Atari, Inc.                                         (209,939)         (29.8%)
Northfield Laboritories, Inc.                       (226,006)         (27.6%)
Digital Insight Group                               (359,079)         (26.8%)
M-systems Flash Disk Pioneers                       (234,129)         (24.9%)
TTM Technologies, Inc.                              (347,072)         (22.2%)
Autobytel, Inc.                                     (611,301)         (21.7%)
United Rentals, Inc.                                (256,232)         (21.5%)
Meridian Resource Corp.                             (322,461)         (21.4%)
                                               -------------
                                               $  (3,484,287)
                                               =============

                              By Dollar Gain / Loss

                                             Twelve Month Dollar    Twelve Month
Security                                     Contribution/(Loss)      % Change
--------------------------------------------------------------------------------
Ceradyne, Inc                                  $   2,122,175           42.8%
Southwestern Energy Co.                            1,099,437           27.1%
Hansen Natural Corp.                               1,033,069           53.2%
Cleveland-Cliffs, Inc.                               745,153           58.2%
Quicksilver Resources, Inc.                          653,358           87.9%
National-Oilwell, Inc.                               650,379           57.8%
Caesers Entertainment, Inc.                          627,083           56.2%
Varco International, Inc.                            586,372           39.5%
VaxGen, Inc.                                         551,435           60.7%
Websense, Inc.                                       528,880           22.3%
                                               -------------
                                               $   8,597,341
                                               =============

Autobytel, Inc.                                $    (611,301)         (21.7%)
Transact Technologies, Inc.                         (564,001)         (39.0%)
Libbey, Inc.                                        (481,534)         (11.0%)
Digital Insight Group                               (359,079)         (26.8%)
SkillSoft Publications                              (354,067)         (40.8%)
TTM Technologies, Inc.                              (347,072)         (22.2%)
Meridian Resource Corp.                             (322,461)         (21.4%)
Martek Biosciences Corp.                            (286,261)          (8.8%)
United Rentals, Inc.                                (256,232)         (21.5%)
Emmis Communications Corp. - Class A                (238,196)         (13.9%)
                                               -------------
                                               $  (3,820,204)
                                               =============

Please refer to the fund's schedule of investments in this report for complete holdings information. Fund holdings are sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.


                                                                Fund Summary  39

Masters' Select Smaller Companies Fund Managers
--------------------------------------------------------------------------------

                                                              MARKET
                                              TARGET          CAPITALIZATION
INVESTMENT                                    ASSET           OF COMPANIES             STOCK-PICKING
MANAGER                 FIRM                  ALLOCATION      IN PORTFOLIO             STYLE
------------------------------------------------------------------------------------------------------
David Anthony           Ranger Investment     20%             Small and mid-sized      Growth
                        Management, L.P.                      companies
------------------------------------------------------------------------------------------------------
Bill D'Alonzo and       Friess Associates,    20%             Small and mid-sized      Growth
team                    LLC
                                                              companies
------------------------------------------------------------------------------------------------------
John Rogers, Jr.        Ariel Capital         20%             Small and mid-sized      Value
                        Management, LLC                       companies
------------------------------------------------------------------------------------------------------
Robert Rodriquez        First Pacific         20%             Small and mid-sized      Value
                        Advisors, Inc.                        companies
------------------------------------------------------------------------------------------------------
Dick Weiss              Wells Capital         20%             Small and mid-sized      Growth at a
                        Management, Inc.                      companies                reasonable
                                                                                       price
------------------------------------------------------------------------------------------------------

Portfolio Composition
--------------------------------------------------------------------------------

The fund holds 72 securities, exclusive of cash equivalents.

By Asset Class

[PIE CHART OMITTED]

Micro-Cap                 13.8%
Small Cap                 40.6%
Small-Mid Cap             26.2%
Mid Cap                    2.6%
Cash Equivalents & Other  16.8%

Market Capitalization:
   Micro-Cap < $500 million
   Small-Cap $500 million - $1.6 billion
   Small-Mid-Cap $1.6 - $4 billion
   Mid-Cap $4 - $10 billion

By Sector

                                                      Sector Weights
                                                -------------------------
                                                             Russell 2000
                                                  Fund           Index
                                                  ----       ------------
Consumer Discretionary & Services(1)             20.1%           14.8%
Technology                                       16.8%           17.5%
Industrial Services and Durables                 13.7%           14.5%
Energy                                           12.1%            5.4%
Finance                                           9.7%           22.2%
Healthcare, Pharmaceuticals & Biotechnology       7.4%           12.6%
Materials                                         2.5%            6.0%
Consumer Staples                                  0.9%            2.6%
Utilities                                          --             3.3%
Telecommunications                                 --             1.1%
Cash Equivalents & Other                         16.8%             --
                                                -----           -----
Net Assets                                      100.0%          100.0%
                                                =====           =====

(1)   Includes Automobiles.


40  The Masters' Select Funds Trust

Masters' Select Smaller Companies Fund Stock Highlights
--------------------------------------------------------------------------------

Southwestern Energy Co. - David Anthony
--------------------------------------------------------------------------------

Southwestern Energy is an exploration and production company headquartered in Houston, with primary operations in Oklahoma and Arkansas. About 90% of the company's energy reserves consist of natural gas. SWN also operates a natural gas distribution business.

The outlook for SWN became much more interesting this year when management announced the acquisition of nearly 500,000 acres in an alternative energy play in Arkansas. The acquisitions are in a formation that management refers to as the Fayetteville Shale, an area near the eastern portion of the Arkoma Basin. Management has been drilling traditional wells in this area for quite some time. After recent wells produced gas at a rate much higher than is typical for this area, management did some research and learned they were operating within a shale formation, a type of geologic formation extremely well suited to newer horizontal drilling techniques. Management began quietly buying up leases in the Fayetteville Shale for extremely low prices ($40 per acre). Southwestern plans to develop this asset over the course of the next several years, and some analysts estimate that the play could hold as much as one trillion cubic feet of natural gas reserves. Our estimates, though not this aggressive, suggest that Southwestern should outperform its more mature E&P peers for some time. This long-lived prospect should also better help the company weather the volatility seen in today's energy markets.

As of December 2004, the company had acquired 525,000 acres in the play. They plan to invest approximately $100 million during 2005 in the area, which should include drilling approximately 160-170 wells. The company recently expanded its credit facility to help finance this growth.

Jarden Corp. - Bill D'Alonzo
--------------------------------------------------------------------------------

Retail chains from Albertson's to Wal-Mart bet that "Official World Poker Tour" items would be hot sellers. They were right, and now Jarden is raking in the winnings.

NYSE-listed Jarden Corp. is a leader in the recently revived market for poker-chip sets through its U.S. Playing Card Company division, known best for its Bee, Bicycle and Hoyle playing cards. Poker sets are currently among the fastest selling home entertainment products, and Jarden benefits from being the exclusive maker of sets branded by the catalyst behind the surge in demand, the televised World Poker Tour.

But Jarden's playing card division is only part of the story. Jarden makes a wide range of niche consumer products used in and around the home, including Ball canning jars and Diamond plastic cutlery. With more than $800 million in 2004 revenue, the company is the North American market leader in home canning, plastic cutlery, playing cards, kitchen matches, rope, cord, twine and toothpicks. The breadth of its offerings appeals to many retailers that would rather deal with a large, accommodating supplier than juggle many small vendor relationships.

The Friess Associates team spoke with President James Lillie about opportunities created by Jarden's announced acquisition of American Household. The acquisition, to be completed in early 2005, gives Jarden the Coleman and Sunbeam brand names, which Jarden can use to expand the reach of its existing products. For example, rope made by its Lehigh division could incorporate the Coleman name to appeal to campers or a lower-priced Sunbeam food-preserving system could complement its higher-end FoodSaver products.

Jarden's 15 percent September-quarter earnings growth brought the company's string of exceeding estimates to 11 consecutive quarters. The Friess team bought Jarden at just 13 times current 2005 earnings estimates. Wall Street expects the company to grow earnings 25 percent in 2005.

Journal Register Co. - John Rogers
--------------------------------------------------------------------------------

Headquartered in Trenton, NJ, Journal Register owns and publishes 27 daily newspapers, including the New Haven Register, Connecticut's second largest daily and Sunday newspaper, as well as nearly 340 non-daily publications. Journal Register's publications are clustered in seven geographic areas: Greater Philadelphia; Michigan; Connecticut; Greater Cleveland; Central New England; and the Capital-Saratoga and Mid-Hudson regions of New York. Michigan, the company's second-largest region based on revenues, is a new market for Journal Register as a result of its July 2004 acquisition of privately held 21st Century Newspapers Inc. Demographics are quite attractive within the company's distribution area, as the average household income and wealth figures, as well as the number of college-degree earners are well above U.S. averages.

In nearly all of its small to mid-size markets, Journal Register is the sole publisher of local print media. Local newspapers possess very strong franchises and identities within communities. Thus, if the local bridal or bakery shop wishes to advertise in print, Journal Register is the beneficiary. This is an important advantage, as local advertising revenues are more stable than those from national advertisers. Journal Register derives approximately 55% of its advertising revenues from a broad group of local retailers with the balance coming from classified (40%) and national advertisers (5%). This is in stark contrast to much larger metropolitan newspapers whose mix would show retail advertising representing approximately 40-45% of advertising revenues and national as much as 25%.

Journal Register's distinct and sustainable competitive advantage is derived not only from the long-time publishing and advertising history of its local newspapers, but also its unique cluster strategy. Clustering allows for synergies and cost savings, including cross-promotion of advertising, centralized newsgathering, production efficiencies including the consolidation of printing plants, administrative consolidation, and increased scope for advertisers (regional advertising opportunities and website networks). This clustering strategy continues to be the primary driver of the company's consistently stable advertising and circulation growth over the years.


                                                                Fund Summary  41

Because of its minimal working capital and low capital spending requirements, Journal Register generates free cash flow well in excess of earnings and an attractive return on capital. In an effort to reduce financial leverage from last summer's acquisition of its Michigan newspapers, we expect management to allocate its excess cash flow to debt reduction over the next several years.

We remain confident that management, led by Robert Jelenic and his nearly three decades of management experience in the newspaper industry, and Chief Financial Officer Jean Clifton with her nearly two decades of industry experience, will continue to grow the long-term intrinsic value of the company and that ultimately this value will be recognized in the market.

With its current low valuation on nearly all measures, we find the shares attractive and recommend purchase.

Avnet, Inc. - Robert Rodriquez
--------------------------------------------------------------------------------

Avnet Inc. is the second-largest global distributor of electronic components and the largest global supplier of mid-range computer systems. Through its over 275 worldwide locations in 68 countries, it has more than 300 vendor relationships and in excess of 100,000 customers. It is a key link in the supply chain for electronic components and services. The two largest U.S. electronic distributors that are nearly equal in size, Avnet Inc. and Arrow Electronics Inc., control nearly 50% of the U.S. market and are more than twice the size of their nearest competitor. They are also the two largest distributors in Asia, the fastest-growing region, with Avnet estimated to be the largest in China.

We are attracted to this company for several reasons. Avnet provides a diversified way of participating in the growth of technology and its use. We also do not have to bet on any one particular technology to be successful other than being convinced that Avnet will remain a critical part of the supply/production technology chain.

During the past five years, there has been a major shakeout in semiconductor, communication and related technology industries. Avnet has also been negatively affected by these same trends but to a lesser degree. Historically, electronic distribution companies have experienced less business volatility than their semiconductor/communication product suppliers. The most recent cycle was no different.

Given the severity of last cycle, Avnet as well as other electronic distributors have worked to reduce the capital intensity of the business. As an example, Avnet's inventory turnover ratio has improved from 4.5 times in 1997 to 7.2 times for their fiscal year ended 2004. The operating cycle has improved from 133 days to 107 days for these same periods. Since fiscal 2001, Avnet has generated over $1.6 billion in free cash flow that has been used to reduce debt and enhance its competitive capabilities. After a series of acquisitions, Avnet reduced its total debt to total capitalization from nearly 68% to 41%.

Despite these improvements, Avnet's profitability is only now starting to improve. Operating margins that peaked at over 6% in the previous cycle hit a low of 0.86% in fiscal 2002 and are now nearly 3%. While actual results may differ significantly from our estimates and assumptions, we believe Avnet can improve its operating margins to 4% or more in 2006 and, therefore, could achieve earnings in excess of $2 per share. Avnet has considerable operating leverage that is just now on the verge of positively impacting the bottom line. In a recent visit with Roy Vallee, Chairman and Chief Executive Officer, it was determined that Avnet has over $2 billion in operations that are now just at the breakeven level. Over the next two years, with only slight profitability improvements in these areas and 5% annual total revenue growth, our $2 estimate could be attained. Should they achieve substantially better results from these breakeven operations, the incremental benefit to the bottom line could be significant.

With the stock selling at 1.1 times September 2004 book value and 13 times fiscal 2005 earnings, we believe we have a company with a combination of market leadership and significant earnings leverage. At its current price level, we believe the stock has considerably more upside potential than downside risk.

Draxis Health, Inc. - Dick Weiss
--------------------------------------------------------------------------------

Draxis is a specialty pharmaceutical company with core competencies in radiopharmaceuticals and sterile pharmaceuticals manufacturing. It sells its own products through two operating divisions: DRAXIS Pharma (contract manufacturing division) and DRAXIMAGE (nuclear medicine division).

DRAXIS Pharma specializes in sterile liquid and sterile lyophilized (i.e., freeze-dried) products for the global marketplace. Lyophilization capacity is in short supply around the world due to the limited number of approved facilities as a result of rigid and increasing cGMP standards and due to increased demand over the last three to four years. The increased demand is a result of almost all of the emerging biotech companies having new peptide biotech products, which are unstable except when they are provided in a lyophilized state. To keep up with the demand, DRAXIS Pharma has completed the installation of additional lyophilizing capacity in 2004, which should effectively triple their capacity going into 2005. This division has a wide array of customers from big pharma to small emerging market companies.

DRAXIMAGE uses low doses of radioisotopes for the diagnosis of specific conditions and high dose radiopharmaceuticals for the treatment of certain conditions, particularly malignancy. This nuclear medical division supplies pharmaceuticals used for nuclear medicine diagnostic studies such as liver, lung, kidney, and bone scans. They also supply therapeutic products such as radioiodine, which is used to treat thyroid cancer or hyper-functioning of the thyroid gland. This product is the only FDA approved radioiodine kit available for that purpose. DRAXIMAGE currently has two products in the pipeline, one that images actively forming blood clots and another that diagnoses deep-seated bacterial infections. Commercialization of these products is expected in 2006 and 2007 respectively.


42  The Masters' Select Funds Trust

The current business plan was initiated about six years ago, and since then the company has had an extremely successful performance track record. Revenue growth in the last four years has been in the double digits. In 2004, roughly 63% of revenues came from contract manufacturing, 28% from radiopharmaceuticals, and 9% from corporate, which at this stage reflects royalties and milestone payments. Draxis also enjoys stability of growth due to the diversified base of specialty products across both radiopharmaceuticals and the contract pharmaceuticals business. The biggest challenges the company faces is getting the pipeline through to fruition and satisfying the tremendous customer demand in contract manufacturing. Given the performance and growth prospects for Draxis, we think it is an attractive small-cap company selling at a discount due to the relatively low promotion of the company, as well as limited analyst coverage as a result of being in a niche product market.

Neither the information contained herein nor any opinion expressed shall be construed to constitute an offer to sell or a solicitation to buy any securities mentioned herein. The views herein are those of the portfolio managers at the time the commentaries are written and may not be reflective of current conditions.


                                                                Fund Summary  43

Masters' Select Smaller Companies Fund
SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2004

  Shares                                                                Value
================================================================================
COMMON STOCKS: 83.2%

Consumer Discretionary: 20.1%
     35,500  American Greetings Corp. - Class A                   $    899,925
     55,950  Bebe Stores, Inc.                                       1,509,531
    135,700  Big Lots, Inc.*                                         1,646,041
     60,000  Carter's, Inc.*                                         2,039,400
    118,900  Charming Shoppes, Inc.*                                 1,114,093
    133,000  Cox Radio, Inc. - Class A*                              2,191,840
     60,000  Dick's Sporting Goods, Inc.*                            2,109,000
     69,100  Foot Locker, Inc.                                       1,860,863
     52,000  Jarden Corp.*                                           2,258,880
     75,700  Jo-Ann Stores, Inc.*                                    2,084,778
    111,300  Journal Register Co.*                                   2,151,429
    130,000  K2, Inc.*                                               2,064,400
    110,000  Libbey, Inc.                                            2,443,100
     65,000  Men's Wearhouse, Inc. (The)*                            2,077,400
     59,000  Michaels Stores, Inc.                                   1,768,230
     19,600  Neiman Marcus Group, Inc. (The) - Class A               1,402,184
     71,000  O'Charleys, Inc.*                                       1,388,050
     49,800  Valassis Communications, Inc.*                          1,743,498
                                                                  ------------
                                                                    32,752,642
                                                                  ------------
Consumer Staples: 0.9%
     37,988  Hansen Natural Corp.*                                   1,383,143
                                                                  ------------
Energy: 12.1%
     86,300  Core Laboratories NV*                                   2,015,105
     35,000  Houston Exploration Co. (The)*                          1,970,850
    200,000  Input/Output, Inc.*                                     1,768,000
    120,000  Key Energy Services, Inc.*                              1,416,000
     50,300  National-Oilwell, Inc.*                                 1,775,087
     84,900  Patterson-UTI Energy, Inc.                              1,651,305
    114,800  Rowan Companies, Inc.*                                  2,973,320
     48,519  Southwestern Energy Co.*                                2,459,428
     95,000  TOP Tankers, Inc.                                       1,543,750
     71,000  Varco International, Inc.*                              2,069,650
                                                                  ------------
                                                                    19,642,495
                                                                  ------------
Finance: 9.7%
     53,100  Greater Bay Bancorp.                                    1,480,428
     50,300  HCC Insurance Holdings, Inc.                            1,665,936
     62,400  Horace Mann Educators Corp.                             1,190,592
    110,700  Janus Capital Group, Inc.                               1,860,867
      5,905  Markel Corp.*                                           2,149,420
     46,028  Placer Sierra Bancshares                                1,309,036
     45,166  Vineyard National Bancorp                               1,484,155
    108,200  Waddell & Reed Financial, Inc. - Class A                2,584,898
     44,400  Westcorp                                                2,039,292
      4,895  Wilshire Bancorp, Inc.*                                    80,963
                                                                  ------------
                                                                    15,845,587
                                                                  ------------
Healthcare, Pharmaceuticals & Biotechnology: 7.4%
     22,000  Apria Healthcare Group, Inc.*                             724,900
     39,000  Cerner Corp.*                                           2,073,630
    351,000  Draxis Health, Inc.*                                    1,740,960
     21,968  Gen-Probe, Inc.*                                          993,173
    102,600  IMS Health, Inc.                                        2,381,346
     60,400  Priority Healthcare Corp. - Class B*                    1,314,908
     27,724  Psychiatric Solutions, Inc.*                            1,013,589
     33,000  Respironics, Inc.*                                      1,793,880
                                                                  ------------
                                                                    12,036,386
                                                                  ------------

  Shares/
 Principal
  Amount                                                                Value
--------------------------------------------------------------------------------
Industrials: 13.7%
    149,577  Armor Holdings, Inc.*                                $  7,033,111
    117,000  Artesyn technologies, Inc.*                             1,322,100
     84,845  Ceradyne, Inc.*                                         4,853,982
    107,900  General Binding Corp.*                                  1,417,806
    215,000  Global Power Equipment Group, Inc.*                     2,115,600
     34,601  Greenbrier Cos, Inc.                                    1,171,244
     38,424  NCI Building Systems, Inc.*                             1,440,900
     87,100  Trinity Industries, Inc.                                2,968,368
                                                                  ------------
                                                                    22,323,111
                                                                  ------------
Materials: 2.5%
     55,000  Arch Coal, Inc.                                         1,954,700
     19,500  Cleveland-Cliffs, Inc.                                  2,025,270
                                                                  ------------
                                                                     3,979,970
                                                                  ------------
Technology: 16.8%
     41,086  Aladdin Knowledge Systems*                              1,016,879
    134,700  Andrew Corp.*                                           1,835,961
    345,000  Autobytel, Inc.*                                        2,083,800
    152,200  Avnet, Inc.*                                            2,776,128
    220,000  Digitas, Inc.*                                          2,101,000
    140,000  Emulex Corp.*                                           2,357,600
    100,491  Jupitermedia Corp.*                                     2,389,676
    247,000  Lexar Media, Inc.*                                      1,936,480
     53,400  Littelfuse, Inc.*                                       1,824,144
    143,100  Maxtor Corp.*                                             758,430
    106,000  Mentor Graphics Corp.*                                  1,620,740
    102,000  Photronics, Inc.*                                       1,683,000
    250,400  Powerwave Technologies, Inc.*                           2,123,392
     47,481  The9 Ltd.*                                              1,121,501
    101,171  Witness Systems, Inc.*                                  1,766,446
                                                                  ------------
                                                                    27,395,177
                                                                  ------------
TOTAL COMMON STOCKS
      (cost  $118,716,975)                                         135,358,511
                                                                  ------------
SHORT-TERM INVESTMENT: 15.3%

Repurchase Agreement: 15.3%
$24,838,000 State Street Bank & Trust Co., 1.050%, 12/31/04,
    due 01/03/05 [collateral: $19,520,000, U.S. Treasury Notes,
    7.125%, due 02/15/23, value $25,301,600]
    (proceeds $24,840,173)                                          24,838,000
                                                                  ------------

TOTAL SHORT-TERM INVESTMENT
   (cost $24,838,000)                                               24,838,000
                                                                  ------------

TOTAL INVESTMENTS IN SECURITIES
   (cost $143,554,975): 98.5%                                      160,196,511

Other Assets Less Liabilities: 1.5%                                  2,433,917
                                                                  ------------
NET ASSETS: 100.0%                                                $162,630,428
                                                                  ============

* Non-income producing security.

See accompanying Notes to Financial Statements.


44  The Masters' Select Funds Trust

Masters' Select Funds Trust
EXPENSE EXAMPLES - (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) redemptions fees; and (2) ongoing costs, including advisory fees and other fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period shown and held for the entire period from July 1, 2004 to December 31, 2004.

Actual Expenses

For each Fund, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each Fund, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any redemption fees. Therefore, the second line for each Fund of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these redemption fees were included, your costs would have been higher.

====================================================================================================================================
                                                                                                Expenses Paid       Expense Ratio
                                                          Beginning            Ending          During Period*      During Period*
                                                        Account Value       Account Value       (07/01/04 to        (07/01/04 to
                                                         (07/01/04)          (12/31/04)           12/31/04)           12/31/04)
------------------------------------------------------------------------------------------------------------------------------------
Masters' Select Equity Fund Actual                        $1,000.00           $1,066.40             $6.34               1.22%
Masters' Select Equity Fund Hypothetical
 (5% return before expenses)                              $1,000.00           $1,019.00             $6.19               1.22%
====================================================================================================================================
Masters' Select International Fund Actual                 $1,000.00           $1,143.70             $5.98               1.11%
Masters' Select International Fund Hypothetical
 (5% return before expenses)                              $1,000.00           $1,019.56             $5.63               1.11%
====================================================================================================================================
Masters' Select Value Fund Actual                         $1,000.00           $1,069.50             $6.40               1.23%
Masters' Select Value Fund Hypothetical
 (5% return before expenses)                              $1,000.00           $1,018.95             $6.24               1.23%
====================================================================================================================================
Masters' Select Smaller Companies Fund Actual             $1,000.00           $1,094.00             $7.26               1.38%
Masters' Select Smaller Companies Fund Hypothetical
 (5% return before expenses)                              $1,000.00           $1,018.20             $7.00               1.38%
====================================================================================================================================

*Expenses are equal to the Funds' annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by the number of days in most recent fiscal half-year period (184), then divided by the number of days in the fiscal year (366) (to reflect the one-half year period).


                                                            Expense Examples  45

Masters' Select Funds Trust
STATEMENTS OF ASSETS AND LIABILITIES at December 31, 2004

                                                                                                                        Smaller
                                                                                  International                        Companies
                                                                  Equity Fund          Fund          Value Fund           Fund
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
 Investments in securities at cost                             $   609,473,815   $   882,094,582   $   190,863,298   $   118,716,975
 Repurchase agreements at cost                                      59,993,000        33,865,000        52,693,000        24,838,000
                                                               ---------------   ---------------   ---------------   ---------------
      Total investments at cost                                $   669,466,815   $   915,959,582   $   243,556,298   $   143,554,975
                                                               ===============   ===============   ===============   ===============
 Investments in securities at value                            $   794,878,104   $ 1,091,824,657   $   252,262,260   $   135,358,511
 Repurchase agreements at value                                     59,993,000        33,865,000        52,693,000        24,838,000
 Cash                                                                   23,258            89,306             1,546             2,077
 Cash, denomination in foreign currency
   (cost of $--, $14,638,180, $3 and $--, respectively)                     --        14,681,740                 3                --
 Receivables:
   Securities sold                                                      18,257        13,260,930            57,564           670,871
   Dividends and interest                                              542,480         1,470,463           719,390            32,532
   Fund shares sold                                                  1,414,014         2,269,425         1,566,589         2,140,879
   Foreign tax reclaim                                                  22,191           423,241            13,883                --
 Unrealized gain on forward exchange contracts                              --         1,261,728            43,347                --
 Prepaid expenses                                                       15,005            19,171             9,183             5,174
                                                               ---------------   ---------------   ---------------   ---------------
      Total assets                                                 856,906,309     1,159,165,661       307,366,765       163,048,044
                                                               ---------------   ---------------   ---------------   ---------------
LIABILITIES
 Payables:
   Advisory fees                                                       766,915           841,632           267,949           143,765
   Trustee fees                                                            942             1,140               915               813
   Securities purchased                                                323,626        14,694,912                --           173,706
   Fund shares redeemed                                                301,006           327,802            14,073            28,511
   Foreign taxes witheld                                                 6,914           189,058            61,976                --
 Unrealized loss on forward exchange contracts                              --         5,076,618           390,787                --
 Accrued expenses                                                      188,272           328,917            89,233            70,821
                                                               ---------------   ---------------   ---------------   ---------------
      Total liabilities                                              1,587,675        21,460,079           824,933           417,616
                                                               ---------------   ---------------   ---------------   ---------------
NET ASSETS                                                     $   855,318,634   $ 1,137,705,582   $   306,541,832   $   162,630,428
                                                               ===============   ===============   ===============   ===============
 Number of shares issued and outstanding (unlimited number of
   shares authorized, $0.01 par value)                              56,058,659        67,379,949        20,572,414        11,751,990
                                                               ===============   ===============   ===============   ===============
Net asset value, offering and redemption price per share       $         15.26   $         16.88   $         14.90   $         13.84
                                                               ===============   ===============   ===============   ===============
COMPONENTS OF NET ASSETS
 Paid in capital                                               $   678,451,815   $   930,187,540   $   246,639,044   $   143,734,571
 Undistributed net investment income (loss)                                 --         2,397,921          (558,091)               --
 Accumulated net realized gain (loss) on investments                (8,539,862)       (1,037,192)         (592,427)        2,254,321
 Net unrealized appreciation (depreciation) on:
   Investments                                                     185,404,289       209,730,075        61,398,962        16,641,536
   Foreign currency                                                      2,392        (3,572,762)         (345,657)               --
                                                               ---------------   ---------------   ---------------   ---------------
      Net assets                                               $   855,318,634   $ 1,137,705,582   $   306,541,831   $   162,630,428
                                                               ===============   ===============   ===============   ===============

See accompanying Notes to Financial Statements.


46  The Masters' Select Funds Trust

Masters' Select Funds Trust
STATEMENTS OF OPERATIONS For the Year Ended December 31, 2004

                                                                                                                        Smaller
                                                                                     International                     Companies
                                                                       Equity Fund        Fund        Value Fund          Fund
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
 Income
   Dividends (net of foreign taxes withheld of $52,108, $1,754,814,
     $122,409 and $--, respectively)                                 $   5,146,518   $  16,924,412   $   3,104,246   $     232,934
   Interest                                                                264,439         258,014         238,209          68,606
                                                                     -------------   -------------   -------------   -------------
     Total income                                                        5,410,957      17,182,426       3,342,455         301,540
                                                                     -------------   -------------   -------------   -------------
 Expenses
   Advisory fees                                                         7,826,190      10,198,070       2,580,882       1,033,963
   Administration fees                                                     161,450         210,342          53,160          20,596
   Custody fees                                                             72,603         521,273          39,268          27,962
   Transfer agent fees                                                     211,128         348,532          51,019          35,803
   Chief Compliance Officer fees                                             3,125           3,125           3,125           3,125
   Fund accounting fees                                                     74,496          68,131          60,245          68,572
   Professional fees                                                        99,667         113,628          41,200          36,306
   Trustee fees                                                             37,629          42,184          25,472          20,608
   Registration expense                                                     39,116          67,157          28,212          34,794
   Insurance expense                                                        31,412          39,518           9,299           2,623
   Reports to shareholders                                                  96,431         190,919          29,581          13,458
   Miscellaneous                                                            43,809          43,597          14,498           3,538
                                                                     -------------   -------------   -------------   -------------
     Total expenses                                                      8,697,056      11,846,476       2,935,961       1,301,348
     Less: fees waived                                                     (29,307)     (1,705,170)        (57,622)        (28,815)
     Less: expenses paid indirectly                                         (2,050)         (2,383)         (1,677)           (149)
                                                                     -------------   -------------   -------------   -------------
     Net expenses                                                        8,665,699      10,138,923       2,876,662       1,272,384
                                                                     -------------   -------------   -------------   -------------
      Net investment income (loss)                                      (3,254,742)      7,043,503         465,793        (970,844)
                                                                     -------------   -------------   -------------   -------------
REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
 AND FOREIGN CURRENCY:
 Net realized gain (loss) on:
     Investments                                                        32,090,933      41,168,402      10,362,778       8,014,682
     Foreign currency transactions                                          (2,286)     (1,069,959)     (2,019,046)             --
                                                                     -------------   -------------   -------------   -------------
     Net realized gain                                                  32,088,647      40,098,443       8,343,732       8,014,682
                                                                     -------------   -------------   -------------   -------------
 Net unrealized appreciation (depreciation) on:
     Investments                                                        68,113,423      91,237,872      25,288,921      11,121,971
     Foreign currency translations                                           1,489      (3,612,994)        252,637              --
                                                                     -------------   -------------   -------------   -------------
     Net unrealized appreciation                                        68,114,912      87,624,878      25,541,558      11,121,971
                                                                     -------------   -------------   -------------   -------------
       Net realized and unrealized gain on investments
         and foreign currency                                          100,203,559     127,723,321      33,885,290      19,136,653
                                                                     -------------   -------------   -------------   -------------
         Net increase in net assets resulting from operations        $  96,948,817   $ 134,766,824   $  34,351,083   $  18,165,809
                                                                     =============   =============   =============   =============


See accompanying Notes to Financial Statements.


                                                    Statements of Operations  47

Masters' Select Funds Trust
STATEMENTS OF CHANGES IN NET ASSETS

                                                                              Equity Fund                  International Fund
                                                                     -----------------------------   ------------------------------
                                                                          Year Ended December 31,        Year Ended December 31,
                                                                     -----------------------------   ------------------------------
                                                                          2004            2003             2004            2003
-----------------------------------------------------------------    -------------   -------------   --------------   -------------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
 Net investment income (loss)                                        $  (3,254,742)  $  (1,936,677)  $    7,043,503   $   3,160,350
 Net realized gain on investments and foreign currency                  32,088,647      25,981,206       40,098,443      28,762,698
 Net unrealized appreciation on investments and foreign currency        68,114,912     117,606,482       87,624,878     138,945,829
                                                                     -------------   -------------   --------------   -------------
     Net increase in net assets resulting from operations               96,948,817     141,651,011      134,766,824     170,868,877
                                                                     -------------   -------------   --------------   -------------
DISTRIBUTIONS TO SHAREHOLDERS
 From net investment income                                                     --              --       (4,716,546)     (1,333,125)
                                                                     -------------   -------------   --------------   -------------
     Total distributions                                                        --              --       (4,716,546)     (1,333,125)
                                                                     -------------   -------------   --------------   -------------
CAPITAL SHARE TRANSACTIONS
 Proceeds from shares sold                                             211,894,235     104,215,032      409,035,241     294,912,705
 Reinvested distributions                                                       --              --        3,851,544       1,135,729
 Redemption fee proceeds                                                    59,366          47,566          259,588         153,148
 Payment for shares redeemed                                           (63,465,916)    (67,213,900)    (138,996,393)    (68,198,634)
                                                                     -------------   -------------   --------------   -------------
     Net increase in net assets from capital share transactions        148,487,685      37,048,698      274,149,980     228,002,948
                                                                     -------------   -------------   --------------   -------------
       Total increase in net assets                                    245,436,502     178,699,709      404,200,258     397,538,700

NET ASSETS
 Beginning of year                                                     609,882,132     431,182,423      733,505,324     335,966,624
                                                                     -------------   -------------   --------------   -------------
 End of year                                                         $ 855,318,634   $ 609,882,132   $1,137,705,582   $ 733,505,324
                                                                     =============   =============   ==============   =============
 Accumulated net investment income                                   $          --   $          --   $    2,397,921   $     108,077
                                                                     =============   =============   ==============   =============
CAPITAL TRANSACTIONS IN SHARES:
 Sold                                                                   15,217,946       9,059,349       26,946,223      23,734,987
 Reinvested distributions                                                       --              --          228,840          77,584
 Redeemed                                                               (4,542,626)     (5,984,095)      (9,247,373)     (5,760,338)
                                                                     -------------   -------------   --------------   -------------
     Net increase from capital share transactions                       10,675,320       3,075,254       17,927,690      18,052,233
                                                                     =============   =============   ==============   =============

See accompanying Notes to Financial Statements.


48  The Masters' Select Funds Trust

Masters' Select Funds Trust
STATEMENTS OF CHANGES IN NET ASSETS

                                                                            Value Fund                   Smaller Companies Fund
                                                                   ------------------------------    ------------------------------
                                                                                                                    June 30, 2003**
                                                                        Year Ended December 31,       Year Ended         through
                                                                   ------------------------------    December 31,      December 31,
                                                                        2004            2003             2004              2003
---------------------------------------------------------------    -------------    -------------    -------------    -------------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
 Net investment income (loss)                                      $     465,793    $     519,948    $    (970,844)   $    (241,544)
 Net realized gain on investments and foreign currency                 8,343,732          889,730        8,014,682          759,261
 Net unrealized appreciation on investments and
   foreign currency                                                   25,541,558       40,724,005       11,121,971        5,519,565
                                                                   -------------    -------------    -------------    -------------
     Net increase in net assets resulting from operations             34,351,083       42,133,683       18,165,809        6,037,282
                                                                   -------------    -------------    -------------    -------------
DISTRIBUTIONS TO SHAREHOLDERS
 From net realized gain                                                       --               --       (4,769,266)        (537,968)
                                                                   -------------    -------------    -------------    -------------
     Total distributions                                                      --               --       (4,769,266)        (537,968)
                                                                   -------------    -------------    -------------    -------------
CAPITAL SHARE TRANSACTIONS
 Proceeds from shares sold                                           117,061,914       35,442,234      101,962,527       45,757,533
 Reinvested distributions                                                     --               --        4,698,946          535,644
 Redemption fee proceeds                                                  75,249           35,576           13,999              544
 Payment for shares redeemed                                         (25,940,696)     (34,551,813)      (8,632,384)        (602,238)
                                                                   -------------    -------------    -------------    -------------
     Net increase in net assets from
      capital share transactions                                      91,196,467          925,997       98,043,088       45,691,483
                                                                   -------------    -------------    -------------    -------------
      Total increase in net assets                                   125,547,550       43,059,680      111,439,631       51,190,797

NET ASSETS
 Beginning of period                                                 180,994,281      137,934,601       51,190,797               --
                                                                   -------------    -------------    -------------    -------------
 End of period                                                     $ 306,541,831    $ 180,994,281    $ 162,630,428    $  51,190,797
                                                                   =============    =============    =============    =============
 Accumulated net investment income (loss)                          $    (558,091)   $     114,314    $          --    $          --
                                                                   =============    =============    =============    =============
CAPITAL TRANSACTIONS IN SHARES:
 Sold                                                                  8,553,661        3,175,996        7,725,764        4,349,706
 Reinvested distributions                                                     --               --          340,507           44,974
 Redeemed                                                             (1,913,118)      (3,295,885)        (655,462)         (53,499)
                                                                   -------------    -------------    -------------    -------------
   Net increase (decrease) from capital share transactions             6,640,543         (119,889)       7,410,809        4,341,181
                                                                   =============    =============    =============    =============

** Commenced operations on June 30, 2003.

See accompanying Notes to Financial Statements.

                                         Statements of Changes in Net Assets  49

Masters' Select Equity Fund
FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each period.

                                                                                          Year Ended December 31,
                                                                      ------------------------------------------------------------
                                                                        2004         2003         2002         2001         2000
==================================================================================================================================
Net asset value, beginning of year                                    $  13.44     $  10.19     $  12.59     $  12.98     $  14.38
                                                                      ------------------------------------------------------------
Income from investment operations:
  Net investment loss                                                    (0.06)       (0.04)       (0.03)       (0.04)       (0.05)
                                                                      ------------------------------------------------------------
  Net realized and unrealized gain (loss) on
    investments and foreign currency                                      1.88         3.29        (2.37)       (0.29)        0.42
                                                                      ------------------------------------------------------------
  Total income (loss) from investment operations                          1.82         3.25        (2.40)       (0.33)        0.37
                                                                      ------------------------------------------------------------
Less distributions:
  From net realized gain                                                    --           --           --        (0.06)       (1.77)
                                                                      ------------------------------------------------------------
  Total distributions                                                       --           --           --        (0.06)       (1.77)
                                                                      ------------------------------------------------------------
Redemption fee proceeds                                                     --^          --^          --^          --^          --^
                                                                      ------------------------------------------------------------
Net asset value, end of year                                          $  15.26     $  13.44     $  10.19     $  12.59     $  12.98
                                                                      ============================================================
Total return                                                             13.54%       31.89%      (19.06)%      (2.55)%       3.17%
                                                                      ------------------------------------------------------------
Ratios/supplemental data:
  Net assets, end of year (millions)                                  $  855.3     $  609.9     $  431.2     $  508.9     $  469.0
                                                                      ------------------------------------------------------------
  Ratio of total expenses to average net assets:
         Before fees waived                                               1.22%        1.25%        1.27%        1.28%        1.26%
                                                                      ------------------------------------------------------------
         After fees waived                                                1.22%        1.23%        1.25%        1.26%        1.24%
                                                                      ------------------------------------------------------------
  Ratio of net investment loss to average net assets:                    (0.46)%      (0.39)%      (0.30)%      (0.36)%      (0.35)%
                                                                      ------------------------------------------------------------
  Portfolio turnover rate                                                39.34%       84.28%       93.76%       94.98%      129.70%
                                                                      ------------------------------------------------------------

^     Amount represents less than $0.01 per share.

See accompanying Notes to Financial Statements.


50  The Masters' Select Funds Trust

Masters' Select International Fund
FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each period.

                                                                                          Year Ended December 31,
                                                                     -------------------------------------------------------------
                                                                        2004         2003         2002         2001         2000
==================================================================================================================================
Net asset value, beginning of year                                   $   14.83    $   10.70    $   12.53    $   15.31    $   18.67
                                                                     -------------------------------------------------------------
Income from investment operations:
  Net investment income                                                   0.10         0.07         0.05         0.06         0.07
                                                                     -------------------------------------------------------------
  Net realized and unrealized gain (loss) on
    investments and foreign currency                                      2.01         4.09        (1.85)       (2.83)       (1.04)
                                                                     -------------------------------------------------------------
  Total income (loss) from investment operations                          2.11         4.16        (1.80)       (2.77)       (0.97)
                                                                     -------------------------------------------------------------
Less distributions:
  From net investment income                                             (0.07)       (0.03)       (0.03)       (0.03)       (0.05)
                                                                     -------------------------------------------------------------
  From net realized gain                                                    --           --           --           --        (2.34)
                                                                     -------------------------------------------------------------
  Return capital                                                            --           --           --^          --^          --
                                                                     -------------------------------------------------------------
  Total distributions                                                    (0.07)       (0.03)       (0.03)       (0.03)       (2.39)
                                                                     -------------------------------------------------------------
Redemption fee proceeds                                                   0.01           --^          --^        0.02           --^
                                                                     -------------------------------------------------------------
Net asset value, end of year                                         $   16.88    $   14.83    $   10.70    $   12.53    $   15.31
                                                                     =============================================================
Total return                                                             14.30%       38.86%      (14.34)%     (17.94)%      (5.01)%
                                                                     -------------------------------------------------------------
Ratios/supplemental data:
  Net assets, end of year (millions)                                 $ 1,137.7    $   733.5    $   336.0    $   278.9    $   275.8
                                                                     -------------------------------------------------------------
  Ratio of total expenses to average net assets:
         Before fees waived                                               1.28%        1.30%        1.32%        1.37%        1.34%
                                                                     -------------------------------------------------------------
         After fees waived                                                1.09%        1.10%        1.13%        1.19%        1.18%
                                                                     -------------------------------------------------------------
  Ratio of net investment income to average net assets:                   0.76%        0.69%        0.47%        0.52%        0.47%
                                                                     -------------------------------------------------------------
  Portfolio turnover rate                                                87.88%      110.19%      141.07%      174.19%      149.25%
                                                                     -------------------------------------------------------------

^     Amount represents less than $0.01 per share.


See accompanying Notes to Financial Statements.


                                                        Financial Highlights  51

Masters' Select Value Fund
FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each period.

                                                                                                                          Period
                                                                                    Year Ended December 31,               Ended**
                                                                            ------------------------------------------  December 31,
                                                                              2004       2003       2002        2001        2000
==================================================================================================================================
Net asset value, beginning of period                                        $  12.99   $   9.82   $  11.43    $  10.45    $  10.00
                                                                            ------------------------------------------------------
Income from investment operations:
  Net investment income                                                         0.02       0.04       0.06          -^        0.01
                                                                            ------------------------------------------------------
  Net realized and unrealized gain (loss)
    on investments and foreign currency                                         1.89       3.13      (1.67)       1.00        0.44
                                                                            ------------------------------------------------------
  Total income (loss) from investment operations                                1.91       3.17      (1.61)       1.00        0.45
                                                                            ------------------------------------------------------
Less distributions:
  From net investment income                                                      --         --         --          --^         --
                                                                            ------------------------------------------------------
  From net realized gain                                                          --         --         --       (0.03)         --
                                                                            ------------------------------------------------------
  Total distributions                                                             --         --         --       (0.03)         --
                                                                            ------------------------------------------------------
Redemption fee proceeds                                                           --^        --^        --^       0.01          --^
                                                                            ------------------------------------------------------
Net asset value, end of period                                              $  14.90   $  12.99   $   9.82    $  11.43    $  10.45
                                                                            ======================================================
Total return                                                                   14.70%     32.28%    (14.09)%      9.64%       4.50%+
                                                                            ------------------------------------------------------
Ratios/supplemental data:
  Net assets, end of period (millions)                                      $  306.5   $  181.0   $  137.9    $  160.5    $   56.4
                                                                            ------------------------------------------------------
 Ratio of total expenses to average net assets:
         Before fees waived                                                     1.25%      1.30%      1.31%       1.37%       1.75%*
                                                                            ------------------------------------------------------
         After fees waived                                                      1.23%      1.28%      1.29%       1.35%       1.70%*
                                                                            ------------------------------------------------------
 Ratio of net investment income (loss) to average net assets:                   0.20%      0.35%      0.55%      (0.04)%      0.07%*
                                                                            ------------------------------------------------------
 Portfolio turnover rate                                                       29.14%     21.54%     54.08%      32.67%      17.05%+
                                                                            ------------------------------------------------------

*     Annualized.

+     Not annualized.

^     Amount represents less than $0.01 per share.

**    Commenced operations on June 30, 2000.


See accompanying Notes to Financial Statements.


52  The Masters' Select Funds Trust

Masters' Select Smaller Companies Fund
FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each period

                                                         Year Ended            Period Ended**
                                                     December 31, 2004       December 31, 2003
==============================================================================================
Net asset value, beginning of period                       $ 11.79                $ 10.00
                                                           -----------------------------------
Income from investment operations:
  Net investment loss                                        (0.08)                 (0.06)
                                                           -----------------------------------
  Net realized and unrealized gain on investments             2.56                   1.98
                                                           -----------------------------------
  Total income from investment operations                     2.48                   1.92
                                                           -----------------------------------
Less distributions:
  From net realized gain                                     (0.43)                 (0.13)
                                                           -----------------------------------
  Total distributions                                        (0.43)                 (0.13)
                                                           -----------------------------------
Redemption fee proceeds                                         --^                    --^
                                                           -----------------------------------
Net asset value, end of period                             $ 13.84                $ 11.79
                                                           ===================================
Total return                                                 21.01%                 19.17%+
                                                           -----------------------------------
Ratios/supplemental data:
  Net assets, end of period (millions)                     $ 162.6                $  51.2
                                                           -----------------------------------
  Ratio of total expenses to average net assets:
         Before fees waived                                   1.43%                  1.67%*
                                                           -----------------------------------
         After fees waived                                    1.40%                  1.65%*
                                                           -----------------------------------
  Ratio of net investment loss to average net assets:        (1.07)%                (1.33)%*
                                                           -----------------------------------
  Portfolio turnover rate                                   148.81%                 43.49%+
                                                           -----------------------------------

*     Annualized.

+     Not annualized.

^     Amount represents less than $0.01 per share.

**    Commenced operations on June 30, 2003.


See accompanying Notes to Financial Statements.


                                                        Financial Highlights  53

Masters' Select Funds Trust
NOTES TO FINANCIAL STATEMENTS

Note 1 - Organization
--------------------------------------------------------------------------------

The Masters' Select Funds Trust (the "Trust") was organized as a Delaware business trust on August 1, 1996 and is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. The Trust consists of four separate series: the Masters' Select Equity Fund, the Masters' Select International Fund, the Masters' Select Value Fund and the Masters' Select Smaller Companies Fund (each a "Fund" and collectively the "Funds").

The Masters' Select Equity Fund seeks to increase the value of your investment over the long-term by using the combined talents and favorite stock-picking ideas of six highly regarded portfolio managers.

The Masters' Select International Fund seeks to increase the value of your investment over the long-term by using the combined talents and favorite stock-picking ideas of five highly regarded international portfolio managers.

The Masters' Select Value Fund seeks to increase the value of your investment over the long-term by using the combined talents and favorite stock-picking ideas of four highly regarded value portfolio managers.

The Masters' Select Smaller Companies Fund seeks to increase the value of your investment over the long-term by using the combined talents and favorite stock-picking ideas of five highly regarded smaller company portfolio managers.

The Masters' Select Equity Fund and the Masters' Select International Fund are closed to most new investors.

Note 2 - Significant Accounting Policies
--------------------------------------------------------------------------------

The following is a summary of the significant accounting policies followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America.

A. Security Valuation. Investments in securities traded on a national securities exchange or Nasdaq are valued at the last reported sales price (or the Nasdaq official closing price for Nasdaq-reported securities) at the close of regular trading on each day that the exchanges are open for trading. Securities traded on an exchange or Nasdaq for which there have been no sales are valued at the mean between the closing bid and asked prices. Securities for which market prices are not readily available are valued at fair value as determined in good faith by the Managers and the Trust's Valuation Committee pursuant to procedures approved by the Board of Trustees. Debt securities maturing within 60 days or less are valued at amortized cost unless the Board of Trustees determines that amortized cost does not represent fair value. Securities whose values have been materially affected by events occurring before the Funds' valuation time but after the close of the securities' principal exchange or market, are fair valued using methods approved by the Board of Trustees.

B. Foreign Currency Translation. The Funds' records are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the reporting period. The currencies are translated into US dollars by using the exchange rates quoted at the close of the London Stock Exchange prior to when each Fund's net asset value is next determined. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

      The Funds do not isolate that portion of their net realized and unrealized gains and losses on investments resulting from changes in foreign exchange rates from the impact arising from changes in market prices. Such fluctuations are included with net realized and unrealized gain or loss from investments and foreign currency.

      Net realized foreign currency transaction gains and losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds' books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency translation gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

C. Restricted Securities. A restricted security cannot be resold to the general public without prior registration under the Securities Act of 1933. If the security is subsequently registered and resold, the issuers would typically bear the expense of all registrations at no cost to the Fund. Restricted securities are valued according to the guidelines and procedures adopted by the Funds' Board of Trustees.

D. Forward Foreign Currency Exchange Contracts. The Funds may utilize forward foreign currency exchange contracts ("forward contracts") under which they are obligated to exchange currencies on specified future dates at specified rates, and are subject to the translations of foreign exchange rates fluctuations. All contracts are "marked-to-market" daily and any resulting unrealized gains or losses are recorded as unrealized appreciation or depreciation on foreign currency translations. The Funds record realized gains or losses at the time the forward contract is settled. Counter-parties to these forward contracts are major U.S. financial institutions.


54  The Masters' Select Funds Trust

Masters' Select Funds Trust
NOTES TO FINANCIAL STATEMENTS - (Continued)

E. Federal Income Taxes. The Funds intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable income to their shareholders. Accordingly, no provisions for federal income taxes are required.

F. Distributions to Shareholders. Distributions paid to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. To the extent these "book/tax" differences are permanent in nature (i.e., that they result from other than timing of recognition - "temporary differences"), such amounts are reclassified within the capital accounts based on their federal tax-basis.

F. Security Transactions, Dividend and Interest Income, and Expenses. Security transactions are accounted for on the trade date. Realized gains and losses on securities transactions are reported on an identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Purchase discounts and premiums on fixed-income securities are accreted and amortized to maturity using the effective interest method. Most expenses of the Trust can be directly attributed to a specific Fund. Expenses that cannot be directly attributed to a specific Fund are apportioned among all the Funds in the Trust, based on relative net assets.

G. Repurchase Agreements. Each Fund may enter into repurchase agreements through which the Fund acquires a security (the "underlying security") from a seller, a well-established securities dealer or a bank that is a member of the Federal Reserve System. The bank or securities dealer agrees to repurchase the underlying security at the same price, plus a specified amount of interest, at a later date, generally for a period of less than one week. It is the Trust's policy that its Custodian take possession of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities, including recorded interest, is sufficient to cover the value of the repurchase agreements. If the counterparty defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the counterparty of the security, realization of the collateral by a Fund may be delayed or limited.

H. Expenses Paid Indirectly. Under terms of the Trust's Custodial Agreement, the Funds earn credits on cash balances which are applied against custodian fees.

I. Indemnification Obligations. Under the Funds' organizational documents, its current and former officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred or that would be covered by other parties.

J. Accounting Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions. These estimates and assumptions affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Note 3 - Management Fees and Transactions with Affiliates
--------------------------------------------------------------------------------

The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement (the "Agreement") with Litman/Gregory Fund Advisors, LLC (the "Advisor"). Under the terms of the Agreement, each Fund pays a monthly investment advisory fee to the Advisor at the annual rate below of the respective Fund's average daily net assets before any fee waivers:

          Equity Fund                 1.10% on the first $750 million and
                                      1.00% on assets in excess of $750 million
          International Fund          1.10% on the first $1 billion and
                                      1.00% on assets in excess of $1 billion
          Value Fund                  1.10%
          Smaller Companies Fund      1.14%

The Advisor engages sub-advisors to manage the Funds and pays the sub-advisors from it's advisory fees.

Through December 31, 2004, the Advisor contractually agreed to waive a portion of its advisory fees equal to approximately 0.175% of the average daily net assets of the Masters' Select International Fund, 0.02% of the average daily net assets of the Masters' Select Value Fund, and 0.03% of the average daily net assets of the Masters' Select Smaller Companies Fund. The Advisor has agreed not to seek recoupment of such waived fees.


                                               Notes to Financial Statements  55

Masters' Select Funds Trust
NOTES TO FINANCIAL STATEMENTS - (Continued)

The Trust, on behalf of the Funds, has also entered into an Administration Agreement with U.S. Bancorp Fund Services, L.L.C. (the "Administrator"). Under its terms, the Funds pay monthly a fee based on the value of the total average net assets of the Trust at an annual rate of 0.100% of the first $100 million of such net assets, 0.050% of the next $150 million, 0.020% of the next $250 million, 0.015% of the next $2 billion and 0.0125% thereafter.

Affiliated entities of the sub-advisors received net commissions on purchases and sales of the Funds' portfolio securities for the year ended December 31, 2004 of $24,465, $49,835, $25,640 and $-- for the Masters' Select Equity Fund, the Masters' Select International Fund, the Masters' Select Value Fund and the Masters' Select Smaller Companies Fund, respectively.

Each unaffiliated Trustee is compensated by the Trust at the rate of $40,000 per year.

Note 4 - Investment Transactions
--------------------------------------------------------------------------------

The cost of securities purchased and the proceeds from securities sold for the year ended December 31, 2004 excluding short-term investments, were as follows:

            Fund                       Purchases           Sales
            --------------------------------------------------------
            Equity Fund              $  366,909,823     $261,579,846
            International Fund        1,035,918,134      764,953,845
            Value Fund                  105,158,696       59,190,136
            Smaller Companies Fund      187,992,847      117,905,223

Note 5 - Income Taxes and Distributions to Shareholders
--------------------------------------------------------------------------------

Net investment income and net realized gains differ for financial statement and tax purposes due to differing treatments of wash sale losses deferred, foreign currency transactions and losses realized subsequent to October 31 on the sale of securities and foreign currencies.

As of December 31, 2004, the components of distributable accumulated earnings/(losses) on a tax basis were as follows:

                                                                                                                         Smaller
                                                                                      International                     Companies
                                                                       Equity Fund         Fund          Value Fund        Fund
-----------------------------------------------------------------------------------------------------------------------------------
Cost of investments for tax purposes                                  $ 670,179,219    $919,368,671    $243,559,848    $143,916,308
                                                                      =============    ============    ============    ============
Gross tax unrealized appreciation                                     $ 200,026,342    $217,426,761    $ 65,040,281    $ 17,422,718
Gross tax unrealized depreciation                                       (15,334,457)    (11,105,775)     (3,644,869)     (1,142,515)
                                                                      -------------    ------------    ------------    ------------
Net tax unrealized appreciation on investments                          184,691,885     206,320,986      61,395,412      16,280,203
Net tax unrealized appreciation (depreciation) on forward contracts
  and foreign-currency denominated assets and liabilities                     2,392      (3,572,762)       (345,657)             --
                                                                      -------------    ------------    ------------    ------------
Net tax unrealized appreciation                                       $ 184,694,277    $202,748,224    $ 61,049,755    $ 16,280,203
                                                                      =============    ============    ============    ============
Undistributed ordinary income                                         $          --    $  3,601,026    $         --    $  2,392,530
                                                                      =============    ============    ============    ============
Undistributed long-term gain (capital loss carryforward)              $  (7,827,458)   $     (8,556)   $   (588,877)   $    223,124
                                                                      =============    ============    ============    ============
Post October Currency Losses                                          $          --    $ (2,637,544)   $   (876,472)   $         --
                                                                      =============    ============    ============    ============

The tax composition of dividends (other than return of capital dividends for the years ended December 31, 2004 and 2003) were as follows:

                                      2004                       2003
                           -----------------------------------------------------
                             Ordinary      Long-term     Ordinary    Long-term
                              Income     Capital Gain     Income    Capital Gain
                           -----------------------------------------------------
Equity Fund                        --            --             --           --
International Fund         $4,716,546            --     $1,333,125           --
Value Fund                         --            --             --           --
Smaller Companies
Fund*                       2,971,345    $1,797,921        537,968           --

* The Masters' Select Smaller Companies Fund commenced operations on June 30, 2003.


56  The Masters' Select Funds Trust

Masters' Select Funds Trust
NOTES TO FINANCIAL STATEMENTS - (Continued)

For Federal income tax purposes, the following Funds had capital loss carryforwards at December 31, 2004 that may reduce distributions of realized gains in future years.

                                                                       Smaller
                                  International                       Companies
Expiring In       Equity Fund          Fund         Value Fund          Fund
-------------------------------------------------------------------------------
2010              $7,827,458       $    8,556       $  202,490               --

2011                      --               --          386,387               --
                  ----------       ----------       ----------       ----------
                  $7,827,458       $    8,556       $  588,877               --
                  ==========       ==========       ==========       ==========

For the year ended December 31, 2004, the Masters' Select Equity Fund, Masters' Select International Fund and the Masters' Select Value Fund utilized capital loss carryforwards of $32,035,522, $40,431,151 and $10,362,778, respectively.

At December 31, 2004, the Masters' Select International Fund and the Masters' Select Value Fund had deferred currency losses occurring subsequent to October 31, 2004 of $2,637,544 and $876,472, respectively. For tax purposes, such losses will be reflected in the year ending December 31, 2005.

Note 6 - Off-Balance Sheet Risk

The Funds are parties to financial instruments with off-balance sheet risk, primarily forward contracts, in order to hedge the impact of adverse changes in the relationship between the U.S. dollar and various foreign currencies and certain assets and liabilities denominated in foreign currencies. These instruments involve market risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks also arise from the possible inability of counter parties to meet the terms of their contracts, future adverse movement in currency values and contract positions that are not exact offsets. The contract amount indicates the extent of the Funds' involvement in such currencies.

A forward exchange contract is an agreement between two parties to exchange different currencies at a specified rate at an agreed future date. Forward contracts are reported in the financial statements as unrealized gain (loss) as measured by the difference between the forward exchange rate at the reporting date and the forward exchange rate on the date the contract is entered into. At December 31, 2004, the Funds had the following forward contracts outstanding:

Masters' Select International Fund

Contracts to Buy                           In Exchange For       Settlement Date      Unrealized Gain (Loss)
-----------------------------------------------------------------------------------------------------------
      202,891  Euro                        U.S. $   275,770         01/03/2005            ($    1,110)
   19,500,000  Euro                              25,436,775         04/15/2005                995,264
  289,995,835  Japanese Yen                       2,798,107         01/04/2005                 25,573
-----------------------------------------------------------------------------------------------------------
                                                                                            1,019,727
-----------------------------------------------------------------------------------------------------------
Contracts to Sell
-----------------------------------------------------------------------------------------------------------
    4,400,000  British Pound Sterling             8,336,040         12/07/2005                 59,725
    6,200,000  British Pound Sterling            11,842,620         12/09/2005                153,226
    9,400,000  British Pound Sterling            16,938,800         07/12/2005               (883,026)
    9,400,000  British Pound Sterling            17,026,220         07/14/2005               (794,276)
    4,500,000  British Pound Sterling             8,296,875         11/28/2005               (190,827)
    5,944,870  Euro                               8,075,511         01/03/2005                 27,940
   19,500,000  Euro                              23,899,395         04/15/2005             (2,532,644)
   12,000,000  Swiss Franc                       10,344,382         11/16/2005               (364,499)
    6,700,000  Swiss Franc                        5,789,837         11/17/2005               (189,639)
    5,000,000  Swiss Franc                        4,348,582         11/22/2005               (115,026)
    3,300,000  Swiss Franc                        2,943,013         12/07/2005                 (5,571)
-----------------------------------------------------------------------------------------------------------
                                                                                           (4,834,617)
-----------------------------------------------------------------------------------------------------------
Net unrealized loss on forward contracts                                                  ($3,814,890)
===========================================================================================================


                                               Notes to Financial Statements  57

Masters' Select Funds Trust
NOTES TO FINANCIAL STATEMENTS - (Continued)

Masters' Select Value Fund

Contracts to Sell                          In Exchange For       Settlement Date      Unrealized Gain (Loss)
-----------------------------------------------------------------------------------------------------------
    2,795,470  British Pound Sterling      U.S. $ 5,351,564         06/08/2005                $43,347
  731,150,000  Korean Won                           700,000         06/17/2005                 (5,442)
3,469,637,500  Korean Won                         3,325,000         06/17/2005                (22,640)
1,887,340,000  Korean Won                         1,820,000         06/17/2005                   (978)
   21,303,087  South African Rand                 3,394,373         01/26/2005               (361,727)
-----------------------------------------------------------------------------------------------------------
Net unrealized loss on forward contracts                                                    ($347,440)
===========================================================================================================

Note 7 - Line of Credit
--------------------------------------------------------------------------------

The Trust has an unsecured $45,000,000 line of credit with its custodian. Borrowings under this arrangement bear interest at the federal funds rate plus 0.50% per annum. As compensation for holding available the lending commitment, the Trust pays a 0.10% per annum fee on the unused portion of the commitment, which is allocated among the Funds based on their relative net assets. The fee is payable quarterly in arrears. The Trust made no borrowings during the year ended December 31, 2004.


58  The Masters' Select Funds Trust

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of The Masters' Select Funds Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments in securities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Masters' Select Equity Fund, The Masters' Select International Fund, The Masters' Select Value Fund and The Masters' Select Smaller Companies Fund, each a series of Masters' Select Funds Trust (the "Funds") at December 31, 2004, the results of each of their operations for the year then ended, and the changes in each of their net assets and the financial highlights for each of the periods presented in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
San Francisco, California
February 18, 2005


                                              Notes to Financial Statements   59

Masters' Select Funds Trust
OTHER INFORMATION - (Unaudited)

Proxy Voting Policies and Procedures
--------------------------------------------------------------------------------

The sub-advisors of the Funds vote proxies relating to portfolio securities in accordance with procedures that have been approved by the Board of Trustees of the Funds. You may obtain a description of these procedures, without charge, by calling toll-free, 1-800-960-0188. This information is also available through the Securities and Exchange Commission's website at http://www.sec.gov.

Proxy Voting Record
--------------------------------------------------------------------------------

Information regarding how the sub-advisors of the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004 is available, without charge, by calling toll-free, 1-800-960-0188. This information is also available through the Securities and Exchange Commission's website at http://www.sec.gov.

Form N-Q Disclosure
--------------------------------------------------------------------------------

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds' Form N-Q is available on the Securities and Exchange Commission's website at http://www.sec.gov. The Funds' Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. This information is also available, without charge, by calling toll-free, 1-800-960-0188 or by visiting the Funds' website at http://www.mastersfunds.com.


60  The Masters' Select Funds Trust

Masters' Select Funds Trust
TAX INFORMATION - (Unaudited)

The percentage of dividend income distributed for the year ended December 31, 2004, which is designated as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003 is as follows:

Masters' Select International Fund                     100.00%
Masters' Select Smaller Companies Fund                   7.55%

For the year ended December 31, 2004 the International Fund earned foreign source income and paid foreign taxes, which they intend to pass through to their shareholders pursuant to Section 853 of the Internal Revenue Code as follows:

Country                          Gross Foreign Income           Foreign Tax Paid
--------------------------------------------------------------------------------
Australia                              $  402,562                $       --
Belgium                                   117,351                    59,313
Brazil                                    436,298                   166,668
Canada                                    154,900                    69,081
Finland                                    76,454                    34,096
France                                     63,785                    28,446
Germany                                   210,023                    54,899
Hong Kong                                 342,675                        --
Indonesia                                 334,079                   148,990
Italy                                     112,326                    58,329
Japan                                     413,779                    78,708
Mexico                                     67,387                        --
Netherlands                               113,639                    57,437
Norway                                     78,355                    34,944
Panama                                    501,959                        --
Portugal                                  103,698                    37,438
South Korea                               329,217                   167,015
Spain                                     240,081                   107,069
Switzerland                               102,553                    75,207
United Kingdom                          2,354,046                   661,009
                                       ----------                ----------
                                       $6,555,167                $1,838,649
                                       ==========                ==========


                                               Notes to Financial Statements  61

Masters' Select Funds Trust
INDEX DEFINITIONS
--------------------------------------------------------------------------------

Custom Equity Index
--------------------------------------------------------------------------------

The Custom Equity Index is composed of a 70% weighting in the S&P 500 Index, a 20% weighting in the Russell 2000 Index, and a 10% weighting in the MSCI EAFE index.

Lipper Multi-Cap Core Fund Index
--------------------------------------------------------------------------------

The Lipper Multi-cap Core Fund Index measures the performance of the 30 largest mutual funds that invest in a variety of capitalization ranges, without concentrating 75% or more of their equity assets in any one market capitalization range over an extended period of time, as determined by Lipper, Inc.

Lipper International Fund Index
--------------------------------------------------------------------------------

The Lipper International Fund Index measures the performance of the 30 largest mutual funds in the international equity fund objective, as determined by Lipper, Inc.

Lipper Multi-Cap Value Fund Index
--------------------------------------------------------------------------------

The Lipper Multi-Cap Value Fund Index measures the performance of the 30 largest mutual funds that invest in a variety of market capitalization ranges without concentrating 75% or more of their assets in any one market capitalization range over an extended period of time, as determined by Lipper, Inc. Value Funds seek long-term growth of capital by investing in companies that are considered to be undervalued relative to a major unmanaged stock index based on a price-to-earnings, price-to-book value, asset value or other factors.

Lipper Small-Cap Core Fund Index
--------------------------------------------------------------------------------

The Lipper Small-Cap Core Fund Index measures the performance of the 30 largest mutual funds in the small capitalization range, as determined by Lipper, Inc.

MSCI EAFE Index
--------------------------------------------------------------------------------

The Morgan Stanley Capital International Europe, Australasia, Far East Index is a broad based index that measures the performance of all of the publicly traded stocks in 21 developed non-U.S. markets. Among the countries included are Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

MSCI All Countries World Free (ex US) Index
--------------------------------------------------------------------------------

The MSCI All Countries World Free (ex US) Index is a broad based index that measures the performance of common equities in 48 countries.

MSCI All Countries World Free Growth (ex US) Index
--------------------------------------------------------------------------------

The MSCI All Countries World Free Growth (ex US) Index is a broad based index that measures the performance those common equities in 48 countries with higher price-to-book ratios and higher forecasted growth rates.

MSCI World Value Index
--------------------------------------------------------------------------------

The MSCI World Value Index is a broad based index that measures the performance of common equities in 48 countries with lower price-to-book ratios and lower forecasted growth rates.

Russell 1000 Index
--------------------------------------------------------------------------------

The Russell 2000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index.

Russell 1000 Growth Index
--------------------------------------------------------------------------------

The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth rates.

Russell 2000 Index
--------------------------------------------------------------------------------

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index.

Russell 2500 Growth Index
--------------------------------------------------------------------------------

The Russell 2500 Growth Index measures the performance of those companies within the 2,500 smallest U.S. companies in the Russell 3000 Index, based on total market capitalization, that have higher price-to-book ratios and higher forecasted growth rates.

Russell 3000 Index
--------------------------------------------------------------------------------

The Russell 3000 Index is a broad based index that measures the performance of the 3000 largest U.S. companies as measured by market capitalization, and represents about 98% of the U.S. stock market.

Russell 3000 Value Index
--------------------------------------------------------------------------------

The Russell 3000 Value Index is a broad based index that measures the performance of those companies within the 3000 largest U.S. companies, based on total market capitalization, that have lower price-to-book ratios and lower forecasted growth rates.

S&P 500 Index
--------------------------------------------------------------------------------

The S&P 500 Index, which is widely regarded as the standard for measuring large-cap U.S. stock market performance, consists of 500 stocks that represent a sample of the leading companies in leading industries.


62  The Masters' Select Funds Trust

Masters' Select Funds Trust
TRUSTEE AND OFFICER INFORMATION
--------------------------------------------------------------------------------

Background information for the Trustees and Officers of the Trust is presented below. All Trustees oversee the four Masters' Select Funds. The SAI includes additional information about the Trust's Trustees and is available, without charge, by calling 1-800-960-0188.

                         Position(s)  Term of Office
Name, Address,           Held with    and Length of               Principal Occupation(s)                  Other Directorships
and Age                  Trust        Time Served                 During the Past 5 Years                  Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
A. George Battle         Trustee      Term: Open Ended            Executive Chairman, Ask                  Director of Ask
4 Orinda Way,                         Time Served: 8 years        Jeeves, since 2004; Chief                Jeeves; Barra, Inc.;
Suite 230D                                                        Executive Officer, Ask Jeeves            and Fair, Isaac.
Orinda, CA 94563                                                  from 2000 to 2003; Senior
(born 1944)                                                       Fellow, The Aspen Institute
                                                                  since 1995.
------------------------------------------------------------------------------------------------------------------------------------
Frederick August         Trustee      Term: Open Ended            Vice President, RuotSource               None
Eigenbrod, Jr. PhD                    Time Served: 8 years        Consulting Services
4 Orinda Way,                                                     (organizational planning and
Suite 230D                                                        development) since 2002;
Orinda, CA 94563                                                  Senior Vice President,
(born 1941)                                                       Consulting Services, Silicon
                                                                  Valley, Right Associates
                                                                  (industrial psychologists)
                                                                  from 1990 to 2002.
------------------------------------------------------------------------------------------------------------------------------------
Kenneth E. Gregory*      President    Term: Open Ended            President of the Advisor;                None
4 Orinda Way,            and Trustee  Time Served: 8 years        President of Litman/Gregory
Suite 230D                                                        Research, Inc. (publishers)
Orinda, CA 94563                                                  and Litman/Gregory Asset
(born 1957)                                                       Management, LLC (investment
                                                                  advisors), Officer of
                                                                  Litman/Gregory Analytics, LLC
                                                                  (web based publisher of
                                                                  financial research), since
                                                                  2000.
------------------------------------------------------------------------------------------------------------------------------------
Craig A. Litman*         Secretary    Term: Open Ended            Treasurer and Secretary of               None
100 Larkspur             and Trustee  Time Served: 8 years        the Advisor; Vice President
Landing Circle,                                                   and Secretary of
Suite 204                                                         Litman/Gregory Research Inc.;
Larkspur, CA 94939                                                Chairman of Litman/Gregory
(born 1946)                                                       Asset Management, LLC.
------------------------------------------------------------------------------------------------------------------------------------
Taylor M. Welz           Trustee      Term: Open Ended            CPA/PFS, CFP. Partner, Bowman            None
Bowman & Company LLP                  Time Served: 8 years        & Company LLP (certified
2431 W. March Lane,                                               public accountants).
Suite 100
Stockton, CA 95207
(born 1959)
------------------------------------------------------------------------------------------------------------------------------------
John Coughlan            Treasurer    Term: Open Ended            Chief Operating Officer,                 None
4 Orinda Way,            and Chief    Time Served: 8 years        Litman/Gregory Fund Advisors,
Suite 230D               Compliance                               LLC and Chief Financial
Orinda, CA 94563         Officer                                  Officer of Litman/Gregory
(born 1956)                                                       Asset Management, LLC.
------------------------------------------------------------------------------------------------------------------------------------

* Denotes Trustees who are "interested persons" of the Trust under the 1940 Act.


                                             Trustee and Officer Information  63

NOTES
--------------------------------------------------------------------------------









--------------------------------------------------------------------------------
                     This page is intentionally left blank.


64  The Masters' Select Funds Trust

Advisor:
--------------------------------------------------------------------------------

            Litman/Gregory Fund Advisors, LLC
            Orinda, CA 94563

Distributor:
--------------------------------------------------------------------------------

            Quasar Distributors, LLC
            615 E. Michigan St.,
            2nd Floor Milwaukee, WI 53202

Transfer Agent:
--------------------------------------------------------------------------------

            BFDS
            P.O. Box 219922
            Kansas City, MO 64121-9922
            1-800-960-0188

            For Overnight Delivery:
            Masters' Select Funds
            C/O BFDS
            330 W. 9th Street
            Kansas City, MO 64105

Investment Professionals:
--------------------------------------------------------------------------------

            Registered Investment Advisors, broker/dealers, and other investment professionals may contact Fund Services at 1-925-253-5238.

Prospectus:
--------------------------------------------------------------------------------

            To request a current prospectus, statement of additional information, or an IRA application, call 1-800-656-8864.

Shareholder Inquiries:
--------------------------------------------------------------------------------

            To request action on your existing account, contact the Transfer agent, BFDS, at 1-800-960-0188, from 9:00 a.m. to 6:00 p.m. eastern time, Monday through Friday.

24-Hour Automated Information:
--------------------------------------------------------------------------------

            For access to automated reporting of daily prices, account balances and transaction activity, call 1-800-960-0188, 24 hours a day, seven days a week. Please have your Fund number (see below) and account number ready in order to access your account information.

Fund Information:
--------------------------------------------------------------------------------

                     Fund               Symbol         CUSIP       Fund Number
            ----------------------      ------         -----       -----------
                  Equity Fund            MSEFX       576417109         305
              International Fund         MSILX       576417208         306
                  Value Fund             MSVFX       576417406         307
            Smaller Companies Fund       MSSFX       576417307         308

  Website:
--------------------------------------------------------------------------------

            www.mastersfunds.com

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant's Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant's board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Mr. Taylor M. Welz and Mr. A. George Battle are audit committee financial experts and are considered to be independent.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services and tax services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed for each of the last two fiscal years for audit fees and tax fees by the principal accountant.

            =========================================================
                               FYE  12/31/2004       FYE  12/31/2003
            ---------------------------------------------------------
            Audit Fees            $115,000              $114,612
            Tax Fees               $22,840              $21,341
            =========================================================

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant. All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed by the registrant's accountant for services to the registrant and to the registrant's investment adviser (and any other controlling entity, etc.--not sub-advisor) for the last two years. The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

================================================================================
Non-Audit Related Fees                 FYE  12/31/2004        FYE  12/31/2003
--------------------------------------------------------------------------------
Registrant                             None                   None
Registrant's Investment Adviser        None                   None
================================================================================

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6. Schedule of Investments.

Schedules of Investments are included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has recently adopted a Nominating Committee Charter that contains provisions by which shareholders may recommend nominees to the registrant's board of trustees. These provisions are as follows:

                                   APPENDIX A

                           NOMINATING COMMITTEE POLICY
                     REGARDING SELECTION OF TRUSTEE NOMINEES

When a vacancy on the Board exists or is anticipated, or when the Nominating Committee ("Committee") deems it desirable to select a new or additional trustee, the Nominating Committee will consider any candidate for Trustee recommended by a current shareholder if the Committee is required by law to do so. Any such recommendation must contain sufficient background information concerning the candidate to enable the Committee to make a proper judgment as to the candidate's qualifications. The Committee, however, will not be required to solicit recommendations from the Trust's shareholders.

The Committee has not established specific, minimum qualifications that must be met by an individual for the Nominating Committee to recommend that individual for nomination as a Trustee. In seeking candidates to consider for nomination to fill a vacancy on the Board, or when the Committee deems it desirable to select a new or additional trustee, the Committee expects to seek referrals from a variety of sources, including current trustees, the investment adviser of the Trust and counsel to the Trust. The Committee may also engage a search firm to identify or evaluate or assist in identifying or evaluating candidates.

In evaluating candidates for a position on the Board, the Nominating Committee considers a variety of factors, including, as appropriate:

      (i) the candidate's knowledge in matters relating to the mutual fund industry;

      (ii) any experience possessed by the candidate as a director or senior officer of public companies;

      (iii) the candidate's educational background;

      (iv) the candidate's reputation for high ethical standards and personal and professional integrity;

      (v) any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board's existing mix of skills and qualifications;

      (vi) the candidate's perceived ability to contribute to the ongoing functions of the Board, including the candidate's ability and commitment to attend meetings regularly and work collaboratively with other members of the Board;

      (vii) the candidate's ability to qualify as an independent trustee for purposes of the Investment Company Act of 1940, as amended, the candidate's independence from Trust service providers and the existence of any other relationships that might give rise to conflict of interest or the appearance of a conflict of interest; and

      (viii) such other factors as the Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies or other transitions (e.g., whether or not a candidate is an "audit committee financial expert" under the federal securities laws).

Prior to making a final recommendation to the Board, the Committee may conduct personal interviews with the candidates it concludes are the most qualified. Any candidates recommended by shareholders will be evaluated in the same manner.

Item 11. Controls and Procedures.

(a) The Registrant's President and Treasurer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "1940 Act")) are effective as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no significant changes in the Registrant's internal controls over financial reporting that occurred during the Registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a) (1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

      (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

      (3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

      (Registrant) The Masters' Select Funds Trust
                   -------------------------------------------------------------

      By (Signature and Title) /s/ Kenneth E. Gregory
                              --------------------------------------------------
                                   Kenneth E. Gregory, President

      Date March 8, 2005
           ---------------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

      By (Signature and Title) /s/ Kenneth E. Gregory
                              --------------------------------------------------
                                   Kenneth E. Gregory, President

      Date March 8, 2005
           ---------------------------------------------------------------------

      By (Signature and Title) /s/ John Coughlan
                               -------------------------------------------------
                                   John Coughlan, Treasurer

      Date March 8, 2005
           ---------------------------------------------------------------------